EXHIBIT 10.1
                             MASTER LOAN AGREEMENT

                                 by and between

                                  COBANK, ACB,

                                      and

                     ALLIANCE FARMS COOPERATIVE ASSOCIATION


                           DATED AS OF MARCH 18, 1998
                             MASTER LOAN AGREEMENT
                                                   Construction Loan No. E039T03
                                                           Term Loan No. E039T04
      Alliance Farms Cooperative Association          Revolving Loan No. E039T05

                  This MASTER LOAN AGREEMENT ("AGREEMENT") is entered into as of the 18th day of March, 1998, by and between COBANK, ACB, whose mailing address is 245 North Waco Street, Wichita, Kansas 67202 ("COBANK"), and ALLIANCE FARMS COOPERATIVE ASSOCIATION, a Colorado cooperative corporation, whose mailing address is P.O. Box 7305, Department 189, Kansas City, Missouri 64116 ("BORROWER").
                                R E C I T A L S
          A. CoBank and Borrower entered into that certain Loan Agreement dated as of September 21, 1994, as amended by the Term Loan Amendment dated as of May 19, 1995 (collectively, the "ORIGINAL TERM LOAN AGREEMENT") pursuant to which CoBank agreed to make a term loan to Borrower in an aggregate principal amount up to $8,300,000 ("ORIGINAL TERM LOAN") for the purpose of financing a portion of the construction costs of up to three 2,450-sow farrow to feeder pig units ("FEEDER PIG UNITS"), the related support facilities and initial breeding stock for such Feeder Pig Units and the start-up costs related to such facilities. Borrower's obligation to repay the Original Term Loan is evidenced by a promissory note dated May 19, 1995 in the original principal amount of $8,300,000 made by Borrower payable to CoBank.

          B. CoBank and Borrower entered into that certain Master Loan Agreement dated as of May 19, 1995 ("ORIGINAL MASTER LOAN AGREEMENT") and that certain Multiple Advance Term Loan Supplement dated as of May 19, 1995, as amended by that certain Amendment dated as of February 11, 1997, that certain Amendment dated as of August 6, 1997, and that certain Third Amendment to Multiple Advance Term Loan Supplement dated as of December 29, 1997 (collectively, "TERM LOAN SUPPLEMENT"), pursuant to which CoBank agreed to make a term loan to Borrower in an aggregate principal amount up to $9,680,000 ("SUPPLEMENTAL TERM LOAN") for the purpose of financing a portion of the construction costs of (i) up to three Feeder Pig Units, the related support facilities and initial breeding stock for such Feeder Pig Units and the start-up costs related to such facilities, and (ii) up to two 2,450-sow farrow to weaned pig units ("WEANED PIG UNITS"), the related support facilities and initial breeding stock for such Weaned Pig Units and the start-up costs related to such facilities.

          C. Pursuant to the Original Master Loan Agreement, CoBank and Borrower entered into that certain Revolving Term Loan Supplement dated as of May 19, 1995, as amended by that certain First Amendment to Revolving Term Loan Supplement dated as of December 29, 1997 (collectively, "REVOLVING LOAN SUPPLEMENT") pursuant to which CoBank agreed to make a revolving loan to Borrower in an aggregate principal amount up to $4,500,000 ("EXISTING REVOLVING LOAN") for the purpose of (i) financing a portion of the construction costs of Borrower's Feeder Pig Units and Weaned Pig Units, the related support facilities and initial breeding stock for such Feeder Pig Units and Weaned Pig Units and the start-up costs related to such facilities and (ii) issuing a letter of credit to secure certain obligations of Borrower under an agreement granting Borrower the option to acquire certain real property in Wayne County, Illinois.

          D. CoBank and Borrower desire to consolidate the Original Term Loan and the Supplemental Term Loan (collectively, the "EXISTING TERM LOAN") and to increase the aggregate principal available, but not disbursed prior to the date of this Agreement, to Borrower under the Existing Term Loan by up to $10,920,000 as well as to modify certain terms and conditions of the Existing Term Loan.

          E. CoBank and Borrower desire to modify the Existing Revolving Loan to increase the aggregate principal amount available under the Existing Revolving Loan by up to $3,160,000 as well as to modify certain terms and conditions of the Existing Revolving Loan.

          F. CoBank and Borrower desire to provide for the availability to Borrower of a construction loan facility of up to $18,400,000 for the purpose of financing the construction of one or more Feeder Pig Units and one or more Weaned Pig Units, the related support facilities and initial breeding stock for such Feeder Pig Units and Weaned Pig Units and the start-up costs related to such facilities and to set forth the terms and conditions governing such construction loan facility.

          G. CoBank and Borrower desire to amend, restate, replace, and supersede the Original Term Loan Agreement, the Original Master Loan Agreement, the Term Loan Supplement and the Revolving Loan Supplement in their entirety.

                              A G R E E M E N T S

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1  DEFINED TERMS

     As used in this Agreement, the following terms shall have the meanings set forth below (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

     ACTIVATION FEE:  shall have the meaning set forth in Subsection 4.12.3.

     ACTIVATION NOTICE: notice to Borrower of activation of the Construction Loan Portion for construction of, and the purchase of Breeding Stock for, a designated new Unit or a Unit Under Construction, as applicable.

     ACTIVATION REQUEST: a written request in the form attached hereto as
Exhibit 1.3 which has been signed by an Authorized Officer for the activation of the Construction Loan Portion for construction of, and the purchase of Breeding Stock for, a new Unit or a Unit Under Construction, as applicable.

     ADDITIONAL COLORADO PROPERTY: the real property located in Yuma County, Colorado which was acquired by Borrower with the proceeds of the Colorado Real Estate Acquisition Loan, as such real property is more particularly described on
Exhibit 1.4 hereto.

     ADDITIONAL CONSTRUCTION LOAN: shall have the meaning set forth in Subsection 2.1.4.

     ADDITIONAL CONSTRUCTION LOAN NOTE: a promissory note substantially in the form attached hereto as Exhibit 1.6.

     ADDITIONAL COSTS:  shall have the meaning set forth in Section 9.19.

     ADDITIONAL LOANS:  shall have the meaning set forth in Subsection 2.1.4.

     ADDITIONAL LOAN APPROVAL DATE: shall have the meaning set forth in Subsection 8.35.3.

     ADDITIONAL LOAN EXPIRATION DATE: for each Additional Loan, the date after which proceeds of such Additional Loan may no longer be drawn down by Borrower, as such date is set forth in the MLA Supplement with respect to such Additional Loan.

     ADDITIONAL LOAN REQUEST: shall have the meaning set forth in Subsection 8.35.1.

     ADDITIONAL NOTES: collectively, the Additional Construction Loan Notes, the Additional Revolving Loan Notes and the Additional Term Loan Notes.

     ADDITIONAL REVOLVING LOAN: shall have the meaning set forth in Subsection 2.14.

     ADDITIONAL REVOLVING LOAN NOTE: a promissory note substantially in the form attached hereto as Exhibit 1.14.

     ADDITIONAL TERM LOAN:  shall have the meaning set forth in Subsection 2.14.

     ADDITIONAL TERM LOAN NOTE: a promissory note substantially in the form attached hereto as Exhibit 1.16.

     ADVANCE: CoBank's act of disbursing the proceeds of the Term Loan, Revolving Loan, Construction Loan or an Additional Loan.

     ADVANCE AMOUNT:  shall have the meaning set forth in Subsection 4.10.4.

     ADVANCE DATE: a day (which shall be a Business Day) on which an Advance is made.

     ADVANCE REQUEST:  shall have the meaning set forth in Subsection 8.34.1.

     AGGREGATE CONSTRUCTION LOAN COMMITMENT:  $18,400,000.00.

     AGGREGATE REVOLVING LOAN COMMITMENT: $7,660,000.00, as reduced from time to time pursuant to Subsection 4.13.2 or Section 4.17 hereof.

     AGGREGATE TERM LOAN COMMITMENT:  $26,846,700.00.

     AGREEMENT:  shall have the meaning set forth in the Recitals.

     APPRAISAL:  shall have the meaning set forth in Subsection 8.25.11.

     ARCHITECT: the architect, if any, providing architectural services in connection with the construction of a particular Feeder Pig Unit or Weaned Pig Unit.

     ARCHITECT'S CONTRACT:  shall have the meaning set forth in Subsection
8.25.12.

     AUTHORIZED OFFICERS:  shall have the meaning set forth in Subsection
8.23.11.

     AVAILABILITY PERIOD:  shall have the meaning set forth in Section 4.5.

     AVERAGE ANNUAL CASH FLOW: the amount equal to Cash Flow for the eight Fiscal Quarters most recently ended divided by two.

     BANK DEBT: all amounts owing under the Notes, fees, Borrower's obligations to purchase CoBank Equity Interests, Funding Losses and all interest, expenses, charges and other amounts payable by Borrower pursuant to the Loan Documents.

     BASE RATE: the rate of interest established by CoBank from time to time as its National Variable Rate plus the applicable Base Rate Margin. The National Variable Rate is intended to be a reference rate, and CoBank may charge other borrowers at rates at, above, or below that rate. Any change in the National Variable Rate shall take effect on the date established by CoBank as the effective date of such change and CoBank agrees to notify Borrower promptly after any change in the rate.

     BASE RATE MARGIN:  with respect to:  (a) the Term Loan, 125 basis points;
(b) the Revolving Loan, 125 basis points, and (c) the Construction Loan, 225 basis points.

     BORROWER:  shall have the meaning set forth in the Recitals.

     BORROWER BENEFIT PLAN:  shall have the meaning set forth in Subsection
8.11.3.

     BORROWER PENSION PLAN:  shall have the meaning set forth in Subsection
8.11.2.

     BORROWER'S REAL PROPERTY:  shall have the meaning set forth in Section
8.13.

     BREEDING STOCK: breeding sows, of a quality reasonably acceptable to CoBank, purchased by Borrower for the production of feeder pigs and weaned pigs in the Units.

     BUSINESS DAY: any day other than a Saturday or Sunday and other than a day which is a Federal legal holiday or a legal holiday for banks in the States of Colorado, Missouri or Kansas.

     CASH FLOW: Net Income plus depreciation and amortization, as determined in accordance with GAAP.

     CHANGE ORDER:  shall have the meaning set forth in Section 8.74.

     CLOSING DATE:  the date of this Agreement.

     COBANK:  shall have the meaning set forth in the Recitals.

     COBANK EQUITY INTERESTS:  shall have the meaning set forth in Article 8.

     COBANK'S INSPECTOR:  shall have the meaning set forth in Subsection 8.31.1.

     COBANK PRIORITY DATE:  shall have the meaning set forth in Subsection
8.25.14.

     COBRA:  shall have the meaning set forth in Subsection 8.11.2.

     CODE:  shall have the meaning set forth in Subsection 8.11.1.

     COLLATERAL:  shall have the meaning set forth in Section 7.1.

     COLORADO REAL ESTATE ACQUISITION LOAN: the loan in the original principal amount of $760,000 from Farmland to Borrower for the purpose of enabling Borrower to purchase the Additional Colorado Property, which loan is secured by a Deed of Trust dated April 12, 1996 made by Borrower to the Public Trustee of Yuma County, Colorado for the benefit of Farmland, which Deed of Trust was recorded on April 19, 1996 in Book 761 at Page 185 of the real estate records of Yuma County, Colorado, and is subordinated to the lien of CoBank on the Additional Colorado Property to the extent specified in the Deed of Trust Subordination Agreement dated June 18, 1996 executed by Farmland for the benefit of CoBank which was recorded in the real estate records of Yuma County, Colorado on June 27, 1996 in Book 764 at Page 172.

     COMMITMENT REDUCTION:  shall have the meaning set forth in Subsection
4.13.2.

     COMPLIANCE CERTIFICATE: a properly completed certificate of the chief financial officer of Borrower in the form attached hereto as Exhibit 1.52.

     CONSTRUCTION ACCOUNT:  shall have the meaning set forth in Subsection
8.25.2.

     CONSTRUCTION BUDGET:  shall have the meaning set forth in Subsection
8.25.9.

     CONSTRUCTION CONTRACT: shall have the meaning set forth in Subsection 8.25.12.

     CONSTRUCTION DEADLINE DATE: with respect to (a) a new Unit, that date which is no more than 16 months after the date of the initial Advance of the Construction Loan Portion with respect to the applicable Feeder Pig Unit or Weaned Pig Unit, which date shall not be after the Construction Loan Expiration Date, or (b) a Unit Under Construction, that date which is no more than 16 months after the date of the initial disbursement of the proceeds of the Existing Term Loan with respect to such Unit Under Construction.

     CONSTRUCTION LOAN:  shall have the meaning set forth in Subsection 2.1.3.

     CONSTRUCTION LOAN ADVANCE REQUEST: shall have the meaning set forth in Subsection 8.26.2.

     CONSTRUCTION LOAN EXPIRATION DATE:  September 30, 2001.

     CONSTRUCTION LOAN MATURITY DATE: that date on which the last Construction Loan Portion becomes due and payable pursuant to Subsection 4.13.3 hereof, but in no event later than December 31, 2001.

     CONSTRUCTION LOAN NOTE: the Promissory Note (Construction Loan) of even date herewith made by Borrower payable to CoBank in the maximum principal amount of $18,400,000.

     CONSTRUCTION LOAN PORTION: with respect to (a) a Feeder Pig Unit, the Feeder Construction Portion, and (b) a Weaned Pig Unit, the Weaned Construction Portion.

     CONSTRUCTION PREMISES:  shall have the meaning set forth in Subsection
8.25.4.

     CONSTRUCTION SCHEDULE: shall have the meaning set forth in Subsection 8.25.10.

     CURRENT DEBT: as of the date of determination, the portion of all long-term debt of Borrower (determined in accordance with GAAP) which is due and payable within one year or less from the date of determination.

     DEFAULT INTEREST RATE: with respect to (a) a Quoted Rate Loan, a rate of interest equal to 200 basis points plus the Quoted Rate being charged on such Quoted Rate Loan, and (b) a Loan other than a Quoted Rate Loan, a rate of interest equal to 200 basis points plus the Base Rate.

     DEFICIT:  shall have the meaning set forth in Subsection 8.32.5.

     DISPUTED AMOUNT:  shall have the meaning set forth in Section 4.6.

     DISPUTING CONTRACTOR:  shall have the meaning set forth in Section 4.6.

     ELIGIBILITY REQUIREMENTS: shall have the meaning set forth in Subsection 8.23.1.

     ENVIRONMENTAL LAWS: the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Resource Conservation and Recovery Act of 1976; the Federal Water Pollution Control Act; the Safe Drinking Water Act; the Toxic Substances Control Act; the Clean Air Act; the Clean Water Act; the Solid Waste Disposal Act; the Emergency Planning and Community Right-to-Know Act of 1986; the Hazardous Materials Transportation Act; and any state superlien and environmental clean-up statutes applicable to Borrower's Real Property, as each of the foregoing are amended from time to time.

     ENVIRONMENTAL REGULATIONS: as defined in the definition of Hazardous Substances.

     EQUITY LOAN: the loans made by Farmland to Borrower from time to time (a) for the purpose of enabling Borrower to commence construction of a Feeder Pig Unit or a Weaned Pig Unit, (b) in a principal amount equal to at least the Feeder Pig Unit Equity Tranche, where the construction of a Feeder Pig Unit will be commenced, and at least the Weaned Pig Unit Equity Tranche, where the construction of a Weaned Pig Unit will be commenced, and (c) each of which satisfies the conditions set forth in Subsection 4.1.2 of this Agreement and thereby constitutes and is deemed to be a Feeder Pig Unit Equity Tranche or Weaned Pig Unit Equity Tranche, as applicable.

     ERISA:  shall have the meaning set forth in Subsection 8.11.1.

     EVENT OF DEFAULT:  shall have the meaning set forth in Section 9.1.

     EXCESS FEEDER PIG PURCHASE AGREEMENTS: the Excess Feeder Pig Purchase Agreements, substantially in the form attached hereto as Exhibit 1.76, between Borrower and Farmland pursuant to which Borrower shall sell its inventory of feeder pigs meeting certain minimum health and weight requirements to Farmland because, in lieu of Borrower selling additional shares of its Class A common stock, Farmland has agreed to make an Equity Loan constituting a Feeder Pig Unit Equity Tranche to Borrower and, in connection therewith, has committed to purchase from Borrower a minimum quantity of feeder pigs equal to the quantity of feeder pigs that would be purchased by members of Borrower owning 17 shares of Borrower's Class A common stock, $.01 par value per share until the earlier of the expiration of the ten year term of such Excess Feeder Pig Purchase Agreement or the repayment of such Equity Loan with the proceeds of the sale of at least 17 shares of Borrower's Class A common stock, $.01 par value per share, where the purchasers of such stock have delivered executed Feeder Pig Purchase Agreements as required pursuant to Borrower's bylaws in effect on the date hereof or as subsequently amended with CoBank's prior written consent.

     EXCESS CLASS C WEANED PIG PURCHASE AGREEMENTS: the Excess Weaned Pig Purchase Agreements, substantially in the form attached hereto as Exhibit 1.77, between Borrower and Farmland pursuant to which Borrower shall sell its inventory of weaned pigs meeting certain minimum health and weight requirements to Farmland because, in lieu of Borrower selling additional shares of its Class C common stock, Farmland has agreed to make an Equity Loan constituting a Weaned Pig Unit Equity Tranche to Borrower and, in connection therewith, has committed to purchase from Borrower a minimum quantity of weaned pigs equal to the quantity of weaned pigs that would be purchased by members of Borrower owning 24 shares of Borrower's Class C common stock, $.01 par value per share until the earlier of the expiration of the ten year term of such Excess Class C Weaned Pig Purchase Agreement or the repayment of such Equity Loan with the proceeds of the sale of at least 24 shares of Borrower's Class C common stock, $.01 par value per share, where the purchasers of such stock have delivered executed Weaned Pig Purchase Agreements as required pursuant to Borrower's bylaws in effect on the date hereof or as subsequently amended with CoBank's prior written consent.

     EXCESS WEANED PIG PURCHASE AGREEMENTS: the Excess Weaned Pig Purchase Agreements, substantially in the form attached hereto as Exhibit 1.78, between Borrower and Farmland pursuant to which Borrower shall sell its inventory of weaned pigs meeting certain minimum health and weight requirements to Farmland because, in lieu of Borrower selling additional shares of its Class B common stock, Farmland has agreed to make an Equity Loan constituting a Weaned Pig Unit Equity Tranche to Borrower and, in connection therewith, has committed to purchase from Borrower a minimum quantity of weaned pigs equal to the quantity of weaned pigs that would be purchased by members of Borrower owning 18 shares of Borrower's Class B common stock, $.01 par value per share until the earlier of the expiration of the ten year term of such Excess Weaned Pig Purchase Agreement or the repayment of such Equity Loan with the proceeds of the sale of at least 18 shares of Borrower's Class B common stock, $.01 par value per share, where the purchasers of such stock have delivered executed Weaned Pig Purchase Agreements as required pursuant to Borrower's bylaws in effect on the date hereof or as subsequently amended with CoBank's prior written consent.

     EXISTING ADVANCE AMOUNT: shall have the meaning set forth in Subsection 8.29.2.

     EXISTING BALANCE: the Existing Term Balance and the Existing Revolving Balance.

     EXISTING REVOLVING BALANCE: shall have the meaning set forth in Subsection 2.1.2.

     EXISTING REVOLVING LOAN:  shall have the meaning set forth in the Recitals.

     EXISTING TERM BALANCE:  shall have the meaning set forth in Subsection
2.1.1.

     EXISTING TERM LOAN:  shall have the meaning set forth in the Recitals.

     EXISTING UNITS: Borrower's five Feeder Pig Units in operation in Yuma County, Colorado, and two Feeder Pig Units in operation in Wayne County, Illinois, on the date hereof.

     FAIR MARKET VALUE: a valuation as determined (a) in a written appraisal from an MAI certified appraiser, or (b) in some other manner mutually acceptable to CoBank and Borrower.

     FARMLAND:  Farmland Industries, Inc.

     FARMLAND NOTE: one or more promissory notes made by Borrower from time to time payable to Farmland which evidences Borrower's payment obligations under one or more Equity Loans.

     FEEDER CONSTRUCTION PORTION: shall have the meaning set forth in Subsection 4.1.1.

     FEEDER PIG PURCHASE AGREEMENTS: the Feeder Pig Purchase Agreements, substantially in the forms attached hereto as Exhibits 1.90(a), 1.90(b), or 1.90(c), between Borrower and each of its members owning shares of Borrower's Class A common stock pursuant to which Borrower shall sell its inventory of feeder pigs (exclusive of any excess production of feeder pigs as determined pursuant to said Feeder Pig Purchase Agreements) meeting certain minimum health and weight requirements to such members.

     FEEDER PIG UNIT: shall have the meaning set forth in the Recitals (notwithstanding the meaning ascribed to this term in the Recitals, CoBank and Borrower acknowledge and agree that the capacity of any Feeder Pig Unit shall not be limited to 2,450 sows).

     FEEDER PIG UNIT EQUITY TRANCHE: shall have the meaning set forth in Subsection 4.1.1.

     FEEDER REVOLVING PORTION: shall have the meaning set forth in Subsection 4.1.1.

     FEEDER TERM PORTION:  shall have the meaning set forth in Subsection 4.1.1.

     FINAL UNIT UNDER CONSTRUCTION ADVANCE:  shall have the meaning set forth in
Section 8.30.

     FISCAL QUARTER: the quarters of Borrower's fiscal year commencing as of September 1, December 1, March 1 and June 1.

     FORCE MAJEURE: shall mean acts or events beyond the reasonable control of (and not caused by) the party relying thereon provided: (a) the occurrence of such acts or events prevent the party relying thereon from the performance of its duties under or in connection with the Construction Contract or any subcontract or with respect to construction or testing of the applicable Feeder Pig Unit or Weaned Pig Unit, and (b) such party has been unable to overcome such acts or events by the exercise of reasonable due diligence; provided, however, the following acts or events shall not be included in Force Majeure: economic hardship, strikes, work stoppages or labor disturbances of or with respect to Borrower or General Contractor.

     FUNDING LOSSES:  shall have the meaning set forth in Section 5.2.

     GAAP: generally accepted accounting principles in the United States of America, applied consistently by Borrower, as in effect from time to time.

     GENERAL CONTRACTOR: the contractor in charge of the construction of a particular Feeder Pig Unit or Weaned Pig Unit.

     HAZARDOUS SUBSTANCES: dangerous, toxic or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Laws or any other federal, state or local law, statute, code, ordinance, regulation, requirement or rule relating to environmental matters ("ENVIRONMENTAL REGULATIONS"), and also including urea formaldehyde, polychlorinated biphenyls, asbestos, asbestos-containing materials, nuclear fuel or waste, and petroleum products, or any other waste, material, substances, pollutant or contaminant which would subject an owner of property to any damages, penalties or liabilities under any applicable Environmental Laws or Environmental Regulations.

     INDEMNIFIED PARTIES:  shall have the meaning set forth in Section 8.82.

     IRS:  shall have the meaning set forth in Subsection 8.11.2.

     LETTER OF CREDIT: the irrevocable letter of credit no. 611491 issued by CoBank for the account of Borrower and for the benefit of Bill L. Bailey and Norma Jean Bailey in the face amount of $150,000, which letter of credit has an expiry date of November 30, 1998.

     LICENSING LAWS:  shall have the meaning set forth in Section 8.4.

     LIVESTOCK:  shall have the meaning set forth in Section 8.46.

     LOAN:  any of the Loans.

     LOANS: a collective reference to the Term Loan, the Revolving Loan, the Construction Loan and all Additional Loans outstanding from time to time.

     LOAN DOCUMENTS: this Agreement, the Notes, the Security Documents, the MLA Supplements, and other documents executed by Borrower which are required to grant to CoBank a perfected security interest in the Collateral.

     LOAN PROCEEDS:  shall have the meaning set forth in Section 4.5.

     MATERIAL ADVERSE EFFECT: (a) a material adverse effect on the financial condition, results of operation, business or property of Borrower; (b) a material adverse effect on the ability of Borrower to perform its obligations under this Agreement and the other Loan Documents; or (c) a material adverse effect upon the ability of CoBank to enforce its rights and remedies under the Loan Documents.

     MATERIAL AGREEMENTS:  shall have the meaning set forth in Section 8.15.

     MATURITY DATE: with respect to (a) the Term Loan, the Term Loan Maturity Date, (b) with respect to the Revolving Loan, the Revolving Loan Maturity Date,
(c) with respect to the Construction Loan, the Construction Loan Maturity Date, and (d) with respect to any Additional Loan, the maturity date for such Additional Loan set forth in the MLA Supplement executed by Borrower and CoBank with respect to such Loan.

     MEASUREMENT QUARTER:  shall have the meaning set forth in Subsection
4.10.6.

     MLA SUPPLEMENT: the Master Loan Agreement Supplement in the form attached hereto: (a) with respect to an Additional Term Loan, as Exhibit 2.1.4(a), (b) with respect to an Additional Revolving Loan, as Exhibit 2.1.4(b), and (c) with respect to an Additional Construction Loan, as Exhibit 2.1.4(c).

     MULTIEMPLOYER PLAN:  shall have the meaning set forth in Subsection 8.11.3.

     NET INCOME: Borrower's net income (excluding all Pig Production Margins), determined in accordance with GAAP.

     NOTES: the Term Loan Note, the Revolving Loan Note, the Construction Loan Note, all Additional Term Loan Notes, all Additional Revolving Loan Notes and all Additional Construction Loan Notes.

     ORGANIZATIONAL DOCUMENTS: in the case of a corporation, its articles or certificate of incorporation and bylaws; in the case of a partnership, its partnership agreement and certificate of limited partnership, if applicable; in the case of a limited liability company, its articles of organization and its operating agreement.

     ORIGINAL MASTER LOAN AGREEMENT: shall have the meaning set forth in the Recitals.

     ORIGINAL TERM LOAN:  shall have the meaning set forth in the Recitals.

     ORIGINAL TERM LOAN AGREEMENT: shall have the meaning set forth in the Recitals.

     PERMANENT FUNDING FEE:  shall have the meaning set forth in Subsection
4.12.4.

     PERMITS:  shall have the meaning set forth in Subsection 8.25.15.

     PERMITTED ENCUMBRANCE:  shall have the meaning set forth in Section 8.13.
     PERSON: any individual, corporation, limited liability company, association, partnership, trust, organization, government, governmental agency, or other entity.

     PIG PRODUCTION MARGINS: the Production Margin (as such term is defined in the Feeder Pig Purchase Agreements and the Weaned Pig Purchase Agreements), if any, charged by Borrower under the Feeder Pig Purchase Agreements and the Weaned Pig Purchase Agreements.

     PLANS AND SPECIFICATIONS: the plans, architectural drawings, engineering drawings, material lists, and other specifications for the construction of a Unit as approved by CoBank and as modified from time to time by Change Orders meeting the requirements of Section 8.74 of this Agreement.

     POTENTIAL DEFAULT: any event, other than an event described in Section 9.1(a) hereof, which with the giving of notice or lapse of time, or both, would become an Event of Default.

     PRINCIPAL AGREEMENTS: the Feeder Pig Purchase Agreements, the Excess Feeder Pig Purchase Agreements, the Weaned Pig Purchase Agreements, the Excess Weaned Pig Purchase Agreements, the Excess Class C Weaned Pig Purchase Agreements and the Swine Agreement.

     PURCHASE MONEY REAL PROPERTY: shall have the meaning set forth in Section 8.64.

     QUOTED RATE: the rate of interest determined and quoted by CoBank in its sole and absolute discretion from time to time at the request of Borrower, which may not necessarily be the lowest rate at which CoBank loans funds at that time.

     QUOTED RATE LOAN:  shall have the meaning set forth in Subsection 4.10.2.

     QUOTED RATE REQUEST:  shall have the meaning set forth in Subsection
4.10.2.

     QUOTED RATE PERIOD:  shall have the meaning set forth in Subsection 4.10.2.

     REAL PROPERTY ACQUISITION LOAN:  shall have the meaning set forth in
Section 8.64.

     REGULATORY CHANGE:  shall have the meaning set forth in Section 9.19.

     REQUIRED LICENSES:  shall have the meaning set forth in Section 8.10.

     RESERVED DISPUTED AMOUNT:  shall have the meaning set forth in Section 4.6.

     RETAINAGE:  shall have the meaning set forth in Subsection 8.32.1.

     RETAINAGE RELEASE DATE:  shall have the meaning set forth Subsection
8.32.1.

     RETAINED AMOUNT:  shall have the meaning set forth in Section 4.4.

     REVOLVING LOAN:  shall have the meaning set forth in Subsection 2.1.2.

     REVOLVING LOAN EXPIRATION DATE: September 30, 2011.

     REVOLVING LOAN MATURITY DATE:  September 30, 2011.

     REVOLVING LOAN NOTE:  the Amended and Restated Promissory Note (Revolving
Loan) of even date herewith made by Borrower payable to CoBank in the maximum principal amount of $7,660,000.

     REVOLVING LOAN SUPPLEMENT: shall have the meaning set forth in the Recitals.

     REVOLVING LOAN TAKEOUT AMOUNT: with respect to (a) a Feeder Pig Unit, the balance outstanding on the Feeder Construction Portion after the Feeder Term Portion has been applied to the Feeder Construction Portion, or (b) a Weaned Pig Unit, the balance outstanding on the Weaned Construction Portion after the Weaned Term Portion has been applied to the Weaned Construction Portion.

     RPTA:  shall have the meaning set forth in Subsection 8.23.14.

     SECURITY DOCUMENTS: the security agreements, mortgages and deeds of trust and amendments thereto, financing statements, pledge agreements, leasehold assignment and consents, assignments and/or other security documents executed by Borrower in favor of CoBank to secure Borrower's performance of its obligations under the Notes and other Loan Documents with a first lien on all assets, real and personal, of Borrower, in form and substance reasonably acceptable to CoBank.

     SPREADING EASEMENT: an easement or other agreement providing access, granted to Borrower by a third-party, on such third-party's leased or owned real property, as the case may be, for the purpose of allowing Borrower to dispose of the anticipated effluent from Borrower's operation of one or more Units.

     SUPPLEMENTAL TERM LOAN:  shall have the meaning set forth in the Recitals.

     SWINE AGREEMENT: the Swine Production Services Agreement dated as of July 13, 1994 by and between Borrower and Farmland, as amended by the First Amendment to Swine Production Services Agreement dated as of July 26, 1996 and by the Second Amendment to Swine Production Services Agreement dated as of April 14, 1997, pursuant to which Farmland agrees to provide certain administrative, advisory and consulting services to Borrower.

     SWINE AGREEMENT CONSENT: the Consent to Collateral Assignment, in form and substance reasonably satisfactory to CoBank, from Farmland.

     TERM LOAN: shall have the meaning set forth in Subsection 2.1.1.

     TERM LOAN EXPIRATION DATE:  December 31, 2001.

     TERM LOAN MATURITY DATE: that date which is ninety-nine (99 ) months after the final Advance under the Term Loan which final Advance shall not be later than the Term Loan Expiration Date

     TERM LOAN NOTE: the Amended and Restated Promissory Note (Term Loan) of even date herewith made by Borrower payable to CoBank in the maximum principal amount of $26,846,700.

     TERM LOAN SUPPLEMENT:  shall have the meaning set forth in the Recitals.

     TERM LOAN TAKEOUT AMOUNT: with respect to (a) a Feeder Pig Unit, the Feeder Term Portion, and (b) a Weaned Pig Unit, the Weaned Term Portion.

     TITLE COMMITMENTS:  shall have the meaning set forth in Subsection 8.23.5.

     TITLE INSURERS:  shall have the meaning set forth in Subsection 8.23.5.

     TITLE POLICIES:  shall have the meaning set forth in Subsection 8.23.5.

     TOTAL EQUITY: Borrower's stockholders' equity, determined in accordance with GAAP, plus the outstanding principal amount under the outstanding Farmland Notes.

     TOTAL ASSETS:  all assets of Borrower determined in accordance with GAAP.

     UNITS: collectively, the Feeder Pig Units and the Weaned Pig Units, whether an Existing Unit, a new Unit or a Unit Under Construction.

     UNITS UNDER CONSTRUCTION: those Units (one Weaned Pig Unit in Yuma County, Colorado and one Weaned Pig Unit in Wayne County, Illinois) as to which Borrower, as of the Closing Date, is entitled to further disbursements under the Existing Term Loan and the Existing Revolving Loan.

     UNIT UNDER CONSTRUCTION PREMISES: shall have the meaning set forth in
Section 8.17.

     WATER RIGHTS:  shall have the meaning set forth in Section 8.20.

     WATER SUPPLY EASEMENTS: shall have the meaning set forth in Subsection 8.23.8.

     WEANED CONSTRUCTION PORTION: shall have the meaning set forth in Subsection 4.1.1.

     WEANED PIG PURCHASE AGREEMENTS: (a) the Weaned Pig Purchase Agreements, substantially in the form attached hereto as Exhibit 1.172 (a) between Borrower and each of its members owning shares of Borrower's Class B common stock; and
(b) the Class C Weaned Pig Purchase Agreements, substantially in the form attached hereto as Exhibit 1.172 (b) between Borrower and each of its members owning shares of Borrower's Class C common stock pursuant to which Borrower shall sell its inventory of weaned pigs meeting certain minimum health and weight requirements to such members.

     WEANED PIG UNIT: shall have the meaning set forth in the Recitals (notwithstanding the meaning ascribed to this term in the Recitals, CoBank and Borrower acknowledge and agree that the capacity of any Weaned Pig Unit shall not be limited to 2,450 sows).

     WEANED PIG UNIT EQUITY TRANCHE: shall have the meaning set forth in Subsection 4.1.1.

     WEANED REVOLVING PORTION: shall have the meaning set forth in Subsection 4.1.1.

     WEANED TERM PORTION:  shall have the meaning set forth in Subsection 4.1.1.

ARTICLE 1 CREDIT FACILITIES

     FINANCIAL ACCOMMODATIONS. On the terms and conditions set forth in this Agreement, CoBank agrees to make the following financial accommodations available to Borrower:

          TERM LOAN. A term loan in an aggregate principal amount up to the Aggregate Term Loan Commitment ("TERM LOAN"). The outstanding amount of the Existing Term Loan as of the date hereof ("EXISTING TERM BALANCE") shall constitute part of the Term Loan, and this Agreement shall amend, restate, replace and supersede the Original Term Loan Agreement, the Original Master Loan Agreement and the Term Loan Supplement in their entirety.

          REVOLVING LOAN A revolving loan ("REVOLVING LOAN") in an aggregate principal amount up to the Aggregate Revolving Loan Commitment less the undrawn face amount of the Letter of Credit until the Letter of Credit Expiration Date (after which date, if not already made available to Borrower, the entire face amount of the Letter of Credit shall be made available to Borrower as a part of the Revolving Loan). The outstanding amount of the Existing Revolving Loan as of the date hereof ("EXISTING REVOLVING BALANCE") shall constitute part of the Revolving Loan, and this Agreement shall amend, restate, replace and supersede the Original Master Loan Agreement and the Revolving Loan Supplement in their entirety.

          CONSTRUCTION LOAN. A construction loan ("CONSTRUCTION LOAN") in an aggregate principal amount up to the Aggregate Construction Loan Commitment.

          FUTURE LOANS. From time to time on or after the date hereof Borrower may, (a) in accordance with the procedures set forth in Section 8.35 hereof, request CoBank to make one or more additional term loans (each an "ADDITIONAL TERM LOAN"), one or more additional revolving loans (each an "ADDITIONAL REVOLVING LOAN"), or one or more additional construction loans (each an "ADDITIONAL CONSTRUCTION LOAN"). CoBank will evaluate each such request and determine, in its sole and absolute discretion, whether or not to make the Additional Term Loan, Additional Revolving Loan or Additional Construction Loan (collectively "ADDITIONAL LOANS") requested therein. In the event CoBank agrees to make such Additional Loan, Borrower shall execute an MLA Supplement substantially in the form attached hereto as Exhibit 2.1.4(a) (for an Additional Term Loan), as Exhibit 2.1.4(b) (for an Additional Revolving Loan), or as
Exhibit 2.1.4(c) (for an Additional Construction Loan), and an Additional Term Loan Note, Additional Revolving Loan Note or Additional Construction Loan Note, as applicable, and such additional Security Documents, or amendments to existing Security Documents, as CoBank shall require in its sole discretion and the terms and conditions applicable to such Additional Loan shall be as set forth in this Agreement as supplemented or modified by the MLA Supplement and/or the Additional Term Loan Note, Additional Revolving Loan Note or Additional Construction Loan Note, as applicable.

ARTICLE 2  PURPOSES

     PURPOSE - TERM LOAN. The proceeds of the Term Loan shall be used (a) to refinance the Existing Term Loan and (b) the balance only to pay off a portion of the costs of Borrower's construction (including the cost of acquiring the Construction Premises or Unit Under Construction Premises, as applicable, and Breeding Stock), conducted in accordance with the terms of this Agreement, of all Units Under Construction and one or more new Feeder Pig Units and new Weaned Pig Units, as follows: (i) the proceeds of the Term Loan available to Borrower upon receipt of a Feeder Pig Unit Equity Tranche (as defined below) may be used by Borrower only to finance up to a maximum of $2,110,000 of the costs of Borrower's construction (including the cost of acquiring the Construction Premises or Unit Under Construction Premises, as applicable, and the Breeding Stock), conducted in accordance with the terms of this Agreement, of a Feeder Pig Unit, and (ii) the proceeds of the Term Loan available to Borrower upon receipt of a Weaned Pig Unit Equity Tranche (as defined below) may be used by Borrower only to finance up to a maximum of $1,675,000 of the costs of Borrower's construction (including the cost of acquiring the Construction Premises or Unit Under Construction Premises, as applicable, and the Breeding Stock), conducted in accordance with the terms of this Agreement, of a Weaned Pig Unit.

     PURPOSE - REVOLVING LOAN.  The proceeds of the Revolving Loan shall be used
(a) to refinance the Existing Revolving Loan and (b) the balance only (i) to pay off the portion of the costs of Borrower's construction (including the cost of acquiring the Construction Premises or Unit Under Construction Premises, as applicable, and Breeding Stock) remaining after the funding of the Term Loan Takeout Amount for all Units Under Construction and one or more new Feeder Pig Units and new Weaned Pig Units, and (ii) to reimburse CoBank in the event that draws are made on the Letter of Credit, and (iii) to fund the working capital needs of Borrower.

     PURPOSE - CONSTRUCTION LOAN. The proceeds of the Construction Loan available to Borrower upon receipt of a Feeder Pig Unit Equity Tranche may be used by Borrower only to finance a portion of the costs of Borrower's construction (including the cost of acquiring the Construction Premises or Unit Under Construction Premises, as applicable, and the Breeding Stock), conducted in accordance with the terms of this Agreement, of a Feeder Pig Unit (whether new or a Unit Under Construction). The proceeds of the Construction Loan available to Borrower upon receipt of a Weaned Pig Unit Equity Tranche may be used by Borrower only to finance a portion of the costs of Borrower's construction (including the cost of acquiring the Construction Premises or Unit Under Construction Premises, as applicable, and the Breeding Stock), conducted in accordance with the terms of this Agreement, of a Weaned Pig Unit (whether new or a Unit Under Construction).

     PURPOSE - ADDITIONAL LOANS. The proceeds of any Additional Loan may be used by Borrower only for the purposes specified in the MLA Supplement executed by CoBank and Borrower with respect to such Additional Loan.

ARTICLE 3  AVAILABILITY; MANNER AND METHOD OF DISBURSEMENT; REBORROWING

     AVAILABILITY. The proceeds of the Term Loan, the Revolving Loan and the Construction Loan will be made available to Borrower as follows:

          AVAILABILITY OF LOAN PROCEEDS DEPENDENT UPON LEVEL OF EQUITY CONTRIBUTION. Subject to Subsection 4.1.2, the amount of Loan Proceeds available to Borrower for disbursement on or after the Closing Date under the Loans shall be dependent upon the amount of equity contributions received by Borrower after December 31, 1997, as set forth below, and Borrower shall be required to provide evidence reasonably satisfactory to CoBank, of the receipt and amount of such equity contributions:

          FEEDER PIG UNITS. For each $1,360,000 in equity contributions received by Borrower after December 31, 1997 from the sale of at least 17 shares of Borrower's Class A common stock, $.01 par value per share ("FEEDER PIG UNIT EQUITY TRANCHE"), the following amounts shall become available for disbursement to Borrower (the funding of which shall be subject to the fulfillment of all applicable conditions precedent under Article 11 hereof) and shall be used for the purposes permitted in Article 3 hereof and shall constitute the maximum amount of Loan Proceeds available under the Construction Loan, Term Loan and Revolving Loan, respectively, on account of the receipt of such Feeder Unit Equity Tranche: (i) under the Construction Loan, $2,720,000 ("FEEDER CONSTRUCTION PORTION"); (ii) under the Term Loan, $2,110,000 ("FEEDER TERM PORTION"); and (iii) under the Revolving Loan, $610,000 ("FEEDER REVOLVING PORTION"). Notwithstanding the foregoing, with respect to each Feeder Pig Unit which is a Unit Under Construction, the Feeder Construction Portion, Feeder Term Portion and Feeder Revolving Portion shall be available for disbursement to Borrower (subject to the fulfillment of all applicable conditions precedent under Article 11) if Borrower has previously provided CoBank with evidence of the receipt of the Feeder Pig Unit Equity Tranche (including any Equity Loan constituting and deemed to be a Feeder Pig Unit Equity Tranche), notwithstanding the fact that Borrower received the equity contributions constituting such Feeder Pig Unit Equity Tranche before December 31, 1997.

          WEANED PIG UNITS. For each $1,080,000 in equity contributions received by Borrower after December 31, 1997 from the sale of at least 18 shares of Borrower's Class B common stock, $.01 par value per share, or at least 24 shares of Borrower's Class C common stock, $.01 par value per share ("WEANED PIG UNIT EQUITY TRANCHE"), the following amounts shall become available for disbursement to Borrower (the funding of which shall be subject to the fulfillment of all applicable conditions precedent under Article 11 hereof) and shall be used for the purposes permitted in Article 3 hereof and shall constitute the maximum amount of Loan Proceeds available under the Construction Loan, Term Loan and Revolving Loan, respectively, on account of the receipt of such Weaned Unit Equity Tranche: (i) under the Construction Loan, $2,160,000 ("WEANED CONSTRUCTION PORTION"); (ii) under the Term Loan, $1,675,000 ("WEANED TERM PORTION") and (iii) under the Revolving Loan, $485,000 ("WEANED REVOLVING PORTION"). Notwithstanding the foregoing, with respect to each Weaned Pig Unit which is a Unit Under Construction, the Weaned Construction Portion, Weaned Term Portion and Weaned Revolving Portion shall be available for disbursement to Borrower (subject to the fulfillment of all applicable conditions precedent under Article 11) if Borrower has previously provided CoBank with evidence of the receipt of the Weaned Pig Unit Equity Tranche (including any Equity Loan constituting and deemed to be a Weaned Pig Unit Equity Tranche), notwithstanding the fact that Borrower received the equity contributions constituting such Weaned Pig Unit Equity Tranche before December 31, 1997.

          EQUITY LOAN SHALL FULFILL REQUIREMENT FOR AN EQUITY TRANCHE. Upon satisfaction of the conditions set forth below, each loan to Borrower from Farmland in lieu of the receipt by Borrower of equity funds in the amount of (a) $1,360,000, shall constitute and be deemed to be a Feeder Pig Unit Equity Tranche, and (b) $1,080,000, shall constitute and be deemed to be a Weaned Pig Unit Equity Tranche. A maximum of eight Equity Loans may be outstanding at any time. In order to constitute an Equity Loan, a loan from Farmland to Borrower shall:
          be in a principal amount equal to $ 1,360,000, if such loan is intended to constitute a Feeder Pig Unit Equity Tranche;

          be in a principal amount equal to $ 1,080,000, if such loan is intended to constitute a Weaned Pig Unit Equity Tranche;

          be made pursuant to loan documents reasonably satisfactory to CoBank;

          not be secured by any assets of Borrower other than the Feeder Pig Unit or Weaned Pig Unit to be constructed, in part, with the proceeds of such loan from Farmland;

          CoBank and Farmland shall have entered into a subordination agreement in the form of Exhibit 4.1.2 hereto regarding the subordination of such loan, and all liens securing such loan, to the Bank Debt; and

          if such loan is intended to constitute (i) a Feeder Pig Unit Equity Tranche, CoBank shall have received a copy of any executed Excess Feeder Pig Purchase Agreements evidencing the obligation of the counterparties to such agreements to purchase in the aggregate a minimum quantity of feeder pigs from Borrower equal to the quantity of feeder pigs that would be purchased, pursuant to Feeder Pig Purchase Agreements, by members of Borrower owning 17 shares of Borrower's Class A common stock, $.01 par value per share, which obligation to purchase feeder pigs shall commence when the first lot of feeder pigs meeting minimum health and weight requirements specified in such agreements is produced and available from the Feeder Pig Unit constructed, in part, with the proceeds of such loan and shall continue in effect for so long as such loan is outstanding, or (ii) a Weaned Pig Unit Equity Tranche, CoBank shall have received a copy of any executed Excess Weaned Pig Purchase Agreements or Excess Class C Weaned Purchase Agreements, as the case may be, evidencing the obligation of the counterparties to such agreements to purchase in the aggregate a minimum quantity of weaned pigs from Borrower equal to the quantity of weaned pigs that would be purchased, pursuant to Weaned Pig Purchase Agreements, by members of Borrower owning 18 shares of Borrower's Class B common stock, $.01 par value per share or 24 shares of Borrower's Class C common stock, $.01 par value per share, which obligation to purchase weaned pigs shall commence when the first lot of weaned pigs meeting minimum health and weight requirements specified in such agreements is produced and available from the Weaned Pig Unit constructed, in part, with the proceeds of such loan and shall continue in effect for so long as such loan is outstanding.

     RESERVATION REGARDING FEEDER PIG UNITS. At the time of the issuance of an Activation Notice by CoBank with respect to the Feeder Construction Portion for any Feeder Pig Unit (whether new or a Unit Under Construction), CoBank shall reserve (a) the Feeder Term Portion against the Term Loan, and (b) the Feeder Revolving Portion against the Revolving Loan, and the amounts so reserved shall not be available for disbursement under this Agreement until such time as payment of all outstanding principal of the Feeder Construction Portion for such Feeder Pig Unit is due and payable under this Agreement. Upon the repayment of the Feeder Construction Portion for a Feeder Pig Unit (whether new or a Unit Under Construction) with the Term Loan Takeout Amount and the Revolving Loan Takeout Amount and the reservation of the Retained Amount for such Feeder Pig Unit against the Revolving Loan at the time of such repayment, the amount of the Feeder Revolving Portion for such Feeder Pig Unit remaining, if any, shall no longer be reserved against the Revolving Loan and shall be available to Borrower upon the terms and conditions of this Agreement.

     RESERVATION REGARDING WEANED PIG UNIT. At the time of the issuance of an Activation Notice by CoBank with respect to the Weaned Construction Portion for any Weaned Pig Unit (whether new or a Unit Under Construction), CoBank shall reserve (a) the Weaned Term Portion against the Term Loan, and (b) the Weaned Revolving Portion against the Revolving Loan, and the amounts so reserved shall not be available for disbursement under this Agreement until such time as payment of all outstanding principal of the Weaned Construction Portion for such Weaned Pig Unit is due and payable under this Agreement. Upon the repayment of the Weaned Construction Portion for a Weaned Pig Unit (whether new or a Unit Under Construction) with the Term Loan Takeout Amount and the Revolving Loan Takeout Amount and the reservation of the Retained Amount for such Weaned Pig Unit against the Revolving Loan at the time of such repayment, the amount of the Weaned Revolving Portion for such Weaned Pig Unit remaining, if any, shall no longer be reserved against the Revolving Loan and shall be available to Borrower upon the terms and conditions of this Agreement.

     RESERVATION REGARDING RETAINAGE. The amount of the Retainage held by CoBank pursuant to Subsection 8.32.1 of this Agreement with respect to the construction of a Unit ("RETAINED AMOUNT") shall be reserved against the Revolving Loan at the time that the Construction Loan Portion for such Unit is repaid upon the funding of the Term Loan Takeout Amount and the Revolving Loan Takeout Amount and such reservation shall continue until the Retainage Release Date.

     MANNER OF DISBURSEMENT. The proceeds of any Loan ("LOAN PROCEEDS") will be made available to Borrower during the period ("AVAILABILITY PERIOD") commencing upon satisfaction of the conditions set forth in Article 11 hereof applicable to such Loan and continuing (a) with respect to the Term Loan, until the Term Loan Expiration Date, (b) with respect to the Revolving Loan, until the Revolving Loan Expiration Date, (c) with respect to the Construction Loan, until the Construction Loan Expiration Date, and (d) with respect to an Additional Loan, until the Additional Loan Expiration Date. Unless otherwise agreed, the Loan Proceeds will be made available, in accordance with this Agreement, on Business Days during the Availability Period by (x) credit to the account of CoBank where
(i) the Term Loan Takeout Amount and the Revolving Loan Takeout Amount for a particular Unit are advanced hereunder for the purpose of repaying the Construction Loan Portion for such Unit, (ii) proceeds of the Construction Loan are advanced to repay the amount of the Existing Term Loan and Existing Revolving Loan advanced with respect to a Unit Under Construction prior to the Closing Date, or (iii) an Advance under the Revolving Loan is made hereunder due to a draw under the Letter of Credit, and (y) by check or by wire transfer of immediately available funds in accordance with written wire transfer instructions to be furnished by Borrower on a form supplied by CoBank, or as provided in Section 4.6 hereof.

     DIRECT DISBURSEMENT OF CONSTRUCTION LOAN PROCEEDS.

          At CoBank's discretion, all disbursements of the proceeds of the Construction Loan under Section 4.5(y) hereof may be made directly to the General Contractor, to any subcontractors, laborers and materialmen for a particular Feeder Pig Unit or Weaned Pig Unit, or to any combination of the foregoing. No further direction or authorization from Borrower shall be necessary to warrant such direct advances. If CoBank receives notice from any of the General Contractor, any subcontractor, laborer or materialmen to the effect that such Person is owed payment for their services rendered or materials provided in connection with the construction of a Unit and if the amount claimed by such Person was not included in the itemization of the Advance amount requested in the last Construction Loan Advance Request received by CoBank relating to the construction of such Unit, CoBank shall notify Borrower of such claim and shall not exercise its right to disburse the proceeds of the Construction Loan directly to such Person until ten days have elapsed after the giving of such notice to Borrower.

          Notwithstanding subparagraph (a) of this Section, Borrower may provide written notice to CoBank if it disputes any amount owing to the General Contractor, any subcontractor, laborer or materialmen (the "DISPUTING CONTRACTOR") and, if such written notice is received by CoBank prior to the disbursement by CoBank of the amount disputed by Borrower ("DISPUTED AMOUNT") to the Disputing Contractor and in sufficient time that CoBank could reasonably be expected to act on such notice, CoBank shall:

          (i) reserve an amount equal to 110% of the Disputed Amount ("RESERVED DISPUTED AMOUNT") against the Construction Loan Portion for the applicable Unit;

          (ii) not disburse the Reserved Disputed Amount unless it receives:

                         (1) written notice from Borrower that it consents to
                       the disbursement of the Disputed Amount to the Disputing Contractor, or

                         (2) a copy of a judgment in favor of the Disputing
                       Contractor awarding payment of the Disputed Amount, or any portion thereof (in which case only such portion shall be disbursed by CoBank to the Disputing Contractor), and upon receipt by CoBank of the notice referred to in (1) or the judgment referred to in (2), then CoBank shall first deduct from the Reserved Disputed Amount any costs incurred by it in connection with the dispute between Borrower and the Disputing Contractor, and then shall disburse the Disputed Amount or the applicable portion thereof to the Disputing Contractor, and, thereafter, any remaining portion of the Reserved Disputed Amount shall become available under the Construction Loan Portion for the applicable Unit; and, further, if CoBank receives a copy of a judgment against the Disputing Contractor stating that the Disputing Contractor is not owed any payment, then CoBank shall first deduct from the Reserved Disputed Amount any costs incurred by it in connection with the dispute between Borrower and the Disputing Contractor, and, thereafter, any remaining portion of the Reserved Disputed Amount shall become available under the Construction Loan Portion for the applicable Unit;

          (iii) if the Construction Loan Portion for the applicable Unit becomes due and payable in accordance with Subsection 4.13.3 hereof and neither of the conditions to disbursement of the Reserved Disputed Amount set forth in subparagraph (ii) above have been satisfied, then the Reserved Disputed Amount shall be reserved against the Revolving Loan at the time the Construction Loan Portion for such Unit is repaid upon the funding of the Term Loan Takeout Amount and the Revolving Loan Takeout Amount and such reservation shall continue until one of the conditions for disbursement of the Reserved Disputed Amount or the release of reservation of such amount set forth in subparagraph (ii) is satisfied (in which event the Reserved Disputed Amount shall be disposed of in accordance with subparagraph (ii), except that any remaining portion of the Reserved Disputed Amount becoming available to Borrower in accordance with subparagraph (ii) shall become available under the Revolving Loan).

All proceeds of the Construction Loan shall be considered to be advanced to and received by Borrower upon, and interest on such funds shall be payable by Borrower from and after, their direct advance by CoBank to Borrower, or the General Contractor and/or any subcontractors, laborers or materialmen for the particular Feeder Pig Unit or Weaned Pig Unit.

     AVAILABILITY FOR SPECIAL FACILITY. Notwithstanding any provision to the contrary herein, including the provisions and limitations contained in Sections 4.1, 4.2, 4.3, 4.4, and 4.13 hereof, Borrower shall be entitled to borrow Loan Proceeds under the Construction Loan, the Term Loan, and the Revolving Loan, in connection with the construction of a Feeder Pig Unit or a Weaned Pig Unit designed to accommodate between 4,900 and 5,000 sows upon Borrower's satisfaction of the conditions and requirements for making a similar borrowing of Loan Proceeds in connection with the construction of a Feeder Pig Unit or a Weaned Pig Unit designed to accommodate between 2,450 and 2,500 sows, subject to the following modifications (and corresponding modifications to the relevant defined terms):

          With respect to such a Feeder Pig Unit: (i) the required Feeder Pig Unit Equity Tranche must be $2,720,000, (ii) the Feeder Construction Portion will be $5,440,000, (iii) the Feeder Term Portion will be $4,220,000, (iv) the Feeder Revolving Portion will be $1,220,000, (v) the reference in Subsection
4.1.2 hereof and subparagraph (a) thereof to $1,360,000 shall be deemed a reference to $2,720,000, and (vi) Excess Feeder Pig Purchase Agreements will be required evidencing the obligation of the counterparties to purchase in the aggregate a minimum quantity of feeder pigs from Borrower equal to the quantity of feeder pigs that would be purchased, pursuant to Feeder Pig Purchase Agreements, by members of Borrower owning 34 shares of Borrower's Class A common stock, $.01 par value per share.

          With respect to such a Weaned Pig Unit: (i) the required Weaned Pig Unit Equity Tranche must be $2,160,000, (ii) the Weaned Construction Portion will be $4,320,000, (iii) the Weaned Term Portion will be $3,350,000, (iv) the Weaned Revolving Portion will be $970,000, (v) the reference in Subsection 4.1.2 hereof and in subparagraph (b) thereof to $1,080,000 shall be deemed a reference to $2,160,000, and (vi) Excess Weaned Pig Purchase Agreements or Excess Class C Weaned Pig Purchase Agreements, as the case may be, will be required evidencing the obligation of the counterparties to purchase in the aggregate a minimum quantity of weaned pigs from Borrower equal to the quantity of weaned pigs that would be purchased, pursuant to Weaned Pig Purchase Agreements, by members of Borrower owning 36 shares of Borrower's Class B common stock, $.01 par value per share or 48 shares of Borrower's Class C common stock, $.01 par value per share.

          The Permanent Funding Fee with respect to either of such 4,900- to 5,000- sow Units will be $12,000.

          The principal payments required under Subsection 4.13.1 (b) with respect to such 4,900- to 5,000- sow Feeder Pig Unit will be $43,600 and the principal payments required under Subsection 4.13.1 (c) with respect to such 4,900- to 5,000- sow Weaned Pig Unit will be $34,600.

     ABILITY TO REBORROW LOAN PROCEEDS. Amounts borrowed under the Term Loan, the Construction Loan, Additional Term Loans or Additional Construction Loans and repaid may not be reborrowed. Amounts borrowed under the Revolving Loan and any Additional Revolving Loan and repaid may be reborrowed until the Revolving Loan Expiration Date or the Additional Loan Expiration Date, respectively.

     DRAWS UNDER THE LETTER OF CREDIT. The payment by CoBank of a draft drawn under the Letter of Credit shall automatically constitute, for all purposes of this Agreement, the making by CoBank of an Advance under the Revolving Loan.

ARTICLE 4  INTEREST AND FEES

     INTEREST.  Interest on all Loans shall be calculated as follows:

          BASE RATE OPTION. Except for outstanding principal amounts advanced under the Term Loan or the Revolving Loan with respect to which Borrower has requested and received a Quoted Rate Loan pursuant to Subsection 4.10.2and except as provided in Subsection 4.10.4, the outstanding principal balance under the Term Loan and the Revolving Loan, respectively, shall bear interest at the Base Rate. The Construction Loan shall bear interest at all times at the Base Rate.

          QUOTED RATE OPTION. From time to time, and so long as no Event of Default has occurred and is continuing, at the request of Borrower ("QUOTED RATE REQUEST"), all or any part of the outstanding principal balance under the Term Loan or the Revolving Loan may bear interest at the Quoted Rate ("QUOTED RATE LOAN"). The Quoted Rate Request may be made to CoBank orally or in writing on any Business Day (provided that if such request is made orally, Borrower must furnish written confirmation of such request within one (1) Business Day) and is effective as of the third Business Day after the Quoted Rate Request is received if received by CoBank no later than 12 noon Central Time or as of the fourth Business Day if received later than 12 noon Central Time. The Quoted Rate Request must specify: (a) whether the amounts to be fixed at the Quoted Rate were advanced under the Term Loan or the Revolving Loan; (b) the principal amount that is to bear interest at the Quoted Rate; and (c) the period selected by Borrower during which the Quoted Rate is to be applied ("QUOTED RATE PERIOD"), which may be any period equal to or longer than 30-days but must expire no later than the Term Loan Maturity Date (with respect to amounts advanced under the Term Loan) or the Revolving Loan Maturity Date (with respect to amounts advanced under the Revolving Loan), as applicable. CoBank shall incur no liability in acting upon a request which it believed in good faith had been made by a properly authorized employee of Borrower. Each Quoted Rate Loan must have a Quoted Rate Period that will allow Borrower to make the principal payments on the Loans required under Article 6 of this Agreement without requiring Borrower to make a prepayment on any Quoted Rate Loan. Following the expiration of the Quoted Rate Period for any Quoted Rate Loan, interest shall automatically accrue on the outstanding principal amount thereof at the Base Rate unless Borrower requests and receives another Quoted Rate Loan as provided in this Subsection.

          ADDITIONAL LOANS. The outstanding principal balance under each Additional Loan shall bear interest at the rate specified in the MLA Supplement executed by CoBank and Borrower with respect to such Additional Loan.

          REQUIREMENT THAT INTEREST RATE ON TERM LOAN PROCEEDS BE FIXED. As of May 1, 1998, the interest rate on the outstanding amount of the Existing Term Balance will automatically bear interest at the Quoted Rate (subject to reduction pursuant to Subsection 4.10.6) except for that portion of such amount as to which Borrower, on or before such date, has entered into a swap, hedge or other similar agreement, in form and substance satisfactory to CoBank, designed to artificially fix the interest rate on such amount. As of the ninety-first day after each Advance under the Term Loan made on or after the Closing Date, the interest rate on the amount of such Advance ("ADVANCE AMOUNT") will automatically bear interest at the Quoted Rate (subject to reduction pursuant to Subsection 4.10.6) except for such portion of the Advance Amount as to which Borrower, on or before such date, has entered into a swap, hedge or other similar agreement, in form and substance satisfactory to CoBank, designed to artificially fix the interest rate on such amount.

          DEFAULT INTEREST RATE. All past due payments of any Bank Debt (whether as a result of nonpayment by Borrower when due, at maturity, or upon acceleration) shall bear interest at the Default Interest Rate from and after the due date for the payment, or on the date of maturity or acceleration, as the case may be.

          PERFORMANCE PRICING ADJUSTMENTS. The rates of interest being charged on the Term Loan and the Revolving Loan, respectively, pursuant to Subsections 4.10.1, 4.10.2and 4.10.4, shall be reduced by the amount indicated below on the basis of the ratio of Total Equity to Total Assets, measured on a quarterly basis as of the end of each Fiscal Quarter ("MEASUREMENT QUARTER"), all as set forth below:

     Ratio of Total Equity to Total Assets        Interest Rate Reduction

     < .375                                  0 basis points
     > .375 and < .40                        25 basis points
     > .40 and < .45                         50 basis points
     > .45                                   75 basis points

Any such interest rate reduction for which Borrower qualifies shall be effective as of the first day of the Fiscal Quarter immediately succeeding the Measurement Quarter in which CoBank receives Borrower's financial statements and Compliance Certificate, required pursuant to Section 8.38 hereof, demonstrating that Borrower qualifies for a reduction of the interest rate charged on the Term Loan and Revolving Loan, as described above. In the event that Borrower's financial statements and Compliance Certificate required pursuant to Section 8.38 are not received by CoBank after the end of a Measurement Quarter, when required pursuant to Section 8.38, Borrower shall not be entitled to any interest rate reduction pursuant to this Subsection during the Fiscal Quarter immediately succeeding such Measurement Quarter.

     INTEREST CALCULATION. Interest on all Loans shall be calculated on the actual number of days the principal owing thereunder is outstanding with the daily rate calculated on the basis of a year consisting of 360 days. In calculating interest, the Advance Date shall be included and the date each payment is received shall be excluded.

     FEES.  Borrower shall pay or cause to be paid the following fees:

          REVOLVING LOAN COMMITMENT FEE. A commitment fee of 50 basis points on the amount of the Aggregate Revolving Loan Commitment, payable in advance on the Closing Date and, thereafter, on March 31 of each year commencing on March 31, 1999, except that the amount of the commitment fee payable on the Closing Date shall be reduced by $23,000 (the amount of the commitment fee heretofore paid by Borrower with respect to the Existing Revolving Loan pursuant to Section 8 of the Revolving Loan Supplement).

          CONSTRUCTION LOAN COMMITMENT FEE. A commitment fee payable in advance on the Closing Date and, thereafter, on March 31 of each year commencing on March 31, 1999. The amount of such commitment fee which shall be payable on the Closing Date shall be 25 basis points on $14,080,000 and, thereafter, such annual commitment fee shall be 25 basis points on the unadvanced amount of the Aggregate Construction Loan Commitment.

          ACTIVATION FEE. An origination fee payable at the time of issuance of each Activation Notice with respect to the Construction Loan Portion for a new Unit ("ACTIVATION FEE") equal to 100 basis points on the amount of the activated Construction Loan Portion for such new Unit.

          PERMANENT FUNDING FEE. A fee payable at the time of the advance hereunder of each Term Loan Takeout Amount for each new Unit ("PERMANENT FUNDING FEE") equal to $6,000.

          ADDITIONAL LOANS. Those fees with respect to each Additional Loan as are specified in the MLA Supplement executed by CoBank and Borrower with respect to such Additional Loan.

ARTICLE 5   PAYMENTS/PERMANENT COMMITMENT REDUCTIONS

     PRINCIPAL PAYMENTS.  Principal shall be payable as follows:

          TERM LOAN.  Principal on:

          the portion of the Term Loan equal to the Existing Term Balance shall be payable in equal monthly installments of $128,600, commencing April 20, 1998 and on the 20th day of each succeeding month to and including August 20, 1998 and, thereafter, shall be payable in equal monthly installments of $151,000 on the 20th day of each month, and reductions of the Existing Term Balance (on account of the refinancing of the advances made under the Existing Term Loan for the Units Under Construction with the proceeds of the Construction Loan) pursuant to Subsection 8.29.2 shall be applied to discharge principal on the Existing Term Balance in the inverse order in which the principal would otherwise become due;

          each Feeder Term Portion advanced under the Term Loan with respect to construction of a Feeder Pig Unit (whether new or a Unit Under Construction) shall be payable in equal monthly installments of $21,800 on the 20th day of each month commencing in the second month after the date of the advance of the Term Loan Takeout Amount for such Feeder Pig Unit, but in no event later than:
(i) with respect to a new Feeder Pig Unit, in the eighteenth month after the date of the initial Advance under the Feeder Construction Portion for such Unit, or (ii) with respect to a Unit Under Construction, in the eighteenth month after the date of the initial advance under the Existing Term Loan for such Unit Under Construction; and

          each Weaned Term Portion advanced under the Term Loan with respect to construction of a new Weaned Pig Unit (whether new or a Unit Under Construction) shall be payable in equal monthly installments of $17,300 on the 20th day of each month commencing in the second month after the date of the advance of the Term Loan Takeout Amount for such Weaned Pig Unit, but in no event later than:
(i) with respect to a new Weaned Pig Unit, in the eighteenth month after the date of the initial Advance under the Weaned Construction Portion for such Unit, or (ii) with respect to a Unit Under Construction, in the eighteenth month after the date of the initial advance under the Existing Term Loan for such Unit Under Construction.

     The entire unpaid principal balance owing under the Term Loan shall be payable on or before the Term Loan Maturity Date.

          REVOLVING LOAN. The Aggregate Revolving Loan Commitment shall be reduced in forty (40) equal amounts (on the basis of the amount of the Aggregate Revolving Loan Commitment existing as of August 30, 2001) on the last day of each Fiscal Quarter, commencing on August 31, 2001 (each, a "COMMITMENT REDUCTION") such that, after the fortieth Commitment Reduction, the Aggregate Revolving Loan Commitment shall be equal to zero. If the outstanding principal balance of the Revolving Loan exceeds the Aggregate Revolving Loan Commitment after any such Commitment Reduction, Borrower shall immediately make a principal payment on the Revolving Loan in an amount sufficient to reduce the outstanding principal balance of the Revolving Loan to an amount not exceeding the Aggregate Revolving Loan Commitment as reduced. The entire unpaid principal balance owing under the Revolving Loan shall be payable on or before the Revolving Loan Maturity Date.

          CONSTRUCTION LOAN. The entire unpaid outstanding principal balance of each Construction Loan Portion shall be due and payable on the earlier of (a) that date which is (i) with respect to a new Unit, sixteen (16) months after the date of the initial Advance under the Construction Loan Portion for such Unit, or (ii) with respect to a Unit Under Construction, sixteen (16) months after the date of the initial advance under the Existing Term Loan for such Unit Under Construction, or (b) that date which is thirty (30) days after the final Advance of such Construction Loan Portion, except that if the final Advance of such Construction Loan Portion is on the Construction Loan Expiration Date, the unpaid outstanding principal balance of such Construction Loan Portion shall be due and payable on the Construction Loan Maturity Date. The entire unpaid principal balance owing under the Construction Loan shall be payable on or before the Construction Loan Maturity Date.

          ADDITIONAL LOANS. Principal payments with respect to each Additional Loan shall be made on the dates specified in the MLA Supplement executed by CoBank and Borrower with respect to such Additional Loan.

     INTEREST PAYMENTS. Interest shall be payable on each Loan (a) on the twentieth (20th) day of each month commencing on the twentieth day of the month following the month in which the first Advance is made under such Loan, and (b) in the amount of all accrued and unpaid interest on the Maturity Date of such Loan.

     APPLICATION OF REGULAR PAYMENTS. Provided no Event of Default or Potential Default has occurred, scheduled principal payments shall be applied to the Note with respect to which such payment was made and shall be applied first to Loans bearing interest at the Base Rate, then to Quoted Rate Loans. Upon the occurrence and during the continuance of an Event of Default or Potential Default, all amounts received by CoBank shall be applied, as CoBank in its sole discretion shall determine (upon notification to Borrower), to fees, the purchase of CoBank Equity Interests, interest or principal indebtedness under the Notes, or to any other Bank Debt. The amount of Loan Proceeds advanced and other Bank Debt, and all payments by or on behalf of Borrower, of such amounts, shall be entered on the books of CoBank and such entries shall be, absent evidence of manifest error, presumptive evidence of the unpaid amounts outstanding from time to time under the Notes and other Loan Documents.

     MANNER OF PAYMENT; PAYMENT ON BUSINESS DAYS. All payments, including prepayments, that Borrower is required or permitted to make under the terms of this Agreement shall be made to CoBank (a) in immediately available federal funds, to be received no later than 2:00 Central Time of the Business Day on which such payment is due by wire transfer through Federal Reserve Bank, Kansas City, Routing Number: 307088754, COBANK ENGWD (or to such other account as CoBank may designate by notice); and (b) without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, impost, duties, charges, fees, deductions, withholding, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless Borrower is compelled by law to make such deduction or withholding. Whenever any payment required under this Article 6 is scheduled to be made on a date other than a Business Day, such payment shall instead be due on the next Business Day and shall not be delinquent if paid on such date.

     BORROWER REDUCTION OF AGGREGATE REVOLVING LOAN COMMITMENT. Borrower shall have the right, from time to time, to reduce the Aggregate Revolving Loan Commitment in multiples of $100,000 upon two (2) Business Days prior written notice to CoBank provided that the requested reduction shall not cause the Aggregate Revolving Loan Commitment to be less than the aggregate amount of (a) the outstanding principal balance owing under the Revolving Loan, plus (b) the undrawn face amount of the outstanding Letter of Credit, plus (c) the amount of each Feeder Revolving Portion and Weaned Revolving Portion which has been reserved pursuant to Sections 4.2 and 4.3 hereof, respectively, plus (d) all Retained Amounts reserved against the Revolving Loan pursuant to Section 4.4 hereof and all Reserved Disputed Amounts, if any, reserved against the Revolving Loan pursuant to Section 4.6 hereof. Any reduction of the Aggregate Revolving Loan Commitment pursuant to this Section shall be irrevocable.

ARTICLE 6  PREPAYMENTS

     VOLUNTARY PREPAYMENTS. Borrower shall have the right to prepay all or any part of the outstanding principal balance under any Loan which bears interest at the Base Rate at any time. In addition, Borrower shall have the right to prepay all (but not part) of the outstanding principal balance of any Quoted Rate Loan, provided that: (a) Borrower shall, at least five (5) Business Days prior to making any such prepayment, deliver to CoBank a written notice which sets forth the amount of the prepayment, the date on which the prepayment will be made, and the Quoted Rate Loan being prepaid; (b) Borrower shall pay all accrued and unpaid interest relating to the amount prepaid through the date of prepayment; and (c) on the prepayment date, Borrower shall pay the Funding Losses, if any, resulting from the prepayment, as provided in Section 5.2 hereof. Any written notice by Borrower of its election to prepay a Quoted Rate Loan under this Section shall be irrevocable.

     FUNDING LOSSE. CoBank shall determine "FUNDING LOSSES" for the purposes of this Agreement as follows:

          Determine the difference between: (i) the Quoted Rate in effect for the first day of the Quoted Rate Period during which the prepayment occurs for the Quoted Rate Loan being prepaid, minus (ii) the Quoted Rate in effect on the day on which the prepayment occurs, provided the amount shall not be less than zero.

          Then add 1/2 of one percent (1/2%) to the amount determined in (a), divide the amount so determined by 360 and multiply the result (i) by the amount being prepaid, and (ii) by the number of days remaining in the Quoted Rate Period of the Quoted Rate Loan being prepaid.

     MINIMUM PREPAYMENT AMOUNT. Voluntary prepayments must be in amounts no less than $100,000.00. Voluntary prepayments shall be applied to discharge principal amounts in the inverse order in which the principal would otherwise become due.

     APPLICATION OF PREPAYMENTS. Provided no Event of Default or Potential Default has occurred, Borrower shall have the right to designate whether a prepayment of principal is to be applied to outstanding principal under the Loans bearing interest at the Base Rate or to a Quoted Rate Loan. Upon the occurrence and during the continuance of an Event of Default or Potential Default, Borrower hereby agrees that all prepayments paid to CoBank shall be applied, as CoBank in its sole discretion shall determine (upon notification to Borrower), to fees, the purchase of CoBank Equity Interests, interest or principal indebtedness under the Notes (in such order of maturity as CoBank shall select), or to any other Bank Debt.

ARTICLE 7  COBANK EQUITY

     Borrower agrees to purchase such equity interests in CoBank ("COBANK EQUITY INTERESTS") as CoBank may from time to time require in accordance with its bylaws and capital plan as applicable to cooperative borrowers generally. In connection with the foregoing, Borrower hereby acknowledges receipt, prior to the execution of this Credit Agreement, of CoBank's bylaws, a written description of the terms and conditions under which the CoBank Equity Interests are issued, CoBank's Loan-Based Capital Plan, CoBank's most recent annual report, and if more recent than CoBank's latest annual report, its latest quarterly report.

ARTICLE 8  SECURITY

     BORROWER'S ASSETS. As security for the payment and performance of all obligations of Borrower to CoBank, including but not limited to principal and interest under the Notes, purchases of CoBank Equity Interests, fees, reimbursements, and all other Bank Debt or obligations under any of the Loan Documents, Borrower shall grant to, and maintain for, CoBank a first lien and security interest, subject only to Permitted Encumbrances, in all of its assets, both real and personal, tangible and intangible, whether now owned or hereafter acquired, including, without limitation, the Feeder Pig Units, the Weaned Pig Units, all real property interests owned by Borrower, all pigs, all feed, all accounts, the Principal Agreements and all other agreements relating to the construction or operation of each Unit ("COLLATERAL"), pursuant to the Security Documents. Borrower shall execute and deliver to CoBank the Security Documents to evidence the security interest of CoBank, together with such financing statements or other documents as CoBank shall reasonably request. Borrower shall also execute such further security agreements, mortgages, deeds of trust, financing statements, assignments or other documents as CoBank shall reasonably request, in form and substance as CoBank shall specify, to establish, confirm, perfect or provide notice of CoBank's security interest in the Collateral. If requested by CoBank: (a) Borrower and CoBank shall place a legend on any chattel paper included in the Collateral showing CoBank's security interest therein; and (b) Borrower shall deliver to CoBank possession of any instruments and securities included in the Collateral (duly endorsed to CoBank's reasonable satisfaction).

ARTICLE 9  REPRESENTATIONS AND WARRANTIES

     To induce CoBank to make the Loans, and recognizing that CoBank is relying thereon, Borrower represents and warrants as follows:

     ORGANIZATION, GOOD STANDING, ETC. Borrower: (a) is duly organized, validly existing, and in good standing under the laws of its state of incorporation; (b) qualifies as a cooperative corporation under the laws of its state of incorporation; and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary.

     CORPORATE AUTHORITY, DUE AUTHORIZATION; CONSENT. Borrower has full power and authority to own its assets and conduct its business as contemplated to be operated from and after the Closing Date; to execute, deliver and perform its obligations under the Loan Documents and all other documents and agreements as contemplated by this Agreement; and to enter into and perform its obligations under the Principal Agreements, all of which have been duly authorized. All consents or approvals of any Person which are necessary for, or are required as a condition of, the execution, delivery and performance by Borrower of the Loan Documents and the Principal Agreements have been obtained.

     LITIGATION. Except as described on Exhibit 8.3 hereto, there are, no pending legal or governmental actions, proceedings or investigations to which Borrower is a party or to which any property of Borrower is subject which reasonably would be expected to result in any Material Adverse Effect and, to Borrower's knowledge, no such actions or proceedings are threatened or contemplated by any federal, state, county, or city (or similar unit) governmental agency or any other Person.

     NO VIOLATION. The execution, delivery and performance by Borrower of the Loan Documents and the Principal Agreements will not: (a) violate any provision of Borrower's articles of incorporation or bylaws, (b) violate any provision of any law, rule, regulation, judgment, order or ruling of any court or governmental agency binding on Borrower or affecting its property; (c) violate, conflict with, result in a breach of, constitute a default under, or with the giving of notice or the expiration of time or both, constitute a default under, any existing mortgage, indenture, lease, security agreement, contract, note, instrument or any other agreements or documents binding on Borrower or affecting its property where such event could reasonably be expected to have a Material Adverse Effect; or (d) violate, conflict with, result in a breach of, constitute a default under, or result in the loss of, or restriction of rights under, any Required License or any order, law, rule, or regulation under or pursuant to which any Required License was issued or is maintained where such event could reasonably be expected to have a Material Adverse Effect ("LICENSING LAWS").

     BINDING AGREEMENT. Each of the Loan Documents to which Borrower is a party is, or when executed and delivered, will be, the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

     COMPLIANCE WITH LAWS. To the best knowledge of Borrower's corporate officers, Borrower is in compliance with all federal, state, and local laws, rules, regulations, ordinances, codes and orders, including without limitation all Environmental Laws and all Licensing Laws, with respect to which noncompliance would result in a Material Adverse Effect.

     PRINCIPAL PLACE OF BUSINESS. Borrower's place of business, or chief executive office if it has more than one place of business, and the place where the records required by Section 8.37 hereof are kept, is located at 10380 North Executive Hills Boulevard, Kansas City, Missouri 64153.

     FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE. The audited financial statements of Borrower as of August 31, 1997 previously furnished to CoBank by Borrower were prepared based upon Borrower's books and records and fairly present in all material respects the financial condition, assets and liabilities of Borrower as of the dates covered thereby and the financial results of Borrower for the periods covered thereby and the results of operations of Borrower for the periods then ended, in each case in conformity with GAAP.
Since August 31, 1997, there has been no material adverse change in the financial condition, results of operations, business or prospects of Borrower.

     PAYMENT OF TAXES. Borrower (a) has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due, and (b) has paid when due all other taxes, assessments or impositions levied or assessed against Borrower or its business or properties.

     LICENSES, PERMITS AND APPROVAL. Borrower has ownership of, or license to use, or has been issued, all trademarks, patents, copyrights, franchises, certificates, approvals, permits, authorities, agreements, and licenses used or necessary to permit it to own its properties, to operate the Existing Units, and to otherwise conduct its business as presently being conducted ("REQUIRED LICENSES"). Exhibit 8.10 lists all Required Licenses presently in existence with respect to Borrower. Each Required License is in full force and effect, and there is no outstanding notice of cancellation or termination or, to Borrower's knowledge, any threatened cancellation or termination in connection therewith, nor has an event occurred with respect to any Required License which, with the giving of notice or passage of time or both, reasonably would be expected to result in the revocation or termination thereof or otherwise in any impairment of Borrower's rights with respect thereto, which impairment could reasonably be expected to have a Material Adverse Effect. No consent, permission, authorization, order, or license of any governmental authority, is necessary in connection with: (i) Borrower's execution or delivery of, or Borrower's performance of its obligations under, the Loan Documents, or enforcement of the Loan Documents to which Borrower is a party; or (ii) Borrower's execution or delivery of, or Borrower's performance of its obligations under, the Principal Agreements, except such as have been obtained and are in full force and effect as described on Exhibit 8.10.

     EMPLOYEE BENEFIT PLANS.

          EMPLOYEE BENEFIT PLANS; MULTIEMPLOYER PLANS.  Exhibit 8.11 sets forth:
(a) a true and complete list of each Borrower Pension Plan and each funded "employee welfare benefit plan," as such term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder ("ERISA"), that is maintained by Borrower or in which Borrower participates or to which Borrower is obligated to contribute; and (b) a true and complete list of all "multiemployer plans," as defined in Section 3(37) of ERISA to which Borrower currently has any obligation to contribute. Borrower has received no notification that any "multiemployer plan" to which Borrower currently has any obligation to contribute which is an "employee pension benefit plan" as such term is defined in Section 3(2) of ERISA fails to qualify under
Section 401(a) of the Internal Revenue Code of 1986, as amended from time to time ("CODE").

          PENSION BENEFIT PLANS. To the knowledge of Borrower, each Borrower Benefit Plan that is an "employee pension benefit plan" as defined in
Section 3(2) of ERISA that is intended to satisfy the requirements of Section 401(a) of the Code (each a "BORROWER PENSION PLAN"), and the trust, if any, forming a part thereof, meets, and since its inception has met, the requirements for qualification under Section 401(a) of the Code, and is, and since its inception has been, exempt from taxation under Section 501(a) of the Code, except to the extent any failure to comply with Section 401(a) or failure to be exempt from tax would not have a Material Adverse Effect. Except as set forth in Exhibit 8.11, the Internal Revenue Service ("IRS") has issued a favorable determination letter with respect to the qualification of each Borrower Pension Plan and the trust, if any, relating thereto, and, to the knowledge of Borrower, the IRS has not taken any action to revoke any such letter.

          PROHIBITED TRANSACTIONS. With respect to each "employee benefit plan", as such term is defined in Section 3(3) of ERISA, sponsored or maintained by Borrower or in which Borrower participates or to which Borrower is obligated to contribute (with the exception of any "multiemployer plan" to which Borrower is obligated to contribute) (each a "BORROWER BENEFIT PLAN"), neither Borrower nor any Borrower Benefit Plan or a fiduciary thereof, is engaged or has engaged in any transaction which is prohibited by Part 4 of Subtitle B of Title I of ERISA or which reasonably would be expected to subject any such plan or related trust, or any trustee or administrator thereof, to a tax or penalty imposed by
Section 4975 of the Code or Section 502(i) of ERISA or to liability under
Section 409 of ERISA, any of which would have a Material Adverse Effect. With respect to each "multiemployer plan" as defined in Section 3(37) of ERISA to which Borrower or a member of Borrower's "controlled group" (as that term is defined in Section 414 of the Code and applied as of the date prior to the Closing Date) has any obligation to contribute (each a "MULTIEMPLOYER PLAN"), to the knowledge of Borrower, neither Borrower nor any Multiemployer Plan or a fiduciary thereof is engaged or has engaged in any transaction which is prohibited by Part 4 of Subtitle B of Title I of ERISA or which reasonably would be expected to subject Borrower to a tax or penalty imposed by Section 4975 of the Code or Section 502(i) of ERISA or to liability under Section 409 of ERISA, any of which would have a Material Adverse Effect.

          CIVIL/CRIMINAL ACTION. To the knowledge of Borrower, no civil or criminal action brought pursuant to Part V of Subtitle B of Title I of ERISA is pending, or, to the knowledge of Borrower, is threatened against Borrower, any Borrower Benefit Plan or any fiduciary thereof with respect to any Borrower Benefit Plan.

          FUNDING. (a) Each of the Borrower Pension Plans is in compliance with the minimum funding standards of Section 412 of the Code and Part 3 of Subtitle B of Title I of ERISA, and (b) no waivers of the minimum funding standards have been requested, and no Borrower Pension Plan has any "accumulated funding deficiency" within the meaning of Section 412 of the Code.

          COMPLIANCE WITH LAW. Borrower is in compliance in all material respects with, and each Borrower Benefit Plan has been operated in all material respects in accordance with, the provisions of such plan and in compliance in all material respects with, ERISA, the Code and all other applicable law governing each such Borrower Benefit Plan, including but not limited to rules and regulations promulgated by the Department of Labor, the Pension Benefit Guaranty Corporation, and the Department of the Treasury pursuant to the provisions of ERISA and the Code, including without limitation, the bonding requirements of Section 412 of ERISA and the disclosure and reporting requirements of Part I of Subtitle B of Title I of ERISA, except to the extent any such failure would not have a Material Adverse Effect.

          MULTIPLE EMPLOYER PLAN. Borrower does not participate in any "multiple employer plan" within the meaning of Section 413 of the Code.

          PLAN TERMINATION LIABILITY; MULTIEMPLOYER PLAN WITHDRAWAL LIABILITY.
(a) Borrower has not incurred any liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any employee pension benefit plan (as defined in Section 3(2) of ERISA), covered or previously covered by Title IV of ERISA, which liability, or any portion thereof, will constitute a liability of Borrower at or after the Closing Date, and (b) neither Borrower nor any member of Borrower's "controlled group" prior to the Closing Date has incurred any liability under Title IV of ERISA arising in connection with the complete or partial withdrawal from any "multiemployer plan" (as defined in Section 3(37) of ERISA), which liability, or any portion thereof, will constitute a liability of Borrower at or after the Closing Date.

          PENSION PLAN TERMINATION. No proceedings to terminate any Borrower Pension Plan have been instituted under Subtitle C of Title IV of ERISA.

          REPORTABLE EVENT.  No "reportable event" within the meaning of
Section 4043 of ERISA and the regulations thereunder other than a reportable event for which notice or penalty for noncompliance has been waived by regulation or otherwise has occurred with respect to any Borrower Pension Plan. With respect to any Multiemployer Plan that is a defined benefit plan, to the knowledge of Borrower, no such "reportable event" has occurred which would materially and adversely affect such plan, and, to the knowledge of Borrower, no such plan is in reorganization within the meaning of Part 3 of Subtitle E of Title IV of ERISA.

          PAYMENT OF CONTRIBUTIONS. In respect of each Borrower Benefit Plan, Borrower has paid or will have paid as of the Closing Date (a) all contributions or premiums required to be made by it for all plan years ending on or prior to the Closing Date and, (b) for the plan year which includes the Closing Date, any contributions or premiums required to be made by it by the Closing Date under the terms of the Borrower Benefit Plan. Except as disclosed in Exhibit 8.11, Borrower is not obligated to pay any contributions or premiums to a Multiemployer Plan. Except as set forth in Exhibit 8.11, all contributions paid or accrued by Borrower on or prior to the Closing Date in respect of any Borrower Pension Plan that is a defined benefit plan have been based on the actuarial assumptions and methods used for the last plan year ended on or before the Closing Date, or if there is no prior plan year for any such plan, contributions have been based upon reasonable actuarial assumptions and methods.

          WELFARE BENEFIT PLANS. Borrower does not participate in a "multiple employer welfare arrangement" within the meaning of Section 3(40) of ERISA. Except as disclosed in Exhibit 8.11, Borrower does not maintain or contribute to a "voluntary employees' beneficiary association" within the meaning of Section 501(a)(9) of the Code or a "welfare benefit fund" within the meaning of Section 419 of the Code, nor does Borrower maintain or contribute to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA for the benefit of retired or former employees (other than as required by Section 4980B of the Code and Sections 601 through 608 of ERISA ("COBRA") or other applicable law). Borrower has complied in all material respects with the applicable provisions of COBRA with respect to the Borrower Benefit Plans.

     EQUITY INVESTMENTS. Borrower does not now own any stock or other voting or equity interest, directly or indirectly, in any Person other than the CoBank Equity Interests.

     REAL AND PERSONAL PROPERTY; TITLE TO REAL AND PERSONAL PROPERTY.  Borrower:
(a) has all real property interests, including without limitation, fee interests, leasehold interests, Spreading Easements, other easements, licenses and rights of way which currently are reasonably necessary for the conduct of Borrower's business and the operation of all Existing Units; and (b) does not own any fee interest or leasehold interest, or any other interest, including without limitation any easements, rights of way or licenses, in real property, other than as set forth on Exhibit 8.13 hereto ("BORROWER'S REAL PROPERTY"). Borrower has all personal property reasonably necessary for the conduct of Borrower's business as presently conducted; Borrower has furnished adequate feed, shelter, water and medication to the Breeding Stock for all Existing Units and Borrower's existing feeder pigs and has cared for such animals in accordance with commercially reasonable practices of animal husbandry; all other personal property of Borrower is in good operating condition and repair except for reasonable wear and tear and except as set forth on Exhibit 8.13; all personal property of Borrower is suitable in all material respects for the uses for which such property is utilized; and all personal property (other than titled motor vehicles) of Borrower is described in a manner which reasonably identifies such personal property in one or more of the Security Documents. Except as specifically identified in Exhibit 8.13 attached hereto or as permitted by
Section 8.64 hereof ("PERMITTED ENCUMBRANCES"), Borrower holds good and marketable title to all of Borrower's Real Property, owns all of its personal property and all of its leases of real or personal property, in each case free and clear of any lien, pledge, restriction, or encumbrance. All of Borrower's leases of real or personal property which constitute Material Agreements are in full force and effect and afford Borrower peaceful and undisturbed possession of the subject matter thereof, subject, however to the terms of such leases.

     FISCAL YEAR. Each fiscal year of Borrower begins on September 1 of each calendar year and ends on August 31 of each calendar year.

     MATERIAL AGREEMENTS. Exhibit 8.15 hereto sets forth all agreements of Borrower, the termination or breach of which, based upon Borrower's knowledge as of the date of making any representation with respect thereto, reasonably would be expected to have a Material Adverse Effect ("MATERIAL AGREEMENTS"). Each Material Agreement has been fully executed by all parties thereto. Neither Borrower nor, to Borrower's knowledge, any other party to any Material Agreement, is in default thereunder, and no facts exist which with the giving of notice or the passage of time, or both, would constitute such a default by Borrower or, to the knowledge of Borrower, by any other party thereto.

     EXISTING TERM LOAN; EXISTING REVOLVING LOAN. The proceeds of the Existing Term Loan were used for the purposes specified in the Original Term Loan Agreement, the Original Master Loan Agreement and the Term Loan Supplement, and the proceeds of the Existing Revolving Loan were used for the purposes specified in the Original Master Loan Agreement and the Revolving Loan Supplement.

     UNITS UNDER CONSTRUCTION. The real property description for each Unit Under Construction is set forth on Exhibit 8.17 hereto. All construction performed on or before the date of this Agreement with respect to construction of each Unit Under Construction has been performed within the boundaries of that portion of Borrower's Real Property on which such Unit Under Construction is being constructed ("UNIT UNDER CONSTRUCTION PREMISES"). Such construction has been fully paid for, to the extent due, and no lien for labor, material or supplies has been asserted, or threatened, against any Unit Under Construction or any Unit Under Construction Premises, except for liens constituting a Permitted Encumbrance and liens that have been released. To the knowledge of Borrower after due inquiry, there is no structural defect in the construction of any Unit Under Construction. To the knowledge of Borrower after due inquiry, no material violation of the laws, regulations, or requirements of any governmental authority exists with respect to the construction of any Unit Under Construction. The anticipated use of each Unit Under Construction complies, in all material respects, with applicable zoning ordinances, regulations and restrictive covenants affecting the Unit Under Construction Premises.

     EXISTING UNITS. The construction of the Existing Units was performed within the boundaries of Borrower's Real Property in Yuma County, Colorado and Wayne County, Illinois, as applicable. Such construction was fully paid for and no lien for labor, material or supplies has been asserted, or threatened, against the parcels of Borrower's Real Property on which the Existing Units are located, except for liens constituting a Permitted Encumbrance and liens that have been released. To the knowledge of Borrower after due inquiry, there is no structural defect in the construction of the Existing Units. To the knowledge of Borrower after due inquiry, no material violation of the requirements of any governmental authority exists with respect to the construction of any of the Existing Units. The use of the Existing Units complies, in all material respects, with applicable zoning ordinances, regulations and restrictive covenants affecting Borrower's Real Property on which the Existing Units are located in all material respects, and all requirements for such use have been satisfied.

     PRINCIPAL AGREEMENTS. The Principal Agreements have been executed by all parties thereto and neither Borrower nor, to Borrower's knowledge, the other party to any such Principal Agreement is in default thereunder, nor, to Borrower's knowledge, has there occurred any event which with the giving of notice or the lapse of time, or both, would become a default under any such Principal Agreement.

     WATER RIGHTS. Borrower has ownership of all water rights, and has been issued all well permits for all water rights used or necessary to permit it to own its properties and to otherwise conduct its business as presently being conducted ("WATER RIGHTS"), and including, without limitation, to operate the Existing Units. Exhibit 8.20 lists all Water Rights owned by Borrower. Each well permit and decree (if any) evidencing Borrower's Water Rights is in full force and effect. Except as set forth on Exhibit 8.20, with respect to all Water Rights on irrigated land purchased by Borrower, Borrower has obtained any necessary approvals of all appropriate governmental authorities, including without limitation the Colorado Ground Water Commission, to change the use of such Water Rights in order to use such Water Rights for Borrower's operations, and all such approvals are final and non-appealable. None of Borrower's Water Rights are being contested or appealed and, to Borrower's knowledge, there is no threatened contest or appeal of such Water Rights.

     INTELLECTUAL PROPERTY. Borrower has ownership of or the lawful right to use all tradenames, trademarks, patents and other intellectual property which it utilizes in its business as presently being conducted, and all such intellectual property that is federally registered is described on Exhibit 8.21 hereto.

     DISCLOSURE. The representations and warranties contained in this Article 10 and in the other Loan Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary to make such representations not misleading.

ARTICLE 10  CONDITIONS TO CREDIT FACILITY AND ADVANCES

     CONDITIONS TO AVAILABILITY OF CREDIT FACILITIES. The obligation of CoBank to make available to Borrower the credit facilities described in Article 2 hereof is subject to satisfaction, in CoBank's sole discretion, of each of the following conditions precedent:

          ELIGIBILITY. Borrower shall be eligible, as determined by CoBank, to borrow from CoBank under the eligibility requirements for cooperative entities set forth in Section 3.8 of the Farm Credit Act of 1971, as amended (12 U.S.C.
Section 2129) and the regulations promulgated by the Farm Credit Administration, set forth in Title 12 C.F.R. Part 13, Sections 613.3000 and 613.3100 (collectively, the "ELIGIBILITY REQUIREMENTS").

          APPLICATION; COBANK EQUITY INTEREST PURCHASE OBLIGATION. Borrower shall have: (a) completed the loan application form provided by CoBank; and (b) purchased such CoBank Equity Interests as CoBank may require pursuant to Article 8 hereof.

          LOAN DOCUMENTS; AND OTHER DOCUMENT. CoBank shall have received: (a) duly executed originals of the Loan Documents; and (b) possession of all other instruments and documents in which CoBank has been granted a security interest and of which CoBank is to have possession under the terms of the Loan Documents.

          SEARCHES; UCC FILINGS; RECORDING. CoBank shall have received: (a) searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed which remain in effect against Borrower, (ii) except with respect to Permitted Encumbrances, no financing statements have been filed by any Person other than CoBank which remain in effect against Borrower with respect to any of the Collateral, (iii) all financing statements necessary to perfect the security interests granted to CoBank under the Loan Documents which are capable of being perfected by filing have been filed or recorded, and (iv) all of the Loan Documents required to be recorded or filed to perfect the security interests and liens granted therein shall be so recorded and filed.

          TITLE INSURANCE. CoBank shall have received mortgagees' title insurance commitments ("TITLE COMMITMENTS") acceptable to CoBank from one or more insurers acceptable to CoBank (the "TITLE INSURERS") committing to issue one or more title policies (ALTA Loan Policy Form) (the "TITLE POLICIES") insuring the lien in favor of CoBank on each parcel of Borrower's Real Property owned in fee on the date hereof as a first priority lien on such real property interest, subject only to Permitted Encumbrances, and (i) deleting the standard printed exceptions and the gap exception, (ii) containing only such exceptions to title as are reasonably acceptable to CoBank, and (iii) containing such endorsements as CoBank may reasonably require; and, written confirmation from the Title Insurers acceptable to CoBank confirming that the Title Insurers are irrevocably committed to issue the Title Policies described above.

          SURVEY. Borrower shall have provided CoBank with an ALTA improvement survey of the real property on which each Existing Unit is located which is acceptable to CoBank and the Title Insurer issuing the Title Policy for such real property interest and which shows the legal description of such real property interest as it will be insured by the Title Insurer. The survey must be certified as accurate by a licensed surveyor in the state where such real property interest is located and contain a certificate imprinted thereon in the form approved by the American Land Title Association stating that the survey is made for the benefit of CoBank, Borrower and the Title Insurer.

          FLOOD PLAIN CERTIFICATION. CoBank shall (a) have received from the independent contractor engaged by CoBank, one or more certificates indicating that none of the fee or leasehold parcels of Borrower's Real Property containing a structure are located in a flood plain, or (b) have received from Borrower, proof of flood insurance satisfactory to CoBank with respect to each fee or leasehold parcel of Borrower's Real Property containing a structure which is located in a flood plain.

          WATER RIGHTS; SPREADING EASEMENTS. CoBank shall have received surveys indicating the location of (a) all wells for which Borrower, as of the Closing Date, owns water rights and indicating all pipelines by which the water from such wells is carried to the Existing Units or the Units Under Construction and indicating any easements giving Borrower the right to access and maintain such wells and pipelines ("WATER SUPPLY EASEMENTS"), and (b) all Spreading Easements.

          APPROVALS. CoBank shall have received evidence satisfactory to it that all consents and approvals of governmental authorities and third parties which are with respect to Borrower, necessary for, or required as a condition of: (a) the validity and enforceability of the Loan Documents; (b) creation of, and realization on, CoBank's lien on the Collateral; and (c) the execution of and performance under the Principal Agreements, have been obtained and are in full force and effect.

          ORGANIZATIONAL DOCUMENTS. CoBank shall have received: (a) good standing certificates, dated no more than thirty (30) days prior to the Closing Date, for Borrower for its state of incorporation and for each state where its operations require qualification or authorization to transact business; (b) a copy of the articles of incorporation of Borrower certified by the Secretary of State of its state of incorporation; and (c) a copy of the bylaws of Borrower, certified as true and complete by the Secretary or Assistant Secretary of Borrower.

          EVIDENCE OF CORPORATE ACTION. CoBank shall have received in form and substance satisfactory to CoBank documents evidencing all corporate action taken by Borrower to authorize (including the specific titles of the persons authorized to so act ("AUTHORIZED OFFICERS")) the execution, delivery and performance of the Loan Documents to which it is a party, certified to be true and correct by the Secretary or Assistant Secretary of Borrower.

          LEGAL OPINION FOR BORROWER. CoBank shall have received an opinion of counsel for Borrower (who shall be acceptable to CoBank), in form and content reasonably acceptable to CoBank and addressed to CoBank.

          EVIDENCE OF INSURANCE. Borrower shall have provided CoBank with insurance certificates and such other evidence, in form and substance satisfactory to CoBank, of all insurance required to be maintained by it under the Loan Documents.

          ILLINOIS RESPONSIBLE PROPERTY TRANSFER ACT. With respect to Borrower's Real Property owned in fee simple and located in Illinois, Borrower shall have provided CoBank with: (a) a certificate executed by an officer of Borrower acceptable to CoBank stating that (i) the execution and delivery of the mortgage(s) for Borrower's Real Property located in Illinois does not constitute a transfer of "real property" under and as defined in the Illinois Responsible Property Transfer Act (765 ILCS 90/1 et seq., as amended from time to time ("RPTA"), (ii) there are no underground storage tanks located on or under Borrower's Real Property located in Illinois which are subject to the notification requirements under Section 9002 of the Solid Waste Disposal Act, as now or hereafter amended (42 U.S.C. Section 6991), and (iii) there is no facility located on or at Borrower's Real Property located in Illinois which is subject to the reporting requirements of Section 312 of the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C. Section 11022) and the federal regulations promulgated thereunder, as "facility" is defined in RPTA, or
(b) such environmental disclosure documents, in form and substance satisfactory to CoBank, as may be required under the RPTA or other applicable Illinois law, and such disclosure documents shall have been recorded with the Recorder of Deeds in the county where Borrower's Real Property in Illinois is located and filed with the Illinois Environmental Protection Agency.

          COPIES OF AGREEMENTS; SWINE AGREEMENT CONSENT. CoBank shall have received: (a) copies of the Principal Agreements and, upon CoBank's request, any of the Material Agreements other than the Principal Agreements, and (b) an original Swine Agreement Consent.

          NO MATERIAL CHANGE. No change shall have occurred in the condition or operations of Borrower since August 31, 1997 which reasonably would be expected to result in a Material Adverse Effect.

          FEES AND EXPENSES. Borrower shall have paid CoBank, by wire transfer of immediately available federal funds all fees set forth in Section 4.12 of this Agreement which are due on the Closing Date and all expenses owing pursuant to Section 9.9 hereof.

          APPOINTMENT OF THE CORPORATION COMPANY. CoBank shall have received evidence satisfactory to it that The Corporation Company, 1675 Broadway, Denver, Colorado 80202 has accepted Borrower's appointment to serve as its agent for service of process in Colorado in accordance with Section 9.10 of this Agreement.

          FURTHER ASSURANCES. Borrower shall have provided and/or executed and delivered to CoBank such further assignments, documents or financing statements, in form and substance satisfactory to CoBank, that Borrower is to execute and deliver pursuant to the terms of the Loan Documents or as CoBank may reasonably request.

     CONDITIONS TO ALL ADVANCES. CoBank's obligation to make Advances hereunder, is subject to satisfaction, in CoBank's sole discretion, of (a) the conditions set forth in Section 8.23 hereof, and (b) each of the following conditions precedent as of the Advance Date:

          REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower contained in each of the Loan Documents, shall be true and correct in all material respects on and as of the Advance Date as though made on and as of such date.

          NO EVENT OF DEFAULT. No Event of Default or Potential Default shall have occurred and be continuing, and no Event of Default or Potential Default would result from the making of the Advance.

          NO MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred in the condition or operations of Borrower since the immediately preceding Advance Date (or, in the case of the first Advance hereunder, since the Closing Date).

          FEES AND EXPENSES. Borrower shall have paid CoBank, by wire transfer of immediately available federal funds all amounts owing pursuant to Section 9.9 hereof.

          FURTHER ASSURANCES. Borrower shall have provided and/or executed and delivered to CoBank such further assignments, documents or financing statements, in form and substance satisfactory to CoBank, that Borrower is to execute and deliver pursuant to the terms of the Loan Documents or as CoBank may reasonably request.

     CONDITIONS TO ACTIVATION OF CONSTRUCTION LOAN PORTION FOR A NEW UNI. Upon satisfaction, in CoBank's sole discretion, of (a) the conditions set forth in Sections 8.23 and 8.24 hereof and (b) each of the following conditions precedent, CoBank will issue an Activation Notice to Borrower for the activation of the Construction Loan Portion for construction of, and the purchase of Breeding Stock for, a new Feeder Pig Unit or a new Weaned Pig Unit:

          ACTIVATION REQUEST. Borrower shall have delivered to CoBank a properly completed Activation Request.

          DEPOSIT OF NEW EQUITY TRANCHE WITH COBANK. Borrower shall have deposited into an interest-bearing investment account at CoBank new equity funds constituting a Feeder Pig Unit Equity Tranche or a Weaned Pig Unit Equity Tranche, as applicable. Each Feeder Pig Unit Equity Tranche and each Weaned Pig Unit Equity Tranche shall be deposited into a separate investment account at CoBank (each such CoBank investment account holding a Feeder Pig Unit Equity Tranche or Weaned Pig Unit Equity Tranche shall be referred to herein as a "CONSTRUCTION ACCOUNT"). All funds deposited into a Construction Account shall be invested and reinvested in one or more of the investment options customarily provided by CoBank to its patrons, which investment and reinvestment shall be made pursuant to the instructions of Borrower. Notwithstanding the foregoing sentence, where an Equity Loan constitutes the Feeder Pig Unit Equity Tranche or a Weaned Pig Unit Equity Tranche, as applicable, Borrower need not deposit the entire Equity Loan in the Construction Account for the applicable new Unit prior to activation of the Construction Loan Portion for such new Unit. Rather, Borrower shall provide CoBank with a copy of all executed documents meeting the requirements of Subsection 4.1.2(c), (e) and (f) hereof prior to the issuance of an Activation Notice with respect to the Construction Loan Portion for such new Unit. Thereafter, if an Activation Notice is issued with respect to the Construction Loan Portion for such new Unit, until such time as the Equity Loan for such Unit has been fully advanced, at the time of Borrower's submission of each Construction Loan Advance Request for such new Unit, sufficient Equity Loan proceeds must be deposited in the Construction Account for such new Unit to cover all monies for which Borrower requests disbursement pursuant to such Construction Loan Advance Request.

          AVAILABILITY OF AMOUNTS TO BE RESERVED AGAINST THE TERM LOAN AND REVOLVING LOAN. The amounts to be reserved against the Term Loan and the Revolving Loan, pursuant to Section 4.2 or 4.3, as applicable, for the new Unit with respect to which activation of the Construction Loan Portion is requested, must be available under the Term Loan and the Revolving Loan, respectively.

          SURVEY. Borrower shall have provided CoBank with an ALTA improvement survey of the real property owned by Borrower on which is to be constructed the new Unit for which activation of the Construction Loan Portion is requested ("CONSTRUCTION PREMISES"), as well as a survey showing the location of each Spreading Easement acquired by Borrower in order to dispose of the effluent from the new Unit with respect to which an Activation Notice is requested (unless such effluent is to be properly disposed of by Borrower on Borrower's Real Property), each of which must be acceptable to CoBank and the Title Insurer issuing the Title Policy for the Construction Premises and such Spreading Easements and must show the legal description of each real property interest as it will be insured by the Title Insurer. The survey must be certified as accurate by a licensed surveyor in the state where the Construction Premises and such Spreading Easements are located and contain a certificate imprinted thereon in the form approved by the American Land Title Association stating that the survey is made for the benefit of CoBank, Borrower and the Title Insurer. The survey must show that the Construction Premises are not located in a flood plain.

          WATER RIGHTS. CoBank shall have received a survey acceptable to CoBank indicating the location of all water wells, the rights to which were acquired by Borrower since the Closing Date, in order to provide water to the new Unit with respect to which an Activation Notice is requested and further indicating all pipelines by which the water from such wells is carried to the Construction Premises, and indicating any Water Supply Easements.

          ENVIRONMENTAL STUDIES. Borrower shall have submitted to CoBank such studies, investigations and reports with respect to environmental matters for the Construction Premises from consultants reasonably acceptable to CoBank as may be reasonably requested by CoBank and the content and results of those studies, investigations and reports shall be reasonably acceptable to CoBank.

          LIEN ON CONSTRUCTION PREMISES; TITLE INSURANCE.  Borrower shall have
(a) by execution of a deed of trust or mortgage, in form and substance as reasonably specified by CoBank, granted to CoBank a first lien on the Construction Premises (subject only to Permitted Encumbrances), and such mortgage or deed of trust shall have been recorded in the proper place in order to perfect CoBank's lien on the Construction Premises, and (b) provided to CoBank a Title Policy from a Title Insurer reasonably acceptable to CoBank (i) insuring the lien in favor of CoBank on the Construction Premises as a first priority lien on such real property, subject only to Permitted Encumbrances,
(ii) deleting the standard printed exceptions and the gap exception, (iii) containing only such exceptions to title as are reasonably acceptable to CoBank, and (iv) containing such other endorsements as CoBank may reasonably require.

          SPREADING EASEMENTS; WATER SUPPLY EASEMENTS; TITLE INSURANCE.
Borrower shall have (a) provided CoBank with evidence satisfactory to CoBank that Borrower has obtained (i) all Spreading Easements sufficient to dispose of the anticipated effluent from the operation of the new Unit with respect to which an Activation Notice is requested (unless such effluent is to be properly disposed of by Borrower on Borrower's Real Property) and (ii) all Water Supply Easements sufficient to access and maintain all wells and pipelines from which water is needed in order to operate the new Unit with respect to which an Activation Notice is requested, (b) by execution of one or more deeds of trust or mortgages in form and substance as reasonably specified by CoBank, granted to CoBank a first lien on such Spreading Easements and Water Supply Easements (subject only to Permitted Encumbrances), and such mortgages or deeds of trust shall have been recorded in the proper place in order to perfect CoBank's lien on such Spreading Easements and Water Supply Easements, and (c) provided to CoBank a Title Policy from a Title Insurer acceptable to CoBank (i) insuring the lien in favor of CoBank on such Spreading Easements and Water Supply Easements as a first priority lien on such easement interests, subject only to Permitted Encumbrances, (ii) deleting the standard printed exceptions and the gap exception, (iii) containing only such exceptions to title as are reasonably acceptable to CoBank, and (iv) containing such other endorsements as CoBank may reasonably require.

          CONSTRUCTION BUDGET. Borrower shall have provided to CoBank, and CoBank shall have approved (which approval shall not be unreasonably withheld), a construction budget ("CONSTRUCTION BUDGET") which specifies the cost of construction of the new Unit on the Construction Premises in accordance with the Plans and Specifications, as well as in accordance with the Construction Contract and the Architect's Contract, if any, and the cost of purchasing the Breeding Stock for such new Unit and maintaining such Breeding Stock until construction of the new Unit has been completed, and all soft costs related to the construction and financing of the new Feeder Pig Unit or Weaned Pig Unit, as applicable.

          CONSTRUCTION SCHEDULE; PLANS AND SPECIFICATIONS; OTHER REPORT. Borrower shall have provided to CoBank, and CoBank shall have approved (which approval shall not be unreasonably withheld), (a) a written construction schedule setting forth the timeline for completion of each phase of construction of the new Unit ("CONSTRUCTION SCHEDULE"), (b) a copy of the Plans and Specifications for the new Unit, and (c) a true, correct and complete copy of all engineering reports, land planning maps, soil tests, and other documents prepared in connection with the construction of the new Unit.

          APPRAISAL. With respect to the first new Feeder Pig Unit the construction of which will be financed with Advances of the Loan Proceeds, Borrower shall have provided to CoBank, and CoBank shall have approved (which approval shall not be unreasonably withheld), an appraisal for such Feeder Pig Unit prepared by an appraiser reasonably satisfactory to CoBank which appraisal shall determine the market value of the Construction Premises both in its current as-is condition and in its condition assuming completion of the new Feeder Pig Unit in accordance with the Plans and Specifications for such Feeder Pig Unit ("APPRAISAL").

          CONSTRUCTION CONTRACT; ARCHITECT'S CONTRACT. Borrower shall have provided to CoBank a true and complete copy of, and CoBank shall have approved
(a) the contract between Borrower and the General Contractor for the construction of the new Unit with respect to which activation of the Construction Loan Portion for such Unit is requested in accordance with the Plans and Specifications for such Unit ("CONSTRUCTION CONTRACT"), and (b) the contract, if any, between Borrower and the Architect, if any, for the provision of architectural services in connection with the construction of the new Unit with respect to which activation of the Construction Loan Portion for such Unit is requested ("ARCHITECT'S CONTRACT").

          CONSENTS TO ASSIGNMENT OF CONSTRUCTION CONTRACT AND ARCHITECT'S CONTRACTS. Borrower shall have provided to CoBank with respect to the new Unit for which activation of the Construction Loan Portion for such Unit is requested, an original executed consent of the General Contractor and of the Architect, if any, in form and substance satisfactory to CoBank, pursuant to which the General Contractor and the Architect, if any, consent to the collateral assignment by Borrower to CoBank of the Construction Contract and Architect's Contract (if any), respectively, and agree to perform their respective obligations under the Construction Contract and the Architect's Contract for CoBank upon CoBank's request.

          AFFIDAVIT REGARDING COMMENCEMENT OF CONSTRUCTION. With respect to all Construction Premises located in the State of Colorado, Borrower shall have provided to CoBank an affidavit of Borrower and General Contractor certifying that no work with respect to the new Unit for which activation of the Construction Loan Portion for such Unit is requested was commenced prior to the date of the recording of the Deed of Trust in Colorado for such Construction Premises ("COBANK PRIORITY DATE") and, further, certifying that no materials were supplied, and no services were rendered, with respect to the Construction Premises prior to such CoBank Priority Date.

          PERMITS. Borrower shall have provided to CoBank evidence reasonably satisfactory to CoBank that Borrower has obtained all building permits, zoning, subdivision and environmental approvals and all commercial well permits and water rights decrees, and any and all other permits, licenses, approvals, authorizations and consents from any governmental entity or third party ("PERMITS") that must be obtained in order to construct the new Feeder Pig Unit or Weaned Pig Unit, as applicable, to operate such Feeder Pig Unit or Weaned Pig Unit for its intended purpose and for Borrower to perform its obligations under the Loan Documents, including without limitation, all approvals necessary for the use of all water rights owned by Borrower in the operation of such Unit.

          UTILITIES. Borrower shall have provided to CoBank evidence reasonably satisfactory to CoBank of the availability to the Unit to be constructed of all utility services and facilities necessary for the construction of such Unit and the operation thereof for its intended purpose, including without limitation, water supply, storm and sewer facilities, gas and/or electric and telephone facilities, and that Borrower's water well permits or other water rights are sufficient to provide water of such quality and quantity necessary for the operation of the new Unit for its intended purpose.

          ROADS. Borrower shall have provided to CoBank evidence reasonably satisfactory to CoBank of the existence and completion of all roads, accessible by Borrower, that are necessary for the utilization of the new Unit for its intended purposes and for access to a satisfactory public road or street.

          ILLINOIS RESPONSIBLE PROPERTY TRANSFER ACT. With respect to all new Units to be constructed in Illinois pursuant to this Agreement, Borrower shall have provided CoBank with those certificates and, if necessary, those environmental disclosure documents described in Subsection 8.23.14 of this Agreement.

          COPIES OF PIG PURCHASE AGREEMENTS. CoBank shall have received copies of the Feeder Pig Purchase Agreements, Weaned Pig Purchase Agreements, Excess Feeder Pig Purchase Agreements, or Excess Class C Weaned Pig Purchase Agreements, as applicable, resulting from the sale of equity, or receipt of an Equity Loan, constituting a Feeder Pig Unit Equity Tranche or a Weaned Pig Unit Equity Tranche, as applicable.

          FEES AND EXPENSES. Borrower shall have paid CoBank, by wire transfer of immediately available federal funds the Activation Fee set forth in Subsection 4.12.3 of this Agreement and all expenses owing pursuant to Section
9.9 hereof.

          LOCAL LAW ITEMS. With respect to a new Unit to be constructed in a State other than Colorado or Illinois, Borrower shall have satisfied such other conditions precedent as CoBank may reasonably establish in light of the laws and regulations of such State, and any agency or political subdivision thereof, applicable to the construction of such Unit.

     CONDITIONS TO ALL ADVANCES OF THE CONSTRUCTION LOAN PORTION FOR A NEW UNIT. CoBank's obligation to make any Advance with respect to the Construction Loan Portion applicable to any new Feeder Pig Unit or Weaned Pig Unit, is subject to satisfaction, in CoBank's sole discretion, of: (a) the conditions set forth in Sections 8.23 through 8.25 hereof, (b) the conditions and limitations set forth in Sections 8.31 and 8.32, and (c) each of the following conditions precedent, as of the Advance Date:

          ACTIVATION NOTICE. CoBank shall have issued an Activation Notice with respect to the Construction Loan Portion for which an Advance hereunder is requested.

          CONSTRUCTION LOAN ADVANCE REQUEST. Borrower shall have delivered to CoBank a properly completed request for an Advance under the Construction Loan Portion applicable to the particular new Unit on the form attached hereto as
Exhibit 8.26.2 ("CONSTRUCTION LOAN ADVANCE REQUEST") which has been signed by an Authorized Officer. Each Construction Loan Advance Request shall be deemed to have been received on the Business Day actually received by CoBank if delivered before 2:00 p.m., Central Time, and as of the next Business Day if delivered after such time or on other than a Business Day; provided that a Construction Loan Advance Request shall not be deemed to have been received by CoBank until it includes all information and documentation required to complete the form attached hereto as Exhibit 8.26.2. Each Construction Loan Advance Request shall state the Advance Date for the requested amount of the Construction Loan Portion, which date shall not be after the Construction Deadline Date. CoBank shall review the Construction Loan Advance Request and all information provided by Borrower in conjunction with the Construction Loan Advance Request and, if the Construction Loan Advance Request is not approved, CoBank shall advise Borrower of its reasons for denying the Construction Loan Advance Request within three (3) Business Days of CoBank's receipt of the Construction Loan Advance Request. If CoBank approves the Construction Loan Advance Request, it shall fund the requested Advance under the Construction Loan on the later of (a) the third Business Day after CoBank's receipt of the Construction Loan Advance Request or (b) the Advance Date requested by Borrower. Each Construction Loan Advance Request received by CoBank shall be irrevocable.

          COMMENCEMENT OF CONSTRUCTION. The Advance Date requested in a Construction Loan Advance Request with respect to the initial Advance of each Construction Loan Portion applicable to any new Unit must be a date which is at least sixteen (16) months prior to the Construction Loan Expiration Date.

          ADDITIONAL ITEMS. The following conditions precedent shall have been satisfied; except that, upon provision to CoBank of assurance satisfactory to CoBank in its sole discretion that (a) the new Unit will be built in accordance with the Plans and Specifications, Construction Budget and Construction Schedule for such Unit, and (b) CoBank will be adequately protected against all risk of mechanics' or other liens for labor or services during construction of such Unit (which assurance may include, without limitation, a payment and performance bond that is satisfactory to CoBank), CoBank in its sole discretion may agree to waive or modify one or more of the following conditions precedent:

          CoBank shall have received from Borrower all fees then due under
Section 4.12 of this Agreement;

          With respect to all new Units to be constructed in Colorado pursuant to this Agreement, CoBank shall have filed the disburser's notice required under C.R.S. 38-22-136;

          Borrower shall have provided to CoBank a date down endorsement to the Title Policy for the Construction Premises, in form and substance satisfactory to CoBank, which (i) updates such Title Policy to the date of the Advance and shows that there has been no change in the state of the title on the Construction Premises from that shown on the original Title Policy for the Construction Premises, except such changes as have been approved in writing by CoBank, and (ii) insures the priority of CoBank's lien on the Construction Premises against claims for services or materials performed or supplied prior to the date thereof;

          Concurrently with Borrower's submission of the Construction Loan Advance Request required pursuant to Subsection 8.26.2 hereof, Borrower shall have submitted to CoBank the following:

          (i) an itemization for the amount of the requested Advance supported by copies of all bills, invoices and receipts which shall be attached to such itemization, including identification of the parties furnishing such work and materials and further including, where the Construction Loan Advance Request is to fund payment of the acquisition of the Construction Premises, a copy of the land purchase agreement between Borrower and the seller of the Construction Premises;

          (ii) a written certificate of the Architect or, if there is no Architect, the General Contractor to the effect that: (1) construction of the new Feeder Pig Unit or Weaned Pig Unit, as applicable, can be completed by the Construction Deadline Date, (2) construction of the new Feeder Pig Unit or Weaned Pig Unit, as applicable, is proceeding in accordance with the Plans and Specifications and the Construction Schedule for such Unit, and (3) the undisbursed balance of the Construction Loan Portion for such Unit is estimated to be sufficient, on the basis of all facts and circumstances known to Borrower at that time, to pay for the completion of such Unit on or before the Construction Deadline Date; and

          (iii) a written certificate of Borrower: (1) breaking down the costs (for which reimbursement is requested pursuant to the Construction Loan Advance Request) incurred in the construction of the new Feeder Pig Unit or Weaned Pig Unit, as applicable, for the preceding month by Construction Budget line items, (2) containing a summary of the costs of construction of the new Feeder Pig Unit or Weaned Pig Unit, as applicable, incurred through the date of the Construction Loan Advance Request by Construction Budget line items, (3) estimating costs to complete the new Feeder Pig Unit or Weaned Pig Unit, as applicable, as well as explanations of assumptions used in formulating such estimates, (4) stating that the new Feeder Pig Unit or Weaned Pig Unit, as applicable, can be completed by the Construction Deadline Date, and (5) containing a representation that the undisbursed balance of the Construction Loan Portion is estimated to be sufficient on the basis of all facts and circumstances known to Borrower at that time, to pay for the completion of the new Feeder Pig Unit or Weaned Pig Unit, as applicable;

          (iv) duly executed lien waivers from the Architect, if any, the General Contractor, and each subcontractor who has furnished labor and/or material in the construction of the new Feeder Pig Unit or Weaned Pig Unit, as applicable, for all amounts owing on account of work performed and materials supplied to the Construction Premises through the period for which payment on account of such work/materials is applied for pursuant to the Construction Loan Advance Request;

          (v) such documentation as the Title Insurer may require in order to issue the interim mechanic's lien endorsement to the Title Policy for the Construction Premises referred to in subparagraph (c) of this Subsection 8.26.4; and

          (vi) such other information or documentation as CoBank may request, but

          (vii) notwithstanding the foregoing, to the extent that the Construction Loan Advance Request is for an Advance solely to fund the purchase of Breeding Stock, only the items set forth in (d)(i) of this Subsection 8.26.4 shall be required.
          If CoBank has so requested, Borrower shall have submitted to CoBank the lists referred to in Section 8.56 of this Agreement.

          CoBank shall have received a written progress report from the General Contractor for the new Unit as to which an Advance is requested, which report shall include, without limitation, the following:

          (i) an overall assessment of construction progress on the new Unit for the period since the last Advance under the Construction Loan and job-to-date;

          (ii) a detailed description of problems encountered or anticipated, and proposed solutions;

          (iii) an analysis of progress as compared to the Construction Schedule, noting any actual or anticipated problems in meeting critical dates in the Construction Schedule;

          (iv) the status of delivery of major equipment and the effect, if any, that the anticipated delivery dates of such equipment has on the overall Construction Schedule; and

          (v) a statement from the General Contractor certifying that, to the best of its knowledge, there are no defaults under the Construction Contract.

          FOUNDATION ENDORSEMENT. Prior to each disbursement, to the extent such disbursement relates to the completion of a foundation, Borrower shall have provided to CoBank a current foundation endorsement to the Title Policy on the Construction Premises, in form and substance satisfactory to CoBank, at the sole cost and expense of Borrower.

          LOCAL LAW ITEMS. With respect to a new Feeder Pig Unit or Weaned Pig Unit, as applicable, to be constructed in a State other than Colorado or Illinois, Borrower shall have provided such other agreements, certificates or documents and taken such other action as CoBank may reasonably request in light of the laws and regulations of such State, and any agency or political subdivision thereof, applicable to the construction of such Unit.

     CONDITIONS TO FINAL ADVANCE OF THE CONSTRUCTION LOAN PORTION FOR A NEW UNIT. CoBank's obligation to make the final Advance of the Construction Loan Portion applicable to any new Feeder Pig Unit or Weaned Pig Unit, is subject to satisfaction, in CoBank's sole discretion, of: (a) the conditions set forth in Sections 8.23 through 8.24 hereof, and (b) each of the following conditions precedent, as of the Advance Date:

          AS-BUILT SURVEY. CoBank shall have received a final as-built survey of the Construction Premises satisfactory to CoBank: (a) showing (i) the location of the completed new Feeder Pig Unit or Weaned Pig Unit, as applicable, and (ii) no encroachment by the new Feeder Pig Unit or Weaned Pig Unit, as applicable, on any boundary line, easement, building setback line or other restricted area, and (b) containing a certification of the surveyor in form and substance satisfactory to CoBank.

          GOVERNMENTAL APPROVALS. Borrower shall have provided to CoBank evidence satisfactory to CoBank that Borrower has received such permanent permits of occupancy for the new Unit as may be required by any applicable public authority.

          COMPLETION CERTIFICATE. Borrower shall have provided to CoBank a certificate of completion signed by the Architect, if any, and the General Contractor attesting to the completion of the new Unit in accordance with the Plans and Specifications for such Unit.

          FINAL LIEN WAIVERS. Borrower shall have provided to CoBank final lien waivers and releases from the General Contractor for the new Unit, and all subcontractors and other parties who have supplied labor, materials or services in connection with the construction of such Unit.

          FINAL TITLE INSURANCE DATE-DOWN ENDORSEMENT. Borrower shall have provided to CoBank (a) a final title insurance date-down endorsement to the Title Policy for the Construction Premises, effective as of the date of the final Advance of such Construction Loan Portion (i) showing no change in the status of the title to, or encumbrances on, the Construction Premises since the effective date of the Title Policy for the Construction Premises, and (ii) acknowledging completion of the new Unit without any encroachment or other survey exception and deleting all standard survey exceptions and mechanics' lien exceptions, and (b) such other endorsements as CoBank may require based on the condition of the Unit "as built."

          LOCAL LAW ITEMS. With respect to a new Feeder Pig Unit or Weaned Pig Unit, as applicable, to be constructed in a State other than Colorado or Illinois, Borrower shall have provided such other agreements, certificates or documents and taken such other action as CoBank may reasonably request in light of the laws and regulations of such State, and any agency or political subdivision thereof, applicable to the construction of such Unit.

     CONDITIONS TO ACTIVATION OF CONSTRUCTION LOAN PORTION FOR A UNIT UNDER CONSTRUCTION. Upon satisfaction, in CoBank's sole discretion, of (a) the conditions set forth in Sections 8.23 and 8.24 hereof and (b) each of the following conditions precedent, CoBank will issue an Activation Notice to Borrower for the activation of the Construction Loan Portion for construction of, and the purchase of Breeding Stock for, a Unit Under Construction:

          ACTIVATION REQUEST. Borrower shall have delivered to CoBank a properly completed Activation Request.

          DEPOSIT OF EQUITY TRANCHE WITH COBANK. Borrower shall have previously provided to CoBank evidence of the receipt of equity funds constituting a Feeder Pig Unit Equity Tranche or a Weaned Pig Unit Equity Tranche, as applicable (the deposit of such equity funds into the Construction Account pursuant to Subsection 8.25.2 shall be sufficient evidence for purposes of this Subsection 8.28.2).

          AVAILABILITY OF AMOUNTS TO BE RESERVED AGAINST THE TERM LOAN AND REVOLVING LOAN. If activation of the Construction Loan Portion is requested with respect to a Feeder Pig Unit, there shall be funds available under (a) the Term Loan equal to the Feeder Term Portion less the amount of all advances made under the Existing Term Loan with respect to the Unit Under Construction for which activation of the Construction Loan Portion is requested, and (b) the Revolving Loan equal to the Feeder Revolving Portion less the amount of all advances made under the Existing Revolving Loan with respect to the Unit Under Construction for which activation of the Construction Loan Portion is requested. If activation of the Construction Loan Portion is requested with respect to a Weaned Pig Unit, there shall be funds available under (a) the Term Loan equal to the Weaned Term Portion less the amount of all advances made under the Existing Term Loan with respect to the Unit Under Construction for which activation of the Construction Loan Portion is requested, and (b) the Revolving Loan equal to the Weaned Revolving Portion less the amount of all advances made under the Existing Revolving Loan with respect to the Unit Under Construction for which activation of the Construction Loan Portion is requested.

          SURVEY. Borrower shall have provided CoBank with an ALTA improvement survey of the Unit Under Construction Premises for which activation of the Construction Loan Portion is requested.

          ENVIRONMENTAL STUDIES. Borrower shall have submitted to CoBank all studies, investigations and reports obtained by Borrower with respect to environmental matters for the Unit Under Construction Premises.

          CONSTRUCTION BUDGET. Borrower shall have provided to CoBank the Construction Budget for the Unit Under Construction specifying the cost by line item of all labor, materials, and services necessary for the construction of the Unit Under Construction on the Unit Under Construction Premises in accordance with the Plans and Specifications, as well as in accordance with the Construction Contract and the Architect's Contract, if any, and the cost of purchasing the Breeding Stock for such Unit Under Construction and maintaining such Breeding Stock until construction of the Unit Under Construction has been completed, and all soft costs related to the construction and financing of the Unit Under Construction.

          CONSTRUCTION SCHEDULE; PLANS AND SPECIFICATIONS; OTHER REPORTS. Borrower shall have provided to CoBank, (a) the Construction Schedule for the Unit Under Construction setting forth the timeline for completion of each phase of construction of the Unit Under Construction, (b) a copy of the Plans and Specifications for the Unit Under Construction, and (c) a true, correct and complete copy of all engineering reports, land planning maps, soil tests, and other documents prepared in connection with the construction of the Unit Under Construction.

          CONSTRUCTION CONTRACT; ARCHITECT'S CONTRACT. Borrower shall have provided to CoBank a true and complete copy (including all amendments) of (a) the Construction Contract for the Unit Under Construction, and (b) the Architect's Contract, if any, for the Unit Under Construction.

          PERMITS. Borrower shall have provided to CoBank evidence satisfactory to CoBank that Borrower has obtained all Permits that must be obtained in order to construct the Unit Under Construction, operate the Unit Under Construction for its intended purpose and for Borrower to perform its obligations under the Loan Documents, including without limitation, all approvals necessary for the use of all water rights owned by Borrower in the operation of such Unit Under Construction.

          UTILITIES. Borrower shall have provided to CoBank evidence satisfactory to CoBank of the availability to the Unit Under Construction of all utility services and facilities necessary for the construction of such Unit Under Construction and the operation thereof for its intended purpose, including without limitation, water supply, storm and sewer facilities, gas and/or electric and telephone facilities, and that Borrower's water well permits or other water rights are sufficient to provide water of such quality and quantity necessary for the operation of the Unit Under Construction.

          ROADS. Borrower shall have provided to CoBank evidence satisfactory to CoBank of the existence and completion of all roads, accessible by Borrower, that are necessary for the full utilization of the Unit Under Construction for its intended purposes and for access to a satisfactory public road or street.

          FEES AND EXPENSES. Borrower shall have paid CoBank, by wire transfer of immediately available federal funds the Activation Fee set forth in Subsection 4.12.3 of this Agreement and all expenses owing pursuant to Section
9.9 hereof.

     CONDITIONS TO ALL ADVANCES OF THE CONSTRUCTION LOAN PORTION FOR A UNIT UNDER CONSTRUCTION. CoBank's obligation to make any Advance with respect to the Construction Loan Portion applicable to any Unit Under Construction is subject to satisfaction, in CoBank's sole discretion, of: (a) the conditions set forth in Sections 8.23 and 8.24 hereof, (b) the conditions and limitations set forth in Sections 8.31 and 8.32, and (c) each of the following conditions precedent as of the Advance Date:

          ACTIVATION NOTICE. CoBank shall have issued an Activation Notice with respect to the Construction Loan Portion for which an Advance hereunder is requested.

          CONSTRUCTION LOAN ADVANCE REQUEST. Borrower shall have delivered to CoBank a properly completed Construction Loan Advance Request which meets the requirements set forth in Subsection 8.26.2 of this Agreement, and the other terms and provisions of Subsection 8.26.2 shall apply to all Units Under Construction as though each such provision referred to a Unit Under Construction rather than a new Unit, except that with respect to the first Advance of the Construction Loan Portion for a Unit Under Construction made after Borrower's receipt of an Activation Notice therefor, the amount of such Advance shall be at least equal to the amount of all advances made under the Existing Term Loan and Existing Revolving Loan prior to the Closing Date with respect to such Unit Under Construction (collectively "EXISTING ADVANCE AMOUNT") and shall be used to reduce the Existing Balance by the Existing Advance Amount by means of credit to the account of CoBank in accordance with Section 4.5 of this Agreement.

          COMMENCEMENT OF CONSTRUCTION. The Advance Date requested in a Construction Loan Advance Request with respect to the initial Advance of the Construction Loan Portion applicable to any Unit Under Construction must be a date which is at least sixteen (16) months prior to the Construction Loan Expiration Date.

          ADDITIONAL ITEMS. The following conditions precedent shall have been satisfied:

          CoBank shall have received from Borrower all fees then due under
Section 4.12 of this Agreement;

          With respect to all Units Under Construction located in Colorado, CoBank shall have filed the disburser's notice required under C.R.S. 38-22-136;

          Concurrently with Borrower's submission of the Construction Loan Advance Request required pursuant to Subsection 8.29.2 hereof, Borrower shall have submitted to CoBank the following:

          (i) an itemization for the amount of the requested Advance supported by copies of all bills, invoices and receipts which shall be attached to such itemization, including identification of the parties furnishing such work and materials and further including, where the Construction Loan Advance Request is to fund payment of the acquisition of the Unit Under Construction Premises, a copy of the land purchase agreement between Borrower and the seller of the Unit Under Construction Premises;

          (ii) a written certificate of the Architect or, if there is no Architect, the General Contractor to the effect that: (1) construction of the Unit Under Construction can be completed by the Construction Deadline Date, (2) construction of the Unit Under Construction is proceeding in accordance with the Plans and Specifications and the Construction Schedule for such Unit Under Construction, and (3) the undisbursed balance of the Construction Loan Portion for such Unit Under Construction is sufficient to pay for the completion of such Unit Under Construction on or before the Construction Deadline Date; and

          (iii) a written certificate of Borrower: (1) breaking down the costs (for which reimbursement is requested pursuant to the Construction Loan Advance Request) incurred in the construction of the Unit Under Construction for the preceding month by Construction Budget line items, (2) containing a summary of the costs of construction of the Unit Under Construction incurred through the date of the Construction Loan Advance Request by Construction Budget line items, (3) estimating costs to complete the Unit Under Construction as well as explanations of assumptions used in formulating such estimates, (4) stating that the Unit Under Construction can be completed by the Construction Deadline Date, and (5) containing a representation that the undisbursed balance of the Construction Loan Portion is estimated to be sufficient, on the basis of all facts and circumstances known to Borrower at that time, to pay for the completion of the Unit Under Construction;

          (iv) duly executed lien waivers from the Architect, if any, the General Contractor, and each subcontractor who has furnished labor and/or material in the construction of the Unit Under Construction for all amounts owing on account of work performed and materials supplied to the Unit Under Construction Premises for the period for which payment on account of such work/materials is applied for pursuant to the Construction Loan Advance Request; and

          (v) such other information or documentation as CoBank may request, but

          (vii) notwithstanding the foregoing, to the extent that the Construction Loan Advance Request is for an Advance solely to fund the purchase of Breeding Stock, only the items set forth in (d)(i) of this Subsection 8.29.4 shall be required.

          If CoBank has so requested, Borrower shall have submitted to CoBank the lists referred to in Section 8.56 of this Agreement.

          CoBank shall have received a written progress report from the General Contractor for the Unit Under Construction as to which an Advance is requested, which report shall include, without limitation, the following:

          (i) an overall assessment of construction progress on the Unit Under Construction for the period since the last Advance under the Construction Loan and job-to-date;

          (ii) a detailed description of problems encountered or anticipated, and proposed solutions;

          (iii) an analysis of progress as compared to the Construction Schedule, noting any actual or anticipated problems in meeting critical dates in the Construction Schedule;

          (iv) the status of delivery of major equipment and the effect, if any, that the anticipated delivery dates of such equipment has on the overall Construction Schedule; and

          (v) a statement from the General Contractor certifying that, to the best of its knowledge, there are no defaults under the Construction Contract.

          FOUNDATION ENDORSEMENT. Prior to each disbursement, to the extent such disbursement relates to the completion of a foundation, Borrower shall have provided to CoBank a current foundation endorsement to the Title Policy on the Unit Under Construction Premises, in form and substance satisfactory to CoBank, at the sole cost and expense of Borrower.

     CONDITIONS TO FINAL ADVANCE OF THE CONSTRUCTION LOAN PORTION FOR A UNIT UNDER CONSTRUCTION CoBank's obligation to make the final Advance of the Construction Loan Portion applicable to any Unit Under Construction ("FINAL UNIT UNDER CONSTRUCTION ADVANCE"), is subject to satisfaction, in CoBank's sole discretion, of: (a) the conditions set forth in Sections 8.23, 8.24, 8.28 and
8.29 hereof, and (b) each of the following conditions precedent, as of the Advance Date:

          AS-BUILT SURVEY. CoBank shall have received a final as-built survey of the Unit Under Construction Premises satisfactory to CoBank: (a) showing (i) the location of the completed Unit Under Construction, and (ii) no encroachment by the Unit Under Construction on any boundary line, easement, building setback line or other restricted area, and (b) containing a certification of the surveyor in form and substance satisfactory to CoBank.

          GOVERNMENTAL APPROVALS. Borrower shall have provided to CoBank evidence satisfactory to CoBank that Borrower has received such permanent permits of occupancy for the Unit Under Construction as may be required by any applicable public authority.

          COMPLETION CERTIFICATE. Borrower shall have provided to CoBank a certificate of completion signed by the Architect, if any, and the General Contractor attesting to the completion of the Unit Under Construction in accordance with the Plans and Specifications for such Unit Under Construction. .

          FINAL LIEN WAIVERS. Borrower shall have provided to CoBank final lien waivers and releases from the General Contractor for the Unit Under Construction, and all subcontractors and other parties who have supplied labor, materials or services in connection with the construction of such Unit Under Construction.

          SPREADING EASEMENTS; WATER SUPPLY EASEMENTS; TITLE INSURANCE.
Borrower shall have (a) provided CoBank with evidence satisfactory to CoBank that Borrower has obtained (i) all Spreading Easements sufficient to dispose of the anticipated effluent from the operation of the Unit Under Construction with respect to which the Final Unit Under Construction Advance is requested (unless such effluent is to be properly disposed of by Borrower on Borrower's Real Property) and (ii) all Water Supply Easements sufficient to access and maintain all wells and pipelines from which water is needed in order to operate the Unit Under Construction with respect to which the Final Unit Under Construction Advance is requested, (b) by execution of one or more deeds of trust or mortgages in form and substance as reasonably specified by CoBank, granted to CoBank a first lien on such Spreading Easements and Water Supply Easements (subject only to Permitted Encumbrances), and such mortgages or deeds of trust shall have been recorded in the proper place in order to perfect CoBank's lien on such Spreading Easements and Water Supply Easements, and (c) provided to CoBank a Title Policy from a Title Insurer acceptable to CoBank (i) insuring the lien in favor of CoBank on such Spreading Easements and Water Supply Easements as a first priority lien on such easement interests, subject only to Permitted Encumbrances, (ii) deleting the standard printed exceptions and the gap exception, (iii) containing only such exceptions to title as are reasonably acceptable to CoBank, and (iv) containing such other endorsements as CoBank may reasonably require.

          FINAL TITLE INSURANCE DATE-DOWN ENDORSEMENT. Borrower shall have provided to CoBank (a) a final title insurance date-down endorsement to the Title Policy for the Unit Under Construction Premises, effective as of the date of the Final Unit Under Construction Advance (i) showing no change in the status of the title to, or encumbrances on, the Unit Under Construction Premises since the effective date of the Title Policy for the Unit Under Construction Premises,
(ii) deleting all standard exceptions including, without limitation, mechanics' lien exceptions, if the Title Policy was issued with one or more of such exceptions, and (b) such other endorsements as CoBank may require based on the condition of the Unit Under Construction "as built."

     ADDITIONAL CONDITIONS TO DISBURSEMENT OF CONSTRUCTION LOAN PORTION. At no time and in no event shall CoBank be obligated to disburse the proceeds of the Construction Loan for a particular new Unit or Unit Under Construction:

          RECOMMENDATION OF COBANK'S INSPECTOR. For a particular Construction Loan Advance Request, in excess of the amount recommended by CoBank's architectural or engineering representative ("COBANK'S INSPECTOR"), who, at the option of CoBank, will make periodic inspections of the Construction Premises and Unit Under Construction Premises at Borrower's expense; provided, however, that Borrower's liability for reimbursement of CoBank's costs and expenses incurred in connection with inspections by CoBank's Inspector of each Construction Premises or Unit Under Construction Premises shall be capped at $7,500 per Construction Premises or Unit Under Construction Premises so long as no Potential Default or Event of Default has occurred; or

          CONSTRUCTION LOAN PORTION - AGGREGATE AMOUNT DISBURSED. For the construction costs set forth in the Construction Budget for a new Unit or a Unit Under Construction, in excess of an amount, which, when added to all prior Advances under the Construction Loan for a particular new Unit or Unit Under Construction plus all Reserved Disputed Amounts, if any, reserved pursuant to
Section 4.6, would exceed the Construction Loan Portion for such Unit or Unit Under Construction; or

          UNFUNDED DEFICIT. If in the sole opinion of CoBank, a Deficit exists with respect to a new Unit or a Unit Under Construction and the amount of such Deficit has not been deposited by Borrower in the Construction Account for such Unit or Unit Under Construction in accordance with Subsection 8.32.5 of this Agreement; or

          NO NOTICE OF VIOLATION. If an order or notice by any governmental agency having jurisdiction over the Constructions Premises or Unit Under Construction Premises, as applicable, has been received by Borrower, CoBank, CoBank's Inspector, the General Contractor or the Architect, if any, stating that the work of construction on such Construction Premises or Unit Under Construction Premises is or will be in violation of any law, ordinance, code or regulation affecting the Construction Premises or Unit Under Construction Premises, unless Borrower has taken sufficient action, satisfactory to CoBank in its sole discretion, to correct such violation; or

          NO NOTICE OF LIEN. If a lien or notice of intent to file a lien for work or services performed in or on the Construction Premises or Unit Under Construction Premises, as applicable, or materials or equipment delivered thereto shall have been recorded in the real estate records of the county in which the Construction Premises or Unit Under Construction Premises is located or delivered to Borrower, the General Contractor or the Architect, if any, for the Construction Premises or Unit Under Construction Premises, or to CoBank, unless CoBank has received evidence satisfactory to it in its sole discretion, that: (1) the validity thereof is being contested by Borrower in good faith and in a diligent fashion by appropriate actions or legal proceedings, (2) such contest shall have the effect of preventing the sale or forfeiture of any of the Construction Premises or Unit Under Construction Premises, as applicable, or any interest of Borrower therein, (3) Borrower establishes adequate reserves therefor in accordance with GAAP, (4) Borrower furnishes to CoBank, promptly upon CoBank's request, such additional security satisfactory to CoBank as CoBank reasonably may request, (5) Borrower promptly furnishes CoBank with an endorsement issued by the Title Insurer of the Construction Premises or Unit Under Construction Premises insuring over such mechanic's lien if the lien has been recorded, and (6) Borrower promptly pays all amounts claimed by such mechanic, carrier, workman, or repairman in the event of a final, non-appealable ruling or adjudication adverse to Borrower; or

          DAMAGE TO CONSTRUCTION PREMISES. If the Construction Premises or Unit Under Construction Premises, as applicable, have been damaged by fire or other casualty and CoBank has not received insurance proceeds sufficient in its judgment to effect the satisfactory restoration of the new Unit or Unit Under Construction, as applicable, in accordance with the Plans and Specifications for such Unit or Unit Under Construction and to permit the completion of such Unit or Unit Under Construction on or before the Construction Deadline Date for such Unit or Unit Under Construction; or

          STORED MATERIALS. For stored materials until they are actually delivered to the new Unit or Unit Under Construction, as applicable, except on such conditions and on such occasions as may be approved in writing by CoBank in its sole discretion; or

          CONSTRUCTION DEADLINE DATE. After the Construction Deadline Date for the new Unit or Unit Under Construction with respect to which an Advance under the Construction Loan is requested.

     ADDITIONAL REQUIREMENTS AFFECTING DISBURSEMENT OF CONSTRUCTION LOAN
PORTION.

          RETAINAGE. Notwithstanding any other provision contained herein, upon written notice from CoBank to Borrower, CoBank may retain a percentage, not to exceed ten percent (10%), of all amounts approved by CoBank for disbursement under the Construction Loan pursuant to each Construction Loan Advance Request ("RETAINAGE"), which Retainage CoBank shall not be obligated to advance until the first Business Day after (a) completion of all construction of the new Unit or Unit Under Construction with respect to which the Retainage was reserved, (b) the passing of the deadline for the filing of mechanic's liens with respect to such Unit or Unit Under Construction under the laws of the State where the Construction Premises or Unit Under Construction Premises are located, and (c) satisfaction of the conditions and requirements set forth in Section 8.27 (for a new Unit) or Section 8.30 (for a Unit Under Construction) of this Agreement (the "RETAINAGE RELEASE DATE").

          PRIOR DISBURSEMENT OF EQUITY TRANCHE. Upon receipt of any Construction Loan Advance Request, CoBank shall fund the amount requested therein out of the Feeder Pig Unit Equity Tranche or Weaned Pig Unit Equity Tranche monies in the Construction Account for such Feeder Pig Unit or Weaned Pig Unit, as applicable, before advancing any of the Construction Loan Portion for such Unit. CoBank shall have no obligation to disburse any of the Construction Loan Portion for a Unit (whether new or a Unit Under Construction) until all of the Feeder Pig Unit Equity Tranche or Weaned Pig Unit Equity Tranche, as applicable, required by the terms of this Agreement shall have been disbursed in accordance with the procedures and requirements of this Agreement with respect to Advances of the proceeds of the Construction Loan or, as to the Units Under Construction, disbursed under the requirements of the Existing Term Loan or Existing Revolving Loan for the period prior to the Closing Date.

          FREQUENCY AND MINIMUM AMOUNT OF DISBURSEMENTS. Disbursements of the proceeds of the Construction Loan shall be made no more frequently than monthly and in amounts of not less than $100,000.

          ADVANCES DO NOT CONSTITUTE A WAIVER. No Advance of proceeds under the Construction Loan hereunder shall constitute a waiver of any of the conditions of CoBank's obligation to make further Advances.

          DEPOSIT BY BORROWER OF AMOUNT OF DEFICIT. If CoBank at any time determines that the undisbursed amount of the Construction Loan Portion for a new Unit or Unit Under Construction, together with the amount on deposit in the Construction Account for such Unit, shall not be sufficient to fully pay for all costs required to complete such Unit in accordance with the Plans and Specifications for such Unit as well as all financing and development costs to be incurred by Borrower which are included in the Construction Budget for such Unit, Borrower shall, upon the written request of CoBank, deposit or cause to be deposited in the Construction Account for such new Unit or Unit Under Construction funds equal to the amount of such deficiency ("DEFICIT") within five (5) days after the date of CoBank's written demand, therefor, except that where CoBank has not yet made an Advance of the Construction Loan Portion for such Unit and the Feeder Pig Unit Equity Tranche or Weaned Pig Unit Equity Tranche, as applicable, has not yet been fully disbursed and such undisbursed amount is on deposit in the Construction Account for such Unit, Borrower must deposit the amount of the Deficit no later than the time of the final disbursement of such Equity Tranche monies. CoBank shall not be obligated to make any disbursement of the Construction Loan Portion under this Agreement, with respect to the new Unit or Unit Under Construction as to which a Deficit exists, unless and until Borrower has deposited the amount of such Deficit in the Construction Account for such Unit and the amount of the Deficit has been completely disbursed by CoBank from such Construction Account. Borrower irrevocably assigns to CoBank as security for the due performance of Borrower's obligations under the Loan Documents all of Borrower's right, title and interest in and to each Construction Account and the monies placed therein to be held pursuant to the terms hereof.

          ABILITY TO IMPOUND ADVANCES. Unless CoBank is provided with an indemnification or other assurance satisfactory to CoBank, in its sole discretion, CoBank may impound any Advance(s) as may be required to enable CoBank to comply with the provisions of C.R.S. Section 38-22-126, as amended.

     CONDITIONS TO INITIAL ADVANCE OF THE TERM LOAN TAKEOUT AMOUNT OR THE REVOLVING LOAN TAKEOUT AMOUNT FOR A NEW UNIT OR A UNIT UNDER CONSTRUCTION. CoBank's obligation to make the initial Advance of the Term Loan Takeout Amount or the Revolving Loan Takeout Amount applicable to any Unit or Unit Under Construction, is subject to satisfaction, in CoBank's sole discretion, of: (a) the conditions set forth in Sections 8.23 and 8.24 hereof, and (b) each of the following conditions precedent, as of the Advance Date:

          CONDITIONS TO FINAL ADVANCE OF CONSTRUCTION LOAN PORTION. Borrower shall have satisfied (or CoBank shall have waived) each condition precedent to the final advance of the Construction Loan Portion for a new Unit or a Unit Under Construction in accordance with Section 8.27 (for a new Unit) or Section
8.30 (for a Unit Under Construction) of this Agreement; and

          MATURITY OF CONSTRUCTION LOAN PORTION. The Construction Loan Portion for such new Unit or Unit Under Construction shall be due and payable under the terms of this Agreement.

     CONDITIONS TO ALL ADVANCES OF THE TERM LOAN TAKEOUT AMOUNT OR THE REVOLVING LOAN TAKEOUT AMOUNT FOR A UNIT AND TO ALL ADVANCES FOR WORKING CAPITAL PURPOSES. CoBank's obligation to make any Advance of the Term Loan Takeout Amount or the Revolving Loan Takeout Amount applicable to any new Unit or Unit Under Construction or to make an Advance under the Revolving Loan to fund the working capital requirements of Borrower, is subject to satisfaction, in CoBank's sole discretion, of: (a) the conditions set forth in Sections 8.23, 8.24, and 8.33 hereof for Advances of the Term Loan Takeout Amount or Revolving Loan Takeout Amount, or (b) the conditions set forth in Sections 8.23 and 8.24 for Advances under the Revolving Loan to fund the working capital requirements of Borrower, and (c) the following conditions precedent, as of the Advance Date:

          ADVANCE REQUEST. CoBank shall have received (including by facsimile transmission) a duly completed written request in the form attached hereto as
Exhibit 8.34.1 ("ADVANCE REQUEST") signed by an Authorized Representative. An Advance Request shall be effective on the Business Day received if actually received by CoBank before 12:00 noon Central Time, and as of the next Business Day if received by CoBank after such time or on other than a Business Day. All Advance Requests submitted by Borrower shall be irrevocable.

          FEE.  CoBank shall have received from Borrower all fees then due under
Section 4.12 of this Agreement.

          WORKING CAPITAL ADVANCES - AVAILABILITY. With respect to all Advances requested under the Revolving Loan for working capital purposes, CoBank shall have determined that the requested Advance amount is available under the Revolving Loan pursuant to Article 4 hereof.

     CONDITIONS TO ADDITIONAL LOAN. Before CoBank will make an Additional Loan, the following requirements shall have been satisfied in addition to those contained in Sections 8.23 and 8.24 hereof:

          ADDITIONAL LOAN REQUEST. CoBank shall have received (including by facsimile transmission) a duly completed request in the form attached hereto as
Exhibit 8.35.1(a) (for an Additional Term Loan), Exhibit 8.35.1(b) (for an Additional Revolving Loan), or Exhibit 8.35.1(c) (for an Additional Construction
Loan) (collectively "ADDITIONAL LOAN REQUEST") signed by an Authorized Representative. The Additional Loan Request shall be accompanied by an application package, containing such documentation and information as may be required by CoBank in its sole discretion (including, as applicable and without limitation, actual and pro-forma financial statements and cash flow projections and other credit information on Borrower, and, where the Additional Loan Request is for an Additional Construction Loan, a project description, a description of the financing requirements for the proposed construction project, a draft construction budget, a draft construction schedule, and a survey of the real property on which the improvements are to be constructed) to enable CoBank to determine (and advise Borrower) whether CoBank will make such Additional Loan. The Additional Loan Request shall be deemed to have been received by CoBank on the Business Day actually received by CoBank if delivered before 2:00 p.m., Central Time, and as of the next Business Day if delivered after such time or on other than a Business Day. All Additional Loan Requests submitted by a Borrower shall be irrevocable.

          NOTICE OF APPROVAL OF ADDITIONAL LOAN. Within a reasonable time after receipt of the Additional Loan Request and such information as CoBank, in its sole discretion, shall request in connection therewith, CoBank will advise Borrower whether or not it has approved the requested Additional Loan for funding upon the condition that there are no material changes, as determined in CoBank's sole discretion, in the material submitted with the Additional Loan Request. If the requested Additional Loan is approved by CoBank, CoBank shall extend the Additional Loan to Borrower on such date as Borrower and CoBank may agree, and Advances under such Additional Loan shall be made in accordance with this Agreement and the MLA Supplement executed in connection with such Additional Loan.

          REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower contained in each of the Loan Documents, shall be true and correct in all material respects on and as of the date of CoBank's approval of an Additional Loan ("ADDITIONAL LOAN APPROVAL DATE") as though made on and as of such date.

          NO EVENT OF DEFAULT. No Event of Default or Potential Default shall have occurred and be continuing, and no Event of Default or Potential Default would result from the making of the Additional Loan.

          NO MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred in the condition or operations of Borrower between the date of the immediately preceding Advance Date and the Additional Loan Approval Date.

          FEES AND EXPENSES. Borrower shall have paid CoBank, by wire transfer of immediately available federal funds all fees and expenses, if any, owing pursuant to Sections 4.12 and 9.9 hereof.

          MLA SUPPLEMENT; FURTHER ASSURANCES. Borrower and CoBank shall have entered into a MLA Supplement with respect to the Additional Loan and Borrower shall have executed an Additional Note evidencing Borrower's obligations under the Additional Loan, and Borrower shall have provided and/or executed and delivered to CoBank such further mortgages, deeds of trust, amendments to mortgages or deeds of trust, assignments, documents or financing statements, in form and substance satisfactory to CoBank, that Borrower is to execute and deliver pursuant to the terms of the Loan Documents or the MLA Supplement or as CoBank may reasonably request.

          EVIDENCE OF CORPORATE ACTION. CoBank shall have received in form and substance satisfactory to CoBank evidence of all corporate action taken by Borrower to authorize the Additional Loan, certified to be true and correct by the Secretary or Assistant Secretary of Borrower.

     ADDITIONAL DISBURSEMENT CONDITIONS. In addition to the conditions contained in the other Sections of this Article 11, at no time and in no event shall CoBank be obligated to make Advances:

          AGGREGATE COMMITMENT AMOUNT. In excess of an amount, which (a) with respect to Advances under the Term Loan, when added to all previous Advances under the Term Loan, plus any amounts which are currently reserved against the Term Loan pursuant to Sections 4.2 or 4.3 hereof, would exceed the Aggregate Term Loan Commitment, (b) with respect to Advances under the Revolving Loan, when added to the outstanding principal balance under the Revolving Loan, plus the undrawn face amount of the Letter of Credit, plus any amounts which are currently reserved against the Revolving Loan pursuant to Sections 4.2 or 4.3 hereof, plus any Retained Amounts reserved against the Revolving Loan pursuant to Section 4.4 hereof, plus any Reserved Disputed Amounts reserved against the Revolving Loan pursuant to Section 4.6 hereof, would exceed the Aggregate Revolving Loan Commitment, (c) with respect to Advances under the Construction Loan, when added to all previous Advances under the Construction Loan plus any Reserved Disputed Amounts reserved against the Construction Loan pursuant to
Section 4.6 hereof, would exceed the Aggregate Construction Loan Commitment, (d) with respect to each Additional Loan, when added to all previous Advances under any such Additional Loan, would exceed the maximum principal amount thereof as set forth in the applicable MLA Supplement.

          DISBURSEMENT PERIOD. If the Advance would be made other than during the Availability Period applicable to such Loan.

          DISBURSEMENT CONDITIONS SET FORTH IN MLA SUPPLEMENT. With respect to any Additional Loans, unless any and all conditions to such Advance set forth in the MLA Supplement applicable to such Additional Loan have also been satisfied.
ARTICLE 11 AFFIRMATIVE COVENANTS

     From and after the date of this Agreement and until the Bank Debt is indefeasibly paid in full and CoBank has no obligation to make any Advance hereunder, Borrower agrees that it will observe and comply with, the following covenants for the benefit of CoBank:

     BOOKS AND RECORDS. Borrower shall at all times keep proper books of record and account, in which correct and complete entries shall be made of all its dealings, in accordance with GAAP.

     REPORTS AND NOTICES. Borrower shall provide to CoBank the following reports, information and notices:

          ANNUAL FINANCIAL STATEMENTS. As soon as available, but in no event later than one hundred and twenty (120) days after the end of any fiscal year of Borrower occurring during the term hereof, Borrower shall provide to CoBank the annual financial statements of Borrower, prepared in accordance with GAAP which shall: (a) be audited by independent certified public accountants selected by Borrower which are reasonably acceptable to CoBank; (b) be accompanied by a report of such accountants containing an opinion reasonably acceptable to CoBank; (c) be accompanied by a Compliance Certificate; (d) be prepared in reasonable detail and in comparative form; and (e) include a balance sheet, a statement of operations, a statement of cash flows, a statement of shareholders equity, and all notes and schedules relating thereto.

          MONTHLY FINANCIAL STATEMENTS. As soon as available, but in no event more than forty-five (45) days after the end of each month, Borrower shall provide to CoBank the following internally prepared financial statements of Borrower as of the end of such month, prepared in reasonable detail and in comparative form in accordance with GAAP, subject to year-end adjustments that may be required as a result of an audit or otherwise: (a) a balance sheet of Borrower as of the end of such month, (b) a statement of operations of Borrower for such month and for Borrower's fiscal year to date, and (c) such other interim financial statements as CoBank reasonably may specifically request. Monthly financial statements required pursuant to this Subsection shall be accompanied by a Compliance Certificate.

          MANAGEMENT LETTERS. Promptly upon receipt thereof, Borrower shall provide CoBank with copies of any reports submitted to Borrower by independent certified public accountants in connection with the examination of Borrower's financial statements.

          NOTICE OF DEFAULT. As soon as the existence of any Event of Default or Potential Default becomes known to any corporate officer of Borrower, Borrower shall promptly give CoBank written notice of such Event of Default or Potential Default, the nature and status thereof, and the action being taken or proposed to be taken with respect thereto.

          NOTICE OF CERTAIN CHANGES. Borrower shall: (a) notify CoBank at least thirty (30) Business Days prior to the occurrence of any change in the name or business form of Borrower; and (b) take all actions necessary or reasonably requested by CoBank in order to maintain the perfected status of CoBank's first lien and security interest (subject only to Permitted Encumbrances) in the Collateral.

          NOTICE OF LITIGATION. Borrower shall promptly notify CoBank in writing of the commencement of all actions, suits, or proceedings before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality to which Borrower is a party which reasonably would be expected to have a Material Adverse Effect on Borrower.

          NOTICE OF MATERIAL CHANGE. Promptly after Borrower obtains knowledge thereof, Borrower shall give CoBank written notice of any matter which has resulted or reasonably would be expected to result in a Material Adverse Effect on Borrower.

          NOTICE OF ENVIRONMENTAL LITIGATION. Without limiting the provisions of Subsection 8.38.6 of this Agreement, promptly after Borrower's receipt thereof, Borrower shall give CoBank prompt written notice of the receipt of all pleadings, orders, complaints, indictments, or other communication alleging a condition that may require Borrower to undertake or to contribute to a cleanup or other response under any Environmental Law or Environmental Regulation (together with copies of all such written documents received by Borrower), or which seeks penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such laws, or which claims personal injury or property damage to any person as a result of environmental factors or conditions or which, if adversely determined, reasonably would be expected to have a Material Adverse Effect on Borrower.

          ADVERSE ACTION REGARDING REQUIRED LICENSES. In the event Borrower learns that any petition, action, investigation, notice of violation or apparent liability, notice of forfeiture, order to show cause, complaint or proceeding is pending, or, to the best knowledge of any corporate officer of Borrower, threatened, to seek to revoke, cancel, suspend, modify, or limit any of the Required Licenses, Borrower shall provide CoBank with prompt written notice thereof and shall take, or cause to be taken, all reasonable measures to contest such action in good faith.

          MANAGEMENT AND POLICIES. Promptly after any corporate officer of Borrower obtains knowledge thereof, Borrower shall promptly give CoBank written notice of any change in the executive management personnel, board of directors, business and/or financial policies, or formation of any subsidiary corporations or other entities, of or by Borrower.

          NOTIFICATION OF CLAIMS BY SUBCONTRACTORS AND MATERIALMEN. Borrower shall promptly advise CoBank in writing of any notice to Borrower from any laborer, subcontractor or materialman to the effect that such laborer, subcontractor or materialman has not been paid when due for any labor or materials furnished in connection with the construction of any new Unit or Unit Under Construction.

          DEFAULT UNDER PRINCIPAL AGREEMENTS. As soon as the existence of any event of default or default which, with the giving of notice and/or the passage of time reasonably would be expected to become an event of default, under any of the Principal Agreements becomes known to any corporate officer of Borrower, Borrower shall promptly give CoBank written notice of such event of default or potential default, the nature and status thereof, and the action being taken or proposed to be taken with respect thereto.

          NOTICE OF INTENT TO TERMINATE OR TERMINATION OF FEEDER PIG PURCHASE AGREEMENT, EXCESS FEEDER PIG PURCHASE AGREEMENT, WEANED PIG PURCHASE AGREEMENT, EXCESS WEANED PIG PURCHASE AGREEMENT OR EXCESS CLASS C WEANED PIG PURCHASE AGREEMENT; NOTICE OF FAILURE TO PURCHASE LOT. Promptly after receipt thereof, Borrower shall provide CoBank with a copy of any notice it has received from any counterparty to a Feeder Pig Purchase Agreement or Weaned Pig Purchase Agreement, or any Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement executed in connection with an Equity Loan, indicating that such counterparty intends to terminate such agreement. Promptly after the occurrence thereof, Borrower shall give CoBank written notice of (a) the failure of any counterparty to a Feeder Pig Purchase Agreement or Weaned Pig Purchase Agreement, or any Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement executed in connection with an Equity Loan, to purchase any Lot (as such term is defined in the applicable agreement) made available by Borrower to such counterparty, or (b) the termination (whether initiated by Borrower or the other party) of any Feeder Pig Purchase Agreement or Weaned Pig Purchase Agreement, or any Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement executed in connection with an Equity Loan, and the action to be taken by Borrower in order to find a replacement customer; provided, however, that Borrower shall not be obligated to notify CoBank of any termination of any Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement executed in connection with an Equity Loan where any such agreement is terminated due to the repayment of such Equity Loan with the proceeds of the sale of the capital stock of Borrower so long as the purchasers of such stock have delivered executed Feeder Pig Purchase Agreements or Weaned Pig Purchase Agreements as required pursuant to Borrower's bylaws in effect on the date hereof or as subsequently amended with CoBank's prior written consent.

          COPIES OF FEEDER PIG PURCHASE AGREEMENTS, EXCESS FEEDER PIG PURCHASE AGREEMENTS, WEANED PIG PURCHASE AGREEMENTS, EXCESS WEANED PIG PURCHASE AGREEMENTS AND EXCESS CLASS C WEANED PIG PURCHASE AGREEMENTS. Promptly upon execution thereof, Borrower shall provide CoBank with (a) copies of all Feeder Pig Purchase Agreements, Excess Feeder Pig Purchase Agreements, Weaned Pig Purchase Agreements, Excess Weaned Pig Purchase Agreements and Excess Class C Weaned Pig Purchase Agreements entered into after the Closing Date.

          COPIES OF AMENDMENTS TO CONSTRUCTION DOCUMENTS. Borrower shall provide CoBank with copies of all amendments and modifications to the Construction Budget, Construction Schedule or Plans and Specifications for each new Unit and Unit Under Construction (including without limitation copies of all Change Orders).

          PIG REPORTS. As soon as available, but in no event more than forty-five (45) days after the end of each month, Borrower shall provide CoBank with a report on its feeder pigs and weaned pigs substantially in the form of, and containing the types of information set forth in, the sample report attached hereto as Exhibit 8.38.16.

          BUSINESS PLAN. No later than sixty days before the end of Borrower's fiscal year, Borrower shall submit its business plan for the forthcoming fiscal year to CoBank.

          ADDITIONAL INFORMATION. With reasonable promptness, such additional financial information or documentation as CoBank may reasonably request.

     ELIGIBILITY. Borrower shall maintain its status as an entity eligible to borrow from CoBank in accordance with the Eligibility Requirements, as amended from time to time.

     MAINTENANCE OF EXISTENCE AND QUALIFICATION. Borrower shall maintain its existence as a cooperative corporation and shall remain in good standing under the laws of Colorado. Borrower will qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business, operations and properties.

     COMPLIANCE WITH LEGAL REQUIREMENTS AND AGREEMENTS. Borrower shall: (a) comply with all laws, rules, regulations and orders applicable to Borrower or its business; and (b) comply with all agreements, indentures, mortgages, and other instruments to which it is a party or by which it or any of its property is bound; provided, however, that the failure of Borrower to comply with this sentence in any instance not directly involving CoBank shall not constitute an Event of Default unless such failure would have a Material Adverse Effect.

     COMPLIANCE WITH ENVIRONMENTAL LAWS.  Without limiting the provisions of
Section 8.41 of this Agreement, Borrower shall comply in all material respects with, and take all reasonable steps necessary to cause all persons occupying or present on any properties owned or leased by Borrower to comply with, all Environmental Laws and Environmental Regulations, the failure to comply with which would have a Material Adverse Effect.

     USE OF LOAN PROCEEDS. Borrower shall use the Loan Proceeds only for those purposes permitted under Article 3 of this Agreement.

     TAXES. Borrower shall cause to be paid when due all taxes, assessments, and other governmental charges upon it, its income, its sales, its properties, and federal and state taxes withheld from its employees' earnings, unless (a) the validity thereof is being contested by Borrower in good faith and in a diligent fashion by appropriate actions or legal proceedings, (b) such contest shall have the effect of preventing the sale or forfeiture of any of the Collateral or any interest of Borrower therein, (c) Borrower establishes adequate reserves therefor in accordance with GAAP, (d) Borrower furnishes to CoBank, promptly upon CoBank's request, such additional security satisfactory to CoBank as CoBank reasonably may request, and (e) Borrower promptly pays such tax in the event of a final, non-appealable ruling or adjudication adverse to Borrower.

     INSURANCE. Borrower shall maintain, at a minimum, the following insurance coverages:

          BUILDER'S RISK AND HAZARD. All peril builder's risk and such other hazard insurance as CoBank may reasonably require, with standard noncontributing mortgagee clauses and standard subrogation clauses, and providing for a deductible of not more than $1,000 together with a "builder's risk completed value" endorsement, issued on a non-reporting basis, with a "right to occupy" endorsement and including, if requested by CoBank, coverage of materials in storage and while in transit and such other endorsements as CoBank may require in connection with the construction of the Units. Such insurance shall be in such amounts and forms and issued by such companies as shall be approved by CoBank, such approval to not be unreasonably withheld, and certified copies of such policies (together with a full replacement cost endorsement and other appropriate endorsements thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give CoBank forty-five
(45) days' prior written notice of intention to cancel except cancellation for non-payment in which case ten (10) days prior notice shall be required) shall be promptly delivered to CoBank. Such insurance coverage shall be kept in full force and effect at all times until the later to occur of (a) completion of the construction of all Feeder Pig Units and Weaned Pig Units to be financed pursuant to this Agreement, or (b) the end of the Availability Period for the Construction Loan.

          GENERAL. Borrower shall at all times keep all of its assets, including without limitation Breeding Stock, insured at all times by an insurance carrier having an A rating by the current BEST Key Rating Guide, against all risks covered by a special form policy (and including flood, earthquake and windstorm coverage) in the amount of the full replacement cost (other than with respect to motor vehicles) of the Collateral as well as comprehensive general public liability, worker's compensation, business interruption, and such other insurance as CoBank may reasonably require, or in the absence of any such requirement by CoBank, in amounts and with deductibles (up to $100,000 per occurrence) or maximum payouts customarily carried by entities engaged in comparable businesses and comparably situated. Borrower shall also maintain fidelity coverage (including employee dishonesty) on such officers and employees and in such amounts as is customarily carried by entities engaged in comparable businesses and comparably situated. All liability policies shall name CoBank as an additional insured as its interests may appear. All casualty insurance policies shall be endorsed with a mortgagee's or loss payable clause, as appropriate, in favor of CoBank, and shall provide that CoBank shall be paid regardless of any act or omission by Borrower. The policy or policies evidencing all insurance referred to in this Section and receipts for the payment of premiums thereon, or certificates of such insurance satisfactory to CoBank, shall be delivered to and held by CoBank. All such insurance policies shall contain a provision requiring at least ten (10) days' notice to CoBank prior to any cancellation for non-payment of premiums and at least forty-five (45) days' notice to CoBank of cancellation for any other reason or of modification or non-renewal. No later than twenty (20) days prior to expiration, Borrower shall give CoBank satisfactory written evidence of renewal of all such policies with premiums paid. Borrower agrees to pay, or cause to be paid, all premiums on such insurance as they become due, and will not permit any condition to exist on or with respect to its assets which would wholly or partially invalidate any insurance thereon. Effective upon the occurrence of an Event of Default, all of Borrower's right, title and interest in and to all such policies and any unearned premiums paid thereon are hereby assigned to CoBank who shall have the right, but not the obligation, to assign the same to any purchaser of the Collateral at any foreclosure sale. Borrower shall give immediate written notice to the insurance carrier and CoBank of any loss. Borrower hereby authorizes and empowers CoBank upon the occurrence and during the continuation of an Event of Default, at CoBank's option and in CoBank's sole discretion, to act as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to collect and receive insurance proceeds, and to deduct therefrom CoBank's expenses incurred in the collection of such proceeds, and all insurance policies of Borrower shall provide that CoBank may act as Borrower's attorney-in-fact for such purposes.

          COBANK MAY PURCHASE INSURANCE. Unless Borrower provides CoBank with evidence of the insurance coverage required by this Agreement, CoBank, after reasonable notice to Borrower, may purchase insurance coverage required by this Agreement at Borrower's expense to protect CoBank's interests in the Collateral. This insurance may, but need not, protect Borrower's interest. The coverage that CoBank purchases may not provide for payment of any claim that Borrower may make or any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by CoBank, but only after providing CoBank with evidence that Borrower has obtained insurance as required by this Agreement. If CoBank purchases insurance for the Collateral, Borrower will be responsible for immediately reimbursing CoBank for the costs of such insurance, including interest and any other charges that may be imposed in connection with the placement of such insurance, until the effective date of the cancellation or expiration of such insurance. Without limitation of any other provision of this Agreement, the cost of such insurance shall be immediately due and payable and shall be added to the Bank Debt and shall be secured by the Collateral. The cost of the insurance purchased by CoBank may be more than the cost of insurance Borrower may be able to obtain on its own.

     TITLE TO ASSETS AND MAINTENANCE. Borrower shall defend and maintain title to all Collateral. Borrower shall (a) furnish adequate feed, shelter, water and medication for its Breeding Stock, feeder pigs and weaned pigs (collectively, "LIVESTOCK"), (b) protect the Livestock from disease, damage, injury, death, theft or other hazard, and (c) otherwise care for the Livestock, in each case, in accordance with commercially reasonable practices of animal husbandry. Borrower shall keep its other assets, both real and personal, in good order and condition, except for reasonable wear and tear and except for casualties which are fully covered by insurance (except for Borrower's deductible in an amount approved by CoBank) consistent with industry practice and shall make all necessary repairs, replacements and improvements so that its business may be properly and advantageously conducted.

     PAYMENT OF LIABILITIES. Borrower shall pay all liabilities (including, without limitation: (a) any indebtedness for borrowed money or for the deferred purchase price of property or services; (b) any obligations under leases which have or should have been characterized as capitalized leases, as determined in accordance with GAAP; and (c) any contingent liabilities, such as guaranties, for the obligations of others relating to indebtedness for borrowed money or for the deferred purchase price of property or services or relating to obligations under leases which have or should have been characterized as capitalized leases, as determined in accordance with GAAP, as they become due beyond any period of grace under the instrument creating such liabilities, unless (with the exception of the Bank Debt): (i) the validity thereof is being contested by Borrower in good faith and in a diligent fashion by appropriate actions or legal proceedings, (ii) such contest shall have the effect of preventing the sale or forfeiture of any of the Collateral or any interest of Borrower therein, (iii) Borrower establishes adequate reserves therefor in accordance with GAAP, (iv) Borrower furnishes to CoBank, promptly upon CoBank's request, such additional security satisfactory to CoBank as CoBank reasonably may request, and (v) Borrower promptly pays such liability in the event of a final, non-appealable ruling or adjudication adverse to Borrower.

     FURTHER ASSURANCES. Borrower shall, as may be required from time to time by CoBank, provide such documents as may be necessary or desirable in the reasonable judgment of CoBank to confirm the security interest in and lien on the Collateral granted to CoBank and the first priority of such security interest or lien, subject only to Permitted Encumbrances.

     REAL PROPERTY SECURITY. Promptly after the purchase or other acquisition of any fee interest in real estate, any Spreading Easement or any Water Supply Easement, Borrower shall provide CoBank with written notice of such acquisition and shall grant to CoBank a first deed of trust or mortgage on such real estate or easement interest (subject to liens permitted by Section 8.64 hereof), such deed of trust or mortgage to be in form and substance as reasonably specified by CoBank. In connection with the delivery of any mortgage or deed of trust covering a fee interest in real estate, a Spreading Easement or a Water Supply Easement, Borrower shall deliver to CoBank a mortgagee's title policy reasonably satisfactory to CoBank insuring CoBank's lien on such real estate, Spreading Easement or Water Supply Easement, as applicable at Borrower's sole cost. In connection with entering into, as lessee, any lease of an interest in real property which lease calls for a rental payment equal to or in excess of $50,000.00 per annum, Borrower shall deliver to CoBank a leasehold deed of trust or mortgage in form and content reasonably satisfactory to CoBank, together with such consents or estoppels of lessor as CoBank shall specify. In connection with the acquisition by Borrower of any easement, license, right of way or similar interest not covered above in this Section, Borrower shall provide to CoBank (a) written notification of such acquisition, and (b) a copy of such title opinion, if any, as Borrower may obtain in connection with such acquisition, which title opinion shall provide that CoBank may rely thereon.

     REQUIRED LICENSES; PERMITS; ETC. Borrower shall duly and lawfully obtain and maintain in full force and effect all Required Licenses.

     ERISA. Borrower shall: (a) cause Borrower's Benefit Plans to comply in all material respects with the Code and ERISA, including but not limited to preparing and delivering each material report, statement or other document required by ERISA and the Code within the period specified therein and conforming in form and substance to the provisions thereof; (b) cause any Borrower Benefit Plan that is intended to satisfy the requirements of Section 401(a) of the Code to satisfy such requirements including, but not limited to obtaining a favorable determination letter with respect to each such Borrower Benefit Plan; and (c) administer each Borrower Benefit Plan in all material respects in accordance with the terms of such plan and with ERISA, the Code, and any other applicable law, except to the extent any failure to comply with the preceding clauses (a), (b) or (c) would not have a Material Adverse Effect. Within ten (10) Business Days after receiving such notice, Borrower shall furnish to CoBank any notice received by Borrower relating to an assertion of withdrawal liability imposed by any Multiemployer Plan upon Borrower or Borrower's controlled group prior to the Closing Date, or relating to any violation of the provisions of the Code or ERISA asserted by the Department of Labor, the Pension Benefit Guaranty Corporation or the Department of the Treasury with respect to any Borrower Benefit Plan that could reasonably be expected to have a Material Adverse Effect.

     FINANCIAL COVENANTS. Borrower shall maintain the following financial covenants measured as of the dates specified below:

          TOTAL EQUITY TO TOTAL ASSETS. The amount of Total Equity divided by Total Assets shall be measured as of the end of each month and shall be not less than the following for the period indicated:

     Period                             Required Ratio

     Through August 31, 1998                      .25
     Thereafter                                   .35

          DEBT SERVICE COVERAGE RATIO.   Commencing on March 31, 1998, Average
Annual Cash Flow divided by Current Debt shall be measured as of the end of each Fiscal Quarter and shall be no less than 1.0.

     INSPECTION. Upon four hours' prior notice, Borrower shall permit CoBank or its agents, during normal business hours or at such other times as the parties may agree, to examine Borrower's properties, books, and records, and to discuss Borrower's affairs, finances, operations, and accounts with its respective officers, directors, employees, and independent certified public accountants.

     ANNUAL LIVESTOCK AUDIT. Bank shall have a right from time to time to audit Borrower's inventory of animals at Borrower's expense; provided, that (a) Borrower shall not be required to pay for more than one such audit in any twelve month period, unless an Event of Default has occurred, and (b) so long as no Event of Default has occurred, Borrower shall not be required to pay more than $1,500 per audit by CoBank of Borrower's inventory of animals.

     CONSTRUCTION. With respect to each Unit (whether a new Unit or a Unit Under Construction), Borrower shall comply with each of the following provisions:

          The Plans and Specifications for each Unit will include all mechanical, electrical, structural and such other drawings as may be required to complete such Unit in accordance in all material respects with applicable building codes and recorded plats and will be a true, complete and accurate reflection of the Unit that Borrower will construct.

          The Construction Budget will be a good faith estimate of the necessary costs and expenses to be incurred by Borrower in the construction of each Unit and the Construction Schedule for any such Unit will be a good faith estimate of the time of completion of each phase of construction of such Unit in accordance with the Plans and Specifications for such Unit.

          Borrower shall cause the construction of each such Unit to be performed with diligence and continuity and in substantial accordance with the Plans and Specifications for such Unit and shall cause construction on all such Units to be commenced no later than that date which is sixteen (16) months prior to the Construction Loan Expiration Date. All public utility services and facilities necessary for the construction of each such Unit and the operation thereof for its intended purpose, including without limitation water supply, storm and sanitary sewer facilities, gas and/or electric and telephone facilities, will either be available at the boundaries of the Construction Premises for such Unit at the time of commencement of construction of such Unit or all necessary steps will have been taken by Borrower to assure the complete installation and availability thereof when needed for construction and/or occupancy and operation of such Unit.

          Each such Unit shall be completed on or before the Construction Deadline Date for such Unit in accordance with the terms and provisions of the Loan Documents. All of such construction work shall be completed without liens, claims or assessments (actual or contingent) asserted against the Construction Premises or Unit Under Construction Premises, as applicable, for such Unit for any material, labor or other items furnished in connection therewith, except for
Permitted Encumbrances.   The construction of such Units, and the use of such
Units upon completion of construction, shall comply in all material respects with all construction, use, building, zoning and other similar requirements of any applicable governmental jurisdiction. Borrower will provide CoBank with satisfactory evidence of such compliance upon CoBank's request.

          If, as a result of Force Majeure, Borrower is prevented from completing a Unit by the original Construction Deadline Date for such Unit, Borrower can, upon complying with the procedures set forth below, obtain an extension, up to a maximum aggregate of two (2) months, of said original Construction Deadline Date for each day during which construction or material delivery is prevented on account of Force Majeure but in no event shall the Construction Deadline Date be extended beyond the Construction Loan Expiration Date. In order to be eligible for an extension of the Construction Deadline Date, Borrower must, promptly upon the occurrence of such Force Majeure, furnish to CoBank a written certification signed by Borrower, the General Contractor, and any subcontractor whose performance is prevented by the Force Majeure setting forth: (a) the event or events which constitute the claimed Force Majeure, (b) how the Force Majeure has prevented or will prevent performance, and (c) the number of days such performance was or it is anticipated will be, prevented by Force Majeure; and CoBank reasonably will determine the length of extension appropriate.

     LISTS OF CONTRACTORS, SUBCONTRACTORS AND MATERIALMEN. With respect to each Unit (whether a new Unit or a Unit Under Construction) as to which construction is commenced after the date hereof:

          Borrower shall furnish to CoBank, promptly upon the request of CoBank from time to time, a list of, and Borrower's records with respect to, all contractors, subcontractors, suppliers or materialmen employed or retained in connection with the construction of any such Unit; and

          Each such list and all records shall show the name, address, telephone number and, if available (after Borrower's request), social security number or employer identification number, as applicable, of each such person, a general statement of the nature of the work to be done, the labor and materials to be supplied, and the approximate dollar value of such labor or work with respect to each; CoBank shall have the right to telephone or otherwise communicate with each contractor, subcontractor and materialmen to verify the facts disclosed by said list or by any Construction Loan Advance Request or for any other purpose; and, all contracts of Borrower or Borrower's contractors relating to construction of any Feeder Pig Unit or any Weaned Pig Unit shall require disclosure to CoBank of information sufficient to make said verification.

     CORRECTION OF DEFECTS AND NONCOMPLIANCE WITH PLANS AND SPECIFICATIONS. With respect to each Unit (whether a new Unit or a Unit Under Construction):

          Borrower will promptly correct any material defect in any Unit or any material departure from the Plans and Specifications for any Unit not previously approved in writing by CoBank; and

          Borrower shall indemnify and hold CoBank harmless from any liability, claim or loss, including reasonable attorneys' fees, arising by reason of the claim of any person for any such defective workmanship or materials, and the advance of any Loan Proceeds shall not constitute a waiver of the right of CoBank to require compliance with this covenant with respect to any such defects or departures from the Plans and Specifications for any Unit.

     ACCESS TO CONSTRUCTION PREMISES AND UNIT UNDER CONSTRUCTION PREMISES; COOPERATION WITH COBANK'S INSPECTOR. Borrower will permit CoBank and its representatives and agents, including CoBank's Inspector, from time to time, after reasonable notice to Borrower, to enter upon the Construction Premises and Unit Under Construction Premises and inspect the construction of the Unit (whether a new Unit or a Unit Under Construction) and all materials to be used in the construction thereof. CoBank's Inspector may monitor and inspect all aspects of the construction of such Units. Borrower shall cooperate with CoBank's Inspector and use its best efforts to cause the General Contractor, the other contractors, and subcontractors and the employees of each of them to cooperate with CoBank's Inspector and furnish it with whatever information or documents CoBank's Inspector might consider reasonably necessary or useful in connection with the performance of its duties. Borrower acknowledges that the duties of CoBank's Inspector run solely to CoBank and that CoBank's Inspector shall have no obligations or responsibilities whatsoever to Borrower, any General Contractor, or any other contractor or any subcontractor.

     DEPOSIT BY BORROWER OF AMOUNT OF DEFICIT. If CoBank at any time determines that the undisbursed amount of the Construction Loan Portion for a Unit (whether new or a Unit Under Construction) together with the amount on deposit in the Construction Account for such Unit shall not be sufficient to fully pay for all costs required to complete the Unit in accordance with the Plans and Specifications for such Unit including all soft costs and other costs to be incurred by Borrower which are included in the Construction Budget for such Unit, Borrower shall, upon the written request of CoBank, deposit the Deficit or cause the Deficit to be deposited in the Construction Account for such Unit within five (5) days after the date of CoBank's written demand, therefor, except that where CoBank has not yet made an Advance of the Construction Loan Portion for such Unit and the Feeder Pig Unit Equity Tranche or Weaned Pig Unit Equity Tranche, as applicable, has not yet been fully disbursed and such undisbursed amount is on deposit in the Construction Account for such Unit, Borrower must deposit the amount of the Deficit no later than the time of the final disbursement of such Equity Tranche monies. CoBank shall not be obligated to make any further disbursement under this Agreement of the Construction Loan Portion, with respect to the Unit as to which a Deficit exists, unless and until Borrower has deposited the amount of such Deficit in the Construction Account for such Unit and the amount of the Deficit has been completely disbursed by CoBank from such Construction Account. Borrower irrevocably assigns to CoBank as security for the due performance of Borrower's obligations under the Loan Documents all of Borrower's right, title and interest in and to each Construction Account and the monies placed therein to be held pursuant to the terms hereof.

     PERFORMANCE UNDER PRINCIPAL AGREEMENTS. Borrower shall perform in a timely manner all of its obligations under the Principal Agreements.

     REPLACEMENT OF COLORADO BREEDING STOCK. Borrower shall use the Pig Production Margins accumulated during Borrower's fiscal year most recently ended for the purpose of funding the repopulation of the Breeding Stock for all Existing Units located in Colorado with Breeding Stock from Pig Improvement Company, such repopulation to be completed no later than August 31, 1998.

ARTICLE 12  NEGATIVE COVENANTS

     From and after the date of this Agreement until the Bank Debt is indefeasibly paid in full and CoBank has no obligation to disburse Loan Proceeds, Borrower agrees that it will observe and comply with the following covenants:

     BORROWING.  Borrower shall not create, incur, assume or permit to exist:
(a) any indebtedness for borrowed money or for the deferred purchase price of property or services; (b) any contingent liabilities, such as guarantees; or (c) any obligations under leases which, if properly characterized under GAAP, would be considered to be capital leases, except for: (i) indebtedness owing under the Loan Documents, (ii) capitalized leases and purchase money financing of property used in the ordinary course of Borrower's business the aggregate amount of which does not exceed $100,000 at any one time; (iii) the Colorado Real Estate Acquisition Loan; (iv) one or more Equity Loans up to a maximum of eight Equity Loans outstanding at any time; (v) accounts payable to trade creditors incurred in the ordinary course of Borrower's business; and (vi) indebtedness constituting any refinancing or refunding of indebtedness described in subparagraph (ii) of this Section 8.62, provided that the principal amount thereof does not increase as a result of any such refinancing or refunding from the balance owing on the date hereof or on the date of such refinancing or refunding, whichever is lower.

     NO OTHER BUSINESSES. Borrower shall not transact or engage in any business other than the production of feeder pigs and weaned pigs for sale.

     LIENS. Borrower will not create, incur, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance on, or any security interest in, any of the Collateral, except:

          the security interests, mortgages, pledges, liens, or other charges or encumbrances resulting from the Loan Documents;

          liens for taxes or other governmental charges which (i) are not yet due, or (ii) if due, are being contested; provided that (1) the validity thereof is being contested by Borrower in good faith and in a diligent fashion by appropriate actions or legal proceedings, (2) such contest shall have the effect of preventing the sale or forfeiture of any of the Collateral or any interest of Borrower therein, (3) Borrower establishes adequate reserves therefor in accordance with GAAP, (4) Borrower furnishes to CoBank, promptly upon CoBank's request, such additional security satisfactory to CoBank as CoBank reasonably may request, and (5) Borrower promptly pays such tax or other governmental charge in the event of a final, non-appealable ruling or adjudication adverse to Borrower;

          deposits or pledges to secure workmen's compensation, unemployment insurance, old age benefits or other social security obligations or in connection with or to secure the performance of bids, tenders, trade contracts or leases or to secure statutory obligations or surety or appeal bonds or other pledges or deposits of like nature and all in the ordinary course of business;

          with respect to constructed Units, mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of business in respect of obligations not yet due or, if due, are being contested; provided that (1) the validity thereof is being contested by Borrower in good faith and in a diligent fashion by appropriate actions or legal proceedings, (2) such contest shall have the effect of preventing the sale or forfeiture of any of the Collateral or any interest of Borrower therein, (3) Borrower establishes adequate reserves therefor in accordance with GAAP, (4) Borrower furnishes to CoBank, promptly upon CoBank's request, such additional security satisfactory to CoBank as CoBank reasonably may request, and (5) Borrower promptly pays all amounts claimed by such mechanic, carrier, workman, or repairman in the event of a final, non-appealable ruling or adjudication adverse to Borrower;

          easements, rights-of-way, zoning restrictions and other similar matters incidental to the ownership of property which do not in the aggregate materially detract from the value of such property or assets or materially impair their use in the operation of the business of Borrower;

          the liens, pledges, restrictions, and encumbrances on Borrower's Real Property specifically identified in Exhibit 8.13 attached hereto;

          the lien of Farmland on the Additional Colorado Property which secures the Colorado Real Estate Acquisition Loan and is subordinated to the lien of CoBank on the Additional Colorado Property;

          the lien of Farmland (satisfactorily subordinated to the lien of CoBank) on the Feeder Pig Unit or Weaned Pig Unit to be constructed, in part, with the proceeds of the Equity Loan;

          the lien of Farmland on any additional fee interest in real property acquired by Borrower with the proceeds of a purchase money loan made by Farmland to Borrower ("REAL PROPERTY ACQUISITION LOAN") upon the prior written consent of CoBank to such loan, so long as the lien of Farmland on the real property acquired by Borrower with the proceeds of such Real Property Acquisition Loan ("PURCHASE MONEY REAL PROPERTY") is subordinated to the lien of CoBank on the Purchase Money Real Property (which lien shall be granted promptly upon acquisition of such Purchase Money Real Property pursuant to Section 8.49 hereof), on terms and conditions satisfactory to CoBank in its sole discretion, prior to the activation of any Construction Loan Portion to be disbursed hereunder in order to fund the construction of a Unit on the Purchase Money Real Property;

          leases, for the purpose of growing crops, of Borrower's excess real property which is not needed in connection with the operation of the Units or otherwise in the ordinary course of Borrower's business;

          purchase money security interests in personal property; provided that:
(i) such personal property is used in the ordinary course of Borrower's business and attaches only to the personal property so purchased, and (ii) the amount of the purchase money financing so secured does not exceed the amount permitted under Section 8.62; and

          the prior lien of any financial institution on the capital stock of Borrower issued to a member of Borrower where such financial institution provided a purchase money loan to such member of Borrower for the purchase of Borrower's capital stock and where such member of Borrower granted a security interest in the capital stock of Borrower purchased with such purchase money loan from such financial institution.

     SALE OF ASSETS. Borrower will not sell, convey, assign, lease or otherwise transfer or dispose of, voluntarily, by operation of law, or otherwise, any of the Collateral to any Person, except that: (a) Borrower may sell feeder pigs and weaned pigs in the ordinary course of its business, (b) Borrower may sell Breeding Stock in the reasonable exercise of Borrower's business judgment, if such Breeding Stock is promptly replaced with new Breeding Stock, and (c) Borrower may dispose of equipment which is obsolete or no longer used or useful by Borrower in its business so long as (i) the transfer is made in an arms length transaction, and (ii) no Event of Default has occurred and is continuing.

     LIABILITIES OF OTHERS. Borrower shall not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligation of any other Person.

     PAYMENTS ON INDEBTEDNESS. Borrower shall not make any principal payment on any indebtedness except the Bank Debt and, so long as no Event of Default or Potential Default shall exist, indebtedness permitted by Section 8.62 of this Agreement, except that payment on the Equity Loan may only be made to the extent permissible under the terms of the subordination agreement between Farmland and CoBank with respect to such Equity Loan.

     MERGER; ACQUISITIONS; BUSINESS FORM; ETC. Borrower shall not merge or consolidate with any entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new subsidiary or affiliate, or commence operations under any other name, organization, or entity, including any joint venture, or change its business form from a Colorado cooperative corporation.

     LOANS, ADVANCES AND INVESTMENTS. Except for the purchase of CoBank Equity Interests and investments purchased through CoBank's investment program, Borrower will not make or permit to remain outstanding any loan or advance to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that Borrower may own, purchase or acquire:

          commercial paper maturing not in excess of one year from the date of acquisition and rated P1 by Moody's Investors Service, Inc. or A1 by Standard & Poor's Corporation on the date of acquisition;

          certificates of deposit in North American commercial banks rated C or better by Keefe, Bruyette & Woods, Inc. or 3 or better by Cates Consulting Analysts, maturing not in excess of one year from the date of acquisition;

          obligations of the United States government or any agency thereof, the obligations of which are guaranteed by the United States government, maturing, in each case, not in excess of one year from the date of acquisition;

          repurchase agreements of any bank or trust company incorporated under the laws of the United States of America or any state thereof and fully secured by a pledge of obligations issued or fully and unconditionally guaranteed by the United States government; and

          the Construction Accounts.

     TRANSACTIONS WITH RELATED PARTIES. Borrower shall not purchase, acquire, or sell any equipment, other personal property, real property or services from or to any affiliate, except in the ordinary course of Borrower's business and upon fair and reasonable terms no less favorable than would be obtained by Borrower in a comparable arm's-length transaction with an unrelated Person.

     ERISA. Borrower shall not: (a) engage in or permit any transaction which could result in a "prohibited transaction" (as such term is defined in Section 406 of ERISA) or in the imposition of an excise tax pursuant to Section 4975 of the Code; (b) engage in or permit any transaction or other event which could result in a "reportable event" as such term is defined in Section 4043 of ERISA for any Borrower Pension Plan; (c) fail to make full payment when due of all amounts which, under the provisions of any Borrower Benefit Plan, Borrower is required to pay as contributions thereto; (d) permit to exist any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) in excess of $25,000.00, whether or not waived, with respect to any Borrower Pension Plan;
(e) fail to make any payments to any "multiemployer plan" that Borrower may be required to make under any agreement relating to such "multiemployer plan" or any law pertaining thereto; or (f) terminate any Borrower Pension Plan in a manner which could result in the imposition of a lien on any property of Borrower pursuant to Section 4068 of ERISA. Borrower shall not terminate any Borrower Pension Plan so as to result in any liability to the Pension Benefit Guaranty Corporation. As used in this Section, all terms enclosed in quotation marks shall have the meanings set forth in ERISA. Borrower's failure to comply with any of the foregoing provisions of this Section shall not constitute a breach of this Agreement or an Event of Default unless such failure has a Material Adverse Effect.

     PAYMENT OF DIVIDENDS. Borrower shall not, directly or indirectly, declare or pay any dividends on account of any shares of any class of its capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of its capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction or capital or otherwise) in respect of any such shares or retire capital equities or other written notices of allocation, or make any other distribution or allocation of its earnings, surplus or assets to any holder of stock, allocated equities or other written notices of allocation, or agree to do any of the foregoing; provided that Borrower may: (a) exercise its option, under its bylaws, to repurchase a member's shares in accordance with the provisions of Borrower's bylaws existing on the date hereof (and as amended if CoBank's written consent is obtained prior to any amendment), or foreclose on Borrower's security interest in a member's shares granted pursuant to a Feeder Pig Purchase Agreement or a Weaned Pig Purchase Agreement; (b) distribute patronage-sourced earnings annually in the form of cash and qualified written notices of allocation, so long as (i) the cash portion is at least the minimum amount required to qualify the distribution as a deductible patronage distribution for federal income tax purposes, and (ii) such written notices constitute equity and not debt; and (c) during any fiscal year of Borrower, retire written notices of allocation issued during any previous fiscal year. Notwithstanding the foregoing, the actions set forth in (a) through (c), may be taken by Borrower only if, after taking into account any such payments, Borrower shall be in compliance with each of the financial covenants set forth in Section 8.52 hereof as of the end of the month during which such payments or refunds will be made.

     CHANGE IN FISCAL YEAR. Borrower shall not change its fiscal year from a year ending on August 31.

     APPROVAL OF CHANGES TO PLANS AND SPECIFICATIONS. Borrower shall not perform and shall not permit the performance of any work pursuant to any amendment or modification to the Plans and Specifications for a Unit (whether new or a Unit Under Construction), the Construction Contract for such Unit or any subcontract for such Unit (each such amendment or modification a "CHANGE ORDER") during construction of such Unit which would result in additional costs to construct such Unit in excess of $40,000 or which would result, in conjunction with other Change Orders, in additional costs to construct such Unit in excess of $200,000 without the prior written approval of CoBank, which approval shall not be unreasonably withheld.

     CONSTRUCTION AND ARCHITECT'S CONTRACT. Borrower shall not, with respect to the construction of any Unit (whether new or a Unit Under Construction):
(a) commit any default under the terms of the Construction Contract or the Architect's Contract, if any, for such Unit; (b) waive any of the obligations of the counterparty thereunder; (c) do any act which would relieve the General Contractor from its obligation under such Construction Contract to construct such Unit, according to the Plans and Specifications for such Unit; (d) do any act which would relieve the Architect, if any, from its obligations under the Architect's Contract, if any, with respect to such Unit; or (e) make any amendment to such Construction Contract or Architect's Contract, if any, resulting in additional costs which, by themselves or in conjunction with other amendments, cause the remaining cost of completing such Unit to exceed the Construction Budget for such Unit.

     AMENDMENT OF FEEDER PIG PURCHASE AGREEMENTS, EXCESS FEEDER PIG PURCHASE AGREEMENTS, WEANED PIG PURCHASE AGREEMENTS, EXCESS WEANED PIG PURCHASE AGREEMENTS, OR EXCESS CLASS C WEANED PIG PURCHASE AGREEMENTS. Borrower shall not, without the prior written consent of CoBank, (a) amend, or agree to amend, the form of the Feeder Pig Purchase Agreements, Excess Feeder Pig Purchase Agreements, Weaned Pig Purchase Agreements, Excess Weaned Pig Purchase Agreements, or Excess Class C Weaned Pig Purchase Agreements, or (b) amend, agree to amend, waive any material provision of, or give its consent with respect to any material matter under, any of the existing Feeder Pig Purchase Agreements, Excess Feeder Pig Purchase Agreements, Weaned Pig Purchase Agreements, Excess Weaned Pig Purchase Agreements, or Excess Class C Weaned Pig Purchase Agreements. Notwithstanding the foregoing, Borrower may, effective as of September 1, 1998, (i) discontinue charging the Production Margin under the Feeder Pig Purchase Agreements and the Weaned Pig Purchase Agreements, and (ii) base the Operating Cost (as defined in the Feeder Pig Purchase Agreement) portion of the purchase price for a Qualifying Pig under the Feeder Pig Purchase Agreements on a rolling 5 month historical basis rather than a rolling 12 month historical basis.

     AMENDMENT OF SWINE AGREEMENT. Borrower shall not, without the prior written consent of CoBank, amend, or agree to amend, the Swine Agreement, or waive any material provision of, or give its consent with respect to any material matter under, the Swine Agreement.

     AMENDMENT OF CONSTRUCTION DOCUMENTS. Borrower shall not, without the prior written consent of CoBank, amend the Construction Schedule, the Construction Budget, or, except as permitted under Section 8.74 of this Agreement, the Plans and Specifications for a Unit (whether new or a Unit Under Construction).

     AMENDMENT OF ORGANIZATIONAL DOCUMENTS. Borrower shall not, without the prior written consent of CoBank, amend any provision of its Organizational Documents affecting (a) the manner in which Borrower's feeder pig and weaned pig inventory shall be allotted for purchase by Borrower's members, (b) Borrower's security interest in, or repurchase rights with respect to, the stock in Borrower owned by each member, and (c) the obligation of the members to enter into a Feeder Pig Purchase Agreement or a Weaned Pig Purchase Agreement depending on the class of Borrower's stock owned by such members.

     CONTRACT BY BORROWER ONLY WITH ARCHITECT AND GENERAL CONTRACTOR. Borrower will not enter into any contract for the performance of work on the construction of any new Unit except with the General Contractor and Architect, if any, for such Unit, unless Borrower first causes the counterparty to such contract to execute a consent, in form and substance reasonably satisfactory to CoBank, to Borrower's collateral assignment of such contract to CoBank and to performance in favor of CoBank upon the occurrence of an Event of Default.

     NO REBATE OF PIG PRODUCTION MARGINS. Borrower shall not rebate to its members the Pig Production Margins accumulated during Borrower's fiscal year ended August 31, 1997 but, instead, shall use such accumulated Pig Production Margins for the purpose required under Section 8.61 hereof.

ARTICLE 13  INDEMNIFICATION

     GENERAL; STAMP TAXES; INTANGIBLES TAX. Borrower agrees to indemnify and hold CoBank and its directors, officers, employees, agents, professional advisers and representatives ("INDEMNIFIED PARTIES") harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which CoBank or any other Indemnified Party may incur (or which may be claimed against any such Indemnified Party by any Person), including reasonable attorneys' fees incurred by any Indemnified Party, arising out of or resulting from: (a) the material inaccuracy of any representation or warranty of Borrower in this Agreement or the other Loan Documents; (b) the material failure of Borrower to perform or comply with any covenant or obligation of Borrower under this Agreement or the other Loan Documents; or (c) the exercise by CoBank of any right or remedy set forth in this Agreement or the other Loan Documents, provided that Borrower shall have no obligation to indemnify any Indemnified Party against claims, damages, losses, liabilities, costs or expenses to the extent that a court of competent jurisdiction renders a final non-appealable determination that the foregoing are mainly the result of the willful misconduct or gross negligence of such Indemnified Party. In addition, Borrower agrees to indemnify and hold the Indemnified Parties harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which CoBank or any other Indemnified Party may incur (or which may be claimed against any such Indemnified Party by any Person), including reasonable attorneys' fees incurred by any Indemnified Party, arising out of or resulting from the imposition or nonpayment by Borrower of any stamp tax, intangibles tax, or similar tax imposed by any state, including any amounts owing by virtue of the assertion that the property valuation used to calculate any such tax was understated. Borrower shall have the right to assume the defense of any claim as would give rise to Borrower's indemnification obligation under this Section with counsel of Borrower's choosing so long as such defense is being diligently and properly conducted and Borrower shall establish to the Indemnified Party's reasonable satisfaction that the amount of such claims are not, and will not be, material in comparison to the liquid and unrestricted assets of Borrower available to respond to any award which may be granted on account of such claim. So long as the conditions of the preceding sentence are met, Indemnified Party shall have no further right to reimbursement of attorneys' fees incurred thereafter. The obligation to indemnify set forth in this Section shall survive the termination of this Agreement and other covenants.

     INDEMNIFICATION RELATING TO HAZARDOUS SUBSTANCES. Borrower shall not locate, produce, treat, transport, incorporate, discharge, emit, release, deposit or dispose of any Hazardous Substance in, upon, under, over or from any property owned or held by Borrower, except in accordance with all Environmental Laws and Environmental Regulations; Borrower shall not permit any Hazardous Substance to be located, produced, treated, transported, incorporated, discharged, emitted, released, deposited, disposed of or to escape in, upon, under, over or from any property owned or held by Borrower, except in accordance with all Environmental Laws and Environmental Regulations; and Borrower shall comply with all Environmental Laws and Environmental Regulations which are applicable to such property. If CoBank reasonably believes that an Environmental Regulation has been violated by Borrower's activities upon property owned or held by Borrower, and if CoBank so requests, Borrower shall have prepared an environmental review, audit, assessment and/or report relating to the subject property, at Borrower's sole cost and expense, by an engineer or other environmental expert reasonably acceptable to CoBank. Borrower shall indemnify the Indemnified Parties against, and shall reimburse the Indemnified Parties for, any and all claims, demands, judgments, penalties, liabilities, costs, damages and expenses, including court costs and reasonable attorneys' fees incurred by the Indemnified Parties (prior to trial, at trial and on appeal) in any action against or involving the Indemnified Parties, resulting from any breach of the foregoing covenants, or from the discovery of any Hazardous Substance in, upon, under or over, or emanating from, such property in violation of Environmental Laws or Environmental Regulations, it being the intent of Borrower and the Indemnified Parties that the Indemnified Parties shall have no liability or responsibility for damage or injury to human health, the environmental or natural resources caused by, for abatement and/or clean-up of, or otherwise with respect to, Hazardous Substances by virtue of the interest of CoBank in the property created by any documents securing Bank Debt (including without limitation the Loan Documents) or as the result of CoBank exercising any of its rights or remedies with respect thereto, including but not limited to becoming the owner thereof by foreclosure or conveyance in lieu of foreclosure. The foregoing covenants of this Section shall be deemed continuing covenants for the benefit of the Indemnified Parties, and any successors and assigns of the Indemnified Parties, including but not limited to the holder of any certificate of purchase, any transferee of the title of CoBank or any subsequent owner of the property, and shall survive the satisfaction or release of any lien, any foreclosure of any lien and/or any acquisition of title to the property or any part thereof by CoBank, or anyone claiming by, through or under CoBank or Borrower by deed in lieu of foreclosure or otherwise. Any amounts covered by the foregoing indemnification shall bear interest from the date incurred at the Default Interest Rate, shall be payable on demand, and shall be secured by the Security Documents. The indemnification and covenants of this Section shall survive the termination of this Agreement and other covenants.

ARTICLE 10  EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     EVENTS OF DEFAULT. The occurrence of any of the following events (each an "EVENT OF DEFAULT") shall, at the option of CoBank, make the entire Bank Debt, including the Notes, immediately due and payable (provided, that in the case of an Event of Default under Section 9.1(f) all amounts owing under the Notes and the other Loan Documents shall automatically and immediately become due and payable without any action by or on behalf of CoBank), and CoBank may exercise all rights and remedies for the collection of any amounts outstanding hereunder and take whatever action it deems necessary to secure itself, all without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character:

          Failure of Borrower to pay within five (5) days of the date when due, whether by acceleration or otherwise, any of the Bank Debt in accordance with this Agreement or the other Loan Documents.

          Any representation or warranty set forth in any Loan Document, any Advance Request, or any Additional Loan Request or in connection with any transaction contemplated by any such document, shall prove in any material respect to have been false or misleading when made by Borrower.

          Any default by Borrower in the performance or compliance with the covenants, promises, conditions or provisions of Sections, 8.45, 8.52, 8.59, 8.65, 8.66, 8.68, 8.71, 8.72 , 8.74, or 8.76 through and including 8.78 of this
Agreement.

          Any default by Borrower in the performance or compliance with the covenants, promises, conditions or provisions of Sections 8.38, 8.39, 8.41, through and including 8.44, 8.46, 8.47 (except as provided in Section 9.1(e)),
8.48 through and including 8.51, 8.53 through and including 8.56, 8.58, 8.60, 8.62, 8.64, 8.67, 8.69, 8.70, 8.73, 8.75, 8.79 or 8.80 of this Agreement, and such failure continues for five (5) days after Borrower learns of such failure to comply, whether by Borrower's own discovery or through notice from CoBank.

          The failure of Borrower to pay when due, or failure to perform or observe any other obligation or condition with respect to any of the following obligations to any Person, beyond any period of grace under the instrument creating such obligation: (i) any indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) any obligations under leases which, if properly characterized under GAAP would be considered to be capitalized leases, or (iii) any contingent liabilities, such as guaranties, for the obligations of others relating to indebtedness for borrowed money or for the deferred purchase price of property or services or relating to obligations under leases which, if properly characterized under GAAP would be considered to be capitalized leases; provided that no such failure will be deemed to be an Event of Default hereunder unless and until the aggregate amount owing under obligations with respect to which such failures have occurred and are continuing is at least $50,000.00.

          Borrower applies for or consents to the appointment of a trustee or receiver for any part of its properties; any bankruptcy, reorganization, debt arrangement, dissolution or liquidation proceeding is commenced or consented to by Borrower; or any application for appointment of a receiver or a trustee, or any proceeding for bankruptcy, reorganization, debt management or liquidation is filed for or commenced against Borrower, and is not withdrawn or dismissed within sixty (60) days thereafter.

          Failure of Borrower to comply with any other provision of this Agreement or the other Loan Documents not constituting an Event of Default under any of the preceding provisions of this Section 9.1, and such failure continues for thirty (30) days after Borrower learns of such failure to comply, whether by Borrower's own discovery or through notice from CoBank.

          In the event a judgment, decree or order for the payment of money shall be issued against Borrower which are in the aggregate in excess of $100,000.00 and either (i) enforcement proceedings shall have been instituted to collect any such judgment, decree, or order, or (ii) any such judgment, decree or order shall continue in effect unsatisfied for a period of 20 consecutive days without being vacated, discharged, or stayed pending appeal.

          Any material adverse change occurs, as reasonably determined by CoBank, in Borrower's (i) condition (financial or otherwise), operations, properties, or business, or (ii) ability to perform its obligations under the Loan Documents, including without limitation the destruction of a material portion of any Unit (whether an Existing Unit, a Unit Under Construction or a new Unit).

          Any of the new Units or Units Under Construction encroach over the Construction Premises or Unit Under Construction Premises, as applicable, or setback lines or upon any easement, or any structure upon an adjoining property encroaches upon the Construction Premises or Unit Under Construction Premises, as applicable, to an extent deemed material by CoBank and for which Borrower is unable to provide title insurance covering a loss suffered as a result of the forced removal thereof, and plans for the cure of which encroachment are not provided to CoBank's satisfaction within twenty (20) days after written notice thereof from CoBank to Borrower or Borrower shall fail to diligently pursue such cure to completion within a reasonable time (not to exceed sixty (60) days).

          The termination of the Swine Agreement by either Borrower or Farmland.

          The termination of any Feeder Pig Purchase Agreement or Weaned Pig Purchase Agreement or Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement executed in connection with an Equity Loan, as the case may be, by the party other than Borrower to such agreement unless Borrower, within 20 days of such failure provides CoBank with a copy of a new executed Feeder Pig Purchase Agreement, Weaned Pig Purchase Agreement or Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement, as applicable, whereby the counterparty has agreed to buy the same number of feeder pigs or weaned pigs, as applicable, on substantially the same terms and conditions, as the party who terminated the Feeder Pig Purchase Agreement, Weaned Pig Purchase Agreement or Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement, as applicable; provided, however, that the termination of any Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement executed in connection with an Equity Loan as the result of the expiration of the ten year term of such agreement or the repayment of such Equity Loan with the proceeds of the sale of capital stock of Borrower where the purchasers of such stock have delivered Executed Feeder Pig Purchase Agreements or Weaned Pig Purchase Agreements as required pursuant to Borrower's bylaws in effect on the date hereof or as subsequently amended with CoBank's prior written consent, shall not result in an Event of Default hereunder.

          The failure of any party (other than Borrower) to any Feeder Pig Purchase Agreement or any Weaned Pig Purchase Agreement or Excess Feeder Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase Agreement executed in connection with an Equity Loan, as the case may be, to purchase a Lot (as such term is defined in such agreement) when such Lot is made available by Borrower to such party, unless Borrower, within 5 days of such failure, sells the Lot which such party failed to purchase at the same price as such party would have been required to pay to Borrower under such agreement.

     NO ADVANCE. CoBank shall have no obligation to disburse Loan Proceeds if an Event of Default or a Potential Default shall occur and be continuing.

     RIGHT TO COMPLETE CONSTRUCTION. Upon the occurrence of an Event of Default, CoBank shall have the right, in addition to all other rights and remedies available to CoBank hereunder or under the other Loan Documents, acting on its own or through agents of its choice, to enter into possession of all Construction Premises and Unit Under Construction Premises and perform any and all work according to the Plans and Specifications for the Units being constructed thereon, and employ watchmen to protect the Construction Premises and Unit Under Construction Premises from injury. All reasonable sums so expended by CoBank shall be deemed to have been paid to, or on behalf of, Borrower and shall be part of the indebtedness evidenced by the Construction Loan Note and secured by the Collateral. Effective upon such a default, Borrower hereby assigns to CoBank, absolutely and not merely as security, all of Borrower's interest in contracts then in existence relating to the construction of the Units (including without limitation the Construction Contracts for all Units being constructed), but this assignment shall not be deemed to impose upon CoBank any of Borrower's obligations under any such contract. Upon the occurrence of an Event of Default, Borrower hereby constitutes and appoints CoBank as Borrower's true and lawful attorney-in-fact, with full power of substitution, to complete the Units being constructed on all Construction Premises and Unit Under Construction Premises in the name of Borrower. Borrower hereby empowers said attorney-in-fact as follows: (a) to use any funds of Borrower, including any funds remaining in the Construction Account for any such Unit or any proceeds of the Construction Loan Portion for any such Unit which may remain undisbursed hereunder, for the purpose of completing such Unit; (b) to make such additions, changes, and corrections in the Plans and Specifications for any such Unit as CoBank reasonably believes is necessary or appropriate to complete such Unit in an economically sound manner; (c) to employ such contractors, subcontractors, agents, architects, and inspectors as shall be required for said purposes; (d) to pay, settle, or compromise all existing bills and claims which may be liens against any of the Construction Premises or Unit Under Construction Premises or the Units being constructed thereon, or as may be necessary or desirable for the completion of such Units or for clearance of title thereto, and all such sums shall be deemed to be Advances under the Construction Loan and shall be secured by the Collateral; (e) to execute all applications and certificates in the name of Borrower which may be required by any of the contracts pertaining to any of the Construction Premises or Unit Under Construction Premises or the Units to be built thereon; (f) to prosecute and defend all actions or proceedings in connection with the Construction Premises or Unit Under Construction Premises or the construction of the Units thereon and to take such action and require such performance as CoBank deems necessary under any payment and performance bond or guaranty of completion, if any; and (g) to do any and every act which Borrower might do on Borrower's own behalf. It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked except upon payment in full of the Bank Debt to CoBank.

     RIGHT TO REQUIRE APPRAISAL. If at any time (a) an Event of Default under the Loan Documents has occurred, (b) CoBank determines, in its sole judgment, that the collateral position of CoBank in relation to the credit extended for the benefit of the Borrower has adversely changed as a consequence of material, physical or economic impairment of the Collateral or that an appraisal is necessary to establish the fair market value of the Units in connection with CoBank's foreclosure on the Units; or (c) CoBank is required by law or regulation to obtain an appraisal, CoBank may require, or cause, an appraisal (including a new appraisal where CoBank obtained an appraisal in connection with the construction of a Unit) of the Units in form and content reasonably acceptable to CoBank to be prepared at Borrower's expense.

     RIGHT TO ADVANCE OR POST FUNDS. Without regard to whether or not an Event of Default has occurred, where disputes have arisen which, in the good faith opinion of CoBank, may endanger timely completion of any Unit or fulfillment of any condition precedent or covenant herein, CoBank may agree to advance funds for the account of Borrower, and Borrower agrees to reimburse CoBank, upon demand therefor by CoBank, for any such payments with interest at the rate then applicable under the Construction Loan Note until the date of reimbursement. All sums so advanced by CoBank shall be deemed to be Advances under the Construction Loan and shall be secured by the Collateral.

     STOPPAGE OF CONSTRUCTION BY COBANK. Without regard to whether or not an Event of Default has occurred, where, in CoBank's good faith determination, any material deviations from the Plans and Specifications for a Unit appear, or defective or unworkmanlike labor or materials are being used in the construction of such Unit, or upon receipt of knowledge of encroachments to which CoBank has not consented, CoBank shall have the right to immediately order stoppage of construction and demand that the condition be corrected. After issuance of such an order in writing, no further work shall be done on such Unit without the prior written consent of CoBank unless and until said condition has been fully corrected. If corrective action reasonably satisfactory to CoBank is not commenced within ten (10) days after written demand therefor by CoBank, CoBank shall have the right but not the obligation to undertake such action at Borrower's expense in the manner described in Section 9.3 above.

     CURING OF DEFAULTS BY DISBURSEMENT. Upon the occurrence of an Event of Default which may be cured by payment of money and without waiving any right of acceleration or foreclosure hereunder or under any other Loan Document which CoBank may have by reason of such default, CoBank shall have the right but not the obligation to make such payment from the Loan Proceeds thereby curing the default. If the payment of any such sums results or may, in CoBank's good faith determination, result in the reduction in the amount of the undisbursed Construction Loan Portion that is required to complete construction of any Unit in accordance with the Plans and Specifications for such Unit and pay for any other costs and expenses contemplated hereunder, the amount which CoBank determines in good faith to be necessary to provide for such completion shall be deposited by Borrower into the Construction Account for such Unit within five
(5) days after written demand by CoBank. The amount so deposited will be disbursed by CoBank before any additional proceeds of the Construction Loan Portion for such Unit are disbursed.

     RIGHTS AND REMEDIES. In addition to the remedies set forth in Sections 9.1 through 9.7 of this Agreement, upon the occurrence of an Event of Default, CoBank shall be entitled to exercise all the rights and remedies provided in the Security Documents and other Loan Documents and by any applicable law, including, without limitation, the Uniform Commercial Code as enacted in the State of Colorado or the state where the Collateral is located at such time, whichever provides CoBank with greater rights. Each and every right or remedy granted to CoBank pursuant to this Agreement and the other Loan Documents, or allowed CoBank by law or equity, shall be cumulative. Failure or delay on the part of CoBank to exercise any such right or remedy shall not operate as a waiver thereof. Any single or partial exercise by CoBank of any such right or remedy shall not preclude any future exercise thereof or the exercise of any other right or remedy.

ARTICLE 15  MISCELLANEOUS

     COSTS AND EXPENSES. To the extent permitted by law, Borrower agrees to pay to CoBank, on demand, all out-of-pocket costs and expenses (a) incurred by CoBank (including, without limitation, the reasonable fees and expenses of counsel retained by CoBank and, subject to Subsection 11.9.1, the reasonable fees and expenses of CoBank's Inspector in connection with inspections of all Construction Premises, and including fees and expenses incurred for consulting, appraisal, engineering, inspection, and environmental assessment services) in connection with the preparation, negotiation, and execution of the Loan Documents and the transactions contemplated thereby and the administration of the Loans; and (b) incurred by CoBank (including, without limitation, the reasonable fees and expenses of counsel retained by CoBank) in connection with the enforcement or protection of CoBank's rights under the Loan Documents upon the occurrence of an Event of Default or upon the commencement of an action by Borrower against CoBank (except that if the court makes a specific finding that Borrower has prevailed on all or substantially all of its claims in such action brought by Borrower, Borrower shall not be obligated to pay the out-of-pocket costs and expenses of CoBank in connection with such action), including without limitation collection of the Loans (regardless of whether such enforcement or collection is by court action or otherwise).

     SERVICE OF PROCESS AND CONSENT TO JURISDICTION. Borrower hereby agrees that any litigation with respect to this Agreement or to enforce any judgment obtained against Borrower for breach of this Agreement or under the Notes or other Loan Documents may be brought in the courts of the State of Colorado and in the United States District Court for the District of Colorado (if applicable subject matter jurisdictional requirements are present), as CoBank may elect; and, by execution and delivery of this Agreement, Borrower irrevocably submits to such jurisdiction. With respect to litigation concerning this Agreement or under the Notes or other Loan Documents within the jurisdiction of the courts of the State of Colorado or the United States District Court for the District of Colorado, Borrower hereby irrevocably appoints, until January 1, 2011, The Corporation Company, 1675 Broadway, Denver, Colorado 80202, as the agent of Borrower to receive for and on behalf of Borrower, service of process, which service may be made by mailing a copy of any summons or other legal process to Borrower in care of such agent; provided, however, a copy of such materials shall also be furnished to Borrower pursuant to Section 9.12 hereof. Borrower agrees that Borrower shall maintain a duly appointed agent in Colorado for service of summons and other legal process as long as Borrower remains obligated under this Agreement and shall keep CoBank advised in writing of the identity and location of such agent. The receipt by such agent and/or by Borrower of such summons or other legal process in any such litigation shall be deemed personal service and acceptance by Borrower for all purposes of such litigation.

     JURY WAIVER. IT IS MUTUALLY AGREED BY AND BETWEEN COBANK AND BORROWER THAT THEY EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE NOTES, OR THE OTHER LOAN DOCUMENTS.

     NOTICES. All notices, requests and demands required or permitted under the terms of this Agreement shall be in writing and (a) shall be addressed as set forth below or at such other address as either party shall designate in writing and shall be given by personal delivery, telex, telegram, facsimile, overnight courier or United States mail, certified and return receipt requested, and (b) shall be deemed to have been given or made: (i) if delivered personally, immediately upon delivery, (ii) if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt, (iii) if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending, and (iv) if by United States Mail, certified mail, return receipt requested, five (5) days after mailing.

          BORROWER:

               Alliance Farms Cooperative Association
               P.O. Box 7305, Dept. 189
               10380 N. Executive Hills Blvd.
               Kansas City, MO  64116 (P.O. Box)
                                64153 (street address)
               FAX: (816) 459-5475
               Attention: President

          COBANK:
                  CoBank, ACB
                  245 North Waco Street
                  Wichita, Kansas 67202
                  FAX: (316) 290-2006
               Attention:  Greg E. Somerhalder, Vice President

     SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower, CoBank, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of CoBank. CoBank shall, without the need to obtain Borrower's consent with respect thereto, have the right to assign all or any portion of its rights and interest in the Loan Documents or any of the Notes, and any such assignee shall have all the rights and remedies enjoyed by CoBank.

     SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement or the other Loan Documents shall not affect the remaining portions of such documents or instruments; in case of such invalidity or unenforceability, such documents or instruments shall be construed as if such invalid or unenforceable provisions had not been included therein.

     ENTIRE AGREEMENT. This Agreement (together with all exhibits hereto, which are incorporated herein by this reference) and the other Loan Documents represent the entire understanding of CoBank and Borrower with respect to the subject matter hereof and shall replace and supersede any previous agreements of the parties with respect to the subject matter hereof.

     APPLICABLE LAW. To the extent not governed by federal law, this Agreement and the other Loan Documents, and the rights and obligations of the parties hereto and thereto shall be governed by and interpreted in accordance with the internal laws of the State of Colorado, without giving effect to any otherwise applicable rules concerning conflicts of law.

     CAPTIONS. The captions or headings in this Agreement and any table of contents hereof are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

     AMENDMENTS. This Agreement may not be modified or amended unless such modification or amendment is in writing and is signed by both Borrower and CoBank. Borrower agrees that it shall reimburse CoBank for all reasonable fees and expenses incurred by CoBank in retaining outside legal counsel in connection with any amendment or modification to this Agreement requested by Borrower.

     ADDITIONAL COSTS OF MAINTAINING LOAN. Borrower shall pay to CoBank from time to time such amounts as CoBank reasonably may determine to be necessary to compensate CoBank for any costs incurred by it which CoBank determines are attributable to CoBank making or maintaining any Advances hereunder or its obligation to make any such Advances, or any reduction in any amount receivable by CoBank under this Agreement or the Notes in respect to any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any change after the date of this Agreement in United States federal, state, municipal, or foreign laws or regulations (including Regulation D), or the adoption or making after such date of any interpretations, directives, or requirements applying to CoBank of or under any United States federal, state, municipal, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("REGULATORY CHANGE"), which: (a) changes the basis of taxation of any amounts payable to CoBank under this Agreement or the Notes in respect of any of such Advances (other than taxes imposed on the overall net income of CoBank); or (b) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, CoBank; or (c) imposes any other condition affecting this Agreement or the Notes (or any of such extensions of credit or liabilities). CoBank will notify Borrower of any event occurring after the date of this Agreement which will entitle CoBank to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. CoBank shall include with such notice, a certificate setting forth in reasonable detail the calculation of the amount of such compensation. Determinations by CoBank for purposes of this Section of the effect of any Regulatory Change on the costs of CoBank of making or maintaining Advances or on amounts receivable by CoBank in respect of Advances, and of the additional amounts required to compensate CoBank in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis.

     CAPITAL REQUIREMENTS. In the event that the introduction of or any change in (a) any law or regulation, or (b) the judicial, administrative, or other governmental interpretation of any law or regulation, or (c) compliance by CoBank or any corporation controlling CoBank with any guideline or request from any governmental authority (whether or not having the force of law) has the effect of requiring an increase in the amount of capital required or expected to be maintained by CoBank or any corporation controlling CoBank, and CoBank certifies that such increase is based in any part upon CoBank's obligations hereunder, and other similar obligations, Borrower shall pay to CoBank such additional amount as shall be certified by CoBank to Borrower to be the net present value (discounted at the National Variable Rate in effect at that time) of (a) the amount by which such increase in capital reduces the rate of return on capital which CoBank could have achieved over the period remaining until the Maturity Date but for such introduction or change, (b) multiplied by an amount equal to the Aggregate Revolving Loan Commitment plus the Aggregate Term Loan Commitment plus the Aggregate Construction Loan Commitment. CoBank will notify Borrower of any event occurring after the date of this Agreement that will entitle any CoBank to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof. CoBank shall include with such notice, a certificate setting forth in reasonable detail the calculation of the amount of such compensation. Determinations by CoBank for purposes of this Section of the effect of any increase in the amount of capital required to be maintained by any CoBank and of the amount of compensation owed to CoBank under this Section shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis.

     NO THIRD PARTY BENEFICIARIES All conditions of the obligations of the CoBank to make Advances pursuant to this Agreement are imposed solely and exclusively for the benefit of CoBank and its assigns. No other person or entity shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that CoBank will refuse to make Advances in the absence of strict compliance with any or all of such conditions. No other person or entity shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by CoBank at any time if, in CoBank's sole discretion, CoBank deems it advisable to do so.

     LIBERAL CONSTRUCTION. This Agreement constitutes a fully negotiated agreement between commercially sophisticated parties, each assisted by legal counsel, and shall not be construed and interpreted for or against any party hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         BORROWER:
                         ALLIANCE FARMS COOPERATIVE ASSOCIATION

                         By: ______________________
                         Name: Wayne N. Snyder
                         Title:  President
                         COBANK:
                         COBANK, ACB

                         By: _______________________
                         Name: Greg Somerhalder
                         Title:  Vice President
                               TABLE OF CONTENTS
Article 1  Defined Terms...................................3
Article 2 Credit Facilities...............................18
     2.1 Financial Accommodations ........................16
          2.1.1 Term Loan ....... . . . ..................16.
          2.1.2 Revolving Loan ...........................16
          2.1.3 Construction Loan ........................17
           2.1.4 Future Loans ............................17
Article 3  Purposes.......................................17
     3.1 Purpose - Term Loan .............................17
     3.2 Purpose - Revolving Loan ........................18
     3.3 Purpose - Construction Loan .....................18
     3.4 Purpose - Additional Loans ......................18
Article 4  Availability; Manner and Method of Disbursement; Reborrowing
 ..........................................................18
     4.1 Availability ....................................18
          4.1.1 Availability of Loan Proceeds Dependent Upon Level of
           Equity Contribution  ..........................18
          4.1.2 Equity Loan Shall Fulfill Requirement For An Equity
           Tranche  ......................................19
     4.2 Reservation Regarding Feeder Pig Units ..........20
     4.3 Reservation Regarding Weaned Pig Units ..........21
     4.4 Reservation Regarding Retainage .................21
     4.5 Manner of Disbursement ..........................21
     4.6 Direct Disbursement of Construction Loan Proceeds 22
     4.7 Availability for Special Facility ...............23
     4.8 Ability to Reborrow Loan Proceeds ...............24
     4.9 Draws Under the Letter of Credit ................24
Article 5  Interest And Fees..............................24
     5.1 Interest ........................................24
          5.1.1 Base Rate Option .........................24
          5.1.2 Quoted Rate Option .......................25
          5.1.3 Additional Loans .........................25
          5.1.4 Requirement that Interest Rate on Term Loan Proceeds be
           Fixed  ........................................25
          5.1.5 Default Interest Rate ....................26
          5.1.6 Performance Pricing Adjustments ..........26
     5.2 Interest Calculation ............................26
     5.3 Fees ............................................26
          5.3.1 Revolving Loan Commitment Fee ............26
          5.3.2 Construction Loan Commitment Fee .........27
          5.3.3 Activation Fee ...........................27
          5.3.4 Permanent Funding Fee ....................27
          5.3.5 Additional Loans .........................27
Article 6   Payments/Permanent Commitment Reductions......27
     6.1 Principal Payments ..............................27
          6.1.1 Term Loans ...............................27
          6.1.2 Revolving Loan ...........................28
          6.1.3 Construction Loan ........................28
          6.1.4 Additional Loans .........................28
     6.2 Interest Payments ...............................29
     6.3 Application of Regular Payments .................29
     6.4 Manner of Payment; Payment on Business Days .....29
     6.5 Borrower Reduction of Aggregate Revolving Loan Commitment
            ..............................................29
Article 7  Prepayments....................................30
     7.1 Voluntary Prepayments ...........................30
          7.2 Funding Losses .............................30
     7.3 Minimum Prepayment Amount .......................30
     7.4 Application of Prepayments ......................30
Article 8  CoBank Equity..................................31
Article 9  Security.......................................31
     9.1 Borrower's Assets ...............................31
Article 10  Representations And Warranties................31
     10.1 Organization, Good Standing, Etc ...............31
     10.2 Corporate Authority, Due Authorization; Consents 32
     10.3 Litigation .....................................32
     10.4 No Violations ..................................32
     10.5 Binding Agreement ..............................32
     10.6 Compliance with Laws ...........................32
     10.7 Principal Place of Business ....................33
     10.8 Financial Statements; No Material Adverse Change 33
     10.9 Payment of Taxes ...............................33
     10.10 Licenses, Permits and Approvals ...............33
     10.11 Employee Benefit Plans ........................33
          10.11.1 Employee Benefit Plans; Multiemployer Plans    33
          10.11.2 Pension Benefit Plans ..................34
          10.11.3 Prohibited Transactions ................34
          10.11.4 Civil/Criminal Action ..................34
          10.11.5 Funding ................................35
          10.11.6 Compliance With Law ....................35
          10.11.7 Multiple Employer Plan .................35
          10.11.8 Plan Termination Liability; Multiemployer Plan
           Withdrawal Liability  .........................35
          10.11.9 Pension Plan Termination ...............35
          10.11.10 Reportable Event ......................35
          10.11.11 Payment of Contributions ..............36
          10.11.12 Welfare Benefit Plans .................36
     10.12 Equity Investments ............................36
     10.13 Real and Personal Property; Title to Real and Personal
           Property  .....................................36
     10.14 Fiscal Year ...................................37
     10.15 Material Agreements ...........................37
     10.16 Existing Term Loan; Existing Revolving Loan ...37
     10.17 Units Under Construction ......................37
     10.18 Existing Units ................................38
     10.19 Principal Agreements ..........................38
     10.20 Water Rights ..................................38
     10.21 Intellectual Property .........................38
     10.22 Disclosure ....................................38
Article 11  Conditions To Credit Facility And Advances....39
     11.1 Conditions to Availability of Credit Facilities 39
          11.1.1  Eligibility ............................39
          11.1.2 Application; CoBank Equity Interest Purchase
           Obligation  ...................................39
          11.1.3 Loan Documents; and Other Documents .....39
          11.1.4 Searches; UCC Filings; Recordings .......39
          11.1.5 Title Insurance .........................39
          11.1.6 Survey ..................................40
          11.1.7 Flood Plain Certification ...............40
          11.1.8 Water Rights; Spreading Easements .......40
          11.1.9  Approvals ..............................40
          11.1.10 Organizational Documents ...............40
          11.1.11 Evidence of Corporate Action ...........40
          11.1.12 Legal Opinion for Borrower .............41
          11.1.13 Evidence of Insurance ..................41
          11.1.14 Illinois Responsible Property Transfer Act     41
          11.1.15 Copies of Agreements; Swine Agreement Consent  41
          11.1.16  No Material Change ....................41
          11.1.17 Fees and Expenses ......................41
          11.1.18 Appointment of The Corporation Company .41
          11.1.19 Further Assurances .....................42
     11.2 Conditions to All Advances .....................42
          11.2.1 Representations and Warranties ..........42
          11.2.2 No Event of Default .....................42
          11.2.3 No Material Adverse Change ..............42
          11.2.4 Fees and Expenses .......................42
          11.2.5 Further Assurances ......................42
     11.3 Conditions to Activation of Construction Loan Portion for a
           New Unit  .....................................42
          11.3.1 Activation Request ......................43
          11.3.2 Deposit of New Equity Tranche with CoBank 43
          11.3.3 Availability of Amounts to be Reserved Against the
           Term Loan and Revolving Loan  .................43
          11.3.4 Survey ..................................43
          11.3.5 Water Rights ............................44
          11.3.6 Environmental Studies ...................44
          11.3.7 Lien on Construction Premises; Title Insurance  44
          11.3.8 Spreading Easements; Water Supply Easements; Title
           Insurance  ....................................44
          11.3.9 Construction Budget .....................45
          11.3.10 Construction Schedule; Plans and Specifications:
           Other Reports  ................................45
          11.3.11 Appraisal ..............................45
          11.3.12 Construction Contract; Architect's Contract    45
          11.3.13 Consents to Assignment of Construction Contract and
           Architect's Contract  .........................45
          11.3.14 Affidavit Regarding Commencement of Construction
            ..............................................46
          11.3.15 Permits ................................46
          11.3.16 Utilities ..............................46
          11.3.17 Roads ..................................46
          11.3.18 Illinois Responsible Property Transfer Act     46
          11.3.19 Copies of Pig Purchase Agreements ......47
          11.3.20 Fees and Expenses ......................47
          11.3.21 Local Law Items ........................47
     11.4 Conditions to All Advances of the Construction Loan Portion
           for a New Unit  ...............................47
          11.4.1 Activation Notice .......................47
          11.4.2 Construction Loan Advance Request .......47
          11.4.3 Commence of Construction ................48
          11.4.4 Additional Items ........................48
          11.4.5 Foundation Endorsement ..................50
          11.4.6 Local Law Items .........................50
     11.5 Conditions to Final Advance of the Construction Loan Portion
           for a New Unit  ...............................50
          11.5.1 As Built Survey .........................51
          11.5.2 Governmental Approval ...................51
          11.5.3 Completion Certificate ..................51
          11.5.4 Final Lien Waivers ......................51
          11.5.5 Final Title Insurance Date Down Endorsement     51
          11.5.6 Local Law Items .........................51
     11.6 Conditions to Activation of Construction Loan Portion for a
           Unit Under Construction  ......................51
          11.6.1 Activation Request ......................52
          11.6.2 Deposit of Equity Tranche with CoBank ...52
          11.6.3 Availability of  Amounts to be Reserved Against the
           Term Loan and Revolving Loan  .................52
          11.6.4 Survey ..................................52
          11.6.5 Environmental Studies ...................52
          11.6.6 Construction Budget .....................52
          11.6.7 Construction Schedule; Plans and Specifications: Other
           Reports  ......................................53
          11.6.8 Construction Contract; Architect's Contract     53
          11.6.9 Permits .................................53
          11.6.10 Utilities ..............................53
          11.6.11 Roads ..................................53
          11.6.12 Fees and Expenses ......................53
     11.7 Conditions to All Advances of the Construction Loan Portion
           for a Unit Under Construction  ................53
          11.7.1 Activation Notice .......................54
          11.7.2 Construction Loan Advance Request .......54
          11.7.3 Commence of Construction ................54
          11.7.4 Additional Items ........................54
          11.7.5 Foundation Endorsement ..................56
     11.8 Conditions to Final Advance of the Construction Loan Portion
           for a Unit Under Construction  ................56
          11.8.1 As Built Survey .........................56
          11.8.2 Governmental Approvals ..................56
          11.8.3 Completion Certificate ..................56
          11.8.4 Final Lien Waivers ......................57
          11.8.5 Spreading Easements; Water Supply Easements; Title
           Insurance  ....................................57
          11.8.6 Final Title Insurance Date Down Endorsement     57
     11.9 Additional Conditions to Disbursement of Construction Loan
           Portion  ......................................57
          11.9.1 Recommendation of CoBank's Inspector ....57
          11.9.2 Construction Loan Portion - Aggregate Amount
           Disbursed  ....................................58
          11.9.3 Unfunded Deficit ........................58
          11.9.4 No Notice of Violation ..................58
          11.9.5 No Notice of Lien .......................58
          11.9.6 Damage to Construction Premises .........59
          11.9.7 Stored Materials ........................59
          11.9.8 Construction Deadline Date ..............59
     11.10 Additional Requirements Affecting Disbursement of
           Construction Loan Portion  ....................59
          11.10.1 Retainage ..............................59
          11.10.2 Prior Disbursement of Equity Tranche ...59
          11.10.3 Frequency and Minimum Amount of Disbursements  60
          11.10.4 Advances Do Not Constitute a Waiver ....60
          11.10.5 Deposit by Borrower of Amount of Deficit 60
          11.10.6 Ability to Impound Advances ............60
     11.11 Conditions to Initial Advance of the Term Loan Takeout
           Amount or the Revolving Loan Takeout Amount for a New Unit
           or a Unit Under Construction  .................60
          11.11.1 Conditions to Final Advance of Construction Loan
           Portion  ......................................61
          11.11.2 Maturity of Construction Loan Portion ..61
     11.12 Conditions to All Advances of the Term Loan Takeout Amount
           or the Revolving Loan Takeout Amount for a Unit and to All
           Advances for Working Capital Purposes  ........61
          11.12.1 Advance Request ........................61
          11.12.2 Fees ...................................61
          11.12.3 Working Capital Advances - Availability 61
     11.13 Conditions to Additional Loan .................61
          11.13.1 Additional Loan Request ................61
          11.13.2 Notice of Approval of Additional Loan ..62
          11.13.3 Representations and Warranties .........62
          11.13.4 No Event of Default ....................62
          11.13.5 No Material Adverse Change .............62
          11.13.6 Fees and Expenses ......................62
          11.13.7 MLA Supplement; Further Assurances .....62
          11.13.8 Evidence of Corporate Action ...........63
     11.14 Additional Disbursement Conditions ............63
          11.14.1 Aggregate Commitment Amount ............63
          11.14.2  Disbursement Period ...................63
          11.14.3 Disbursement Conditions Set Forth in MLA Supplement
            ..............................................63
Article 12 Affirmative Covenants..........................63
     12.1. Books and Records .............................64
     12.2. Reports and Notices ...........................64
          12.2.1 Annual Financial Statements .............64
          12.2.2 Monthly Financial Statements ............64
          12.2.3 Management Letters ......................64
          12.2.4 Notice of Default .......................64
          12.2.5 Notice of Certain Changes ...............64
          12.2.6 Notice of Litigation ....................65
          12.2.7 Notice of Material Change ...............65
          12.2.8 Notice of Environmental Litigation ......65
          12.2.9 Adverse Action Regarding Required Licenses 65
          12.2.10 Management and Policies ................65
     12.2.11 Notification of Claims by Subcontractors and Materialmen
            ..............................................65
          12.2.12 Default Under Principal Agreements .....66
          12.2.13 Notice of Intent to Terminate or Termination of
           Feeder Pig Purchase Agreement, Excess Pig Purchase
           Agreement, Weaned Pig Purchase Agreement, Excess Weaned Pig Purchase Agreement or Excess Class C Weaned Pig Purchase
           Agreement; Notice of Failure to Purchase Lot  ...............66
          12.2.14 Copies of Feeder Pig Purchase Agreements, Weaned Pig Purchase Agreements, Excess Weaned Pig Purchase Agreements
           and Excess Class C Weaned Pig Purchase Agreements     .......66
          12.2.15 Copies of Amendments to Construction Documents  ......67
          12.2.16 Pig Reports ............................67
          12.2.17 Business Plan ..........................67
          12.2.18 Additional Information .................67
     12.3 Eligibility ....................................67
     12.4 Maintenance of Existence and Qualification .....67
     12.5 Compliance with Legal Requirements and Agreements 67
     12.6 Compliance with Environmental Laws .............67
     12.7 Use of Loan Proceeds ...........................67
     12.8 Taxes ..........................................68
     12.9 Insurance ......................................68
          12.9.1 Builder's Risk and Hazard ...............68
          12.9.2 General .................................68
          12.9.3 CoBank May Purchase Insurance ...........69
     12.10 Title to Assets and Maintenance ...............69
     12.11 Payment of Liabilities ........................70
     12.12 Further Assurances ............................70
     12.13 Real Property Security ........................70
     12.14 Required Licenses; Permits; Etc ...............71
     12.15 ERISA .........................................71
     12.16 Financial Covenants ...........................71
          12.16.1 Total Equity to Total Assets ...........71
          12.16.2 Debt Service Coverage Ratio ............72
     12.17 Inspection ....................................72
     12.18 Annual Livestock Audit ........................72
     12.19 Construction ..................................72
     12.20 Lists of Contractors, Subcontractors and Materialmen  73
     12.21 Correction of Defects and Noncompliance with Plans and
           Specifications  ...............................74
     12.22 Access to Construction Premises and Unit Under Construction Premises; Cooperation with CoBank's Inspector 74
     12.23 Deposit by Borrower of Amount of Deficit ......74
     12.24 Performance Under Principal Agreements ........75
     12.25 Replacement of Colorado Breeding Stock ........75
Article 13  Negative Covenants............................75
     13.1 Borrowing ......................................75
     13.2 No Other Businesses ............................75
     13.3 Liens ..........................................75
     13.4 Sale of Assets .................................77
     13.5 Liabilities of Others ..........................77
     13.6 Payments on Indebtedness .......................78
     13.7 Merger; Acquisitions; Business Form; Etc .......78
     13.8 Loans, Advances and Investments ................78
     13.9 Transactions With Related Parties ..............78
     13.10 ERISA .........................................78
     13.11 Payment of Dividends ..........................79
     13.12 Change in Fiscal Year .........................79
     13.13 Approval of Changes to Plans and Specifications 80
     13.14 Construction and Architect's Contract .........80
     13.15 Amendment of Feeder Pig Purchase Agreements, Excess Feeder
           Pig Purchase Agreements, Weaned Pig Purchase Agreements,
           Excess Weaned Pig Purchase Agreements, or Excess Class C
           Weaned Pig Purchase Agreements  ...............80
     13.16 Amendment of Swine Agreement ..................80
     13.17 Amendment of Construction Documents ...........81
     13.18 Amendment of Organizational Documents .........81
     13.19 Contract by Borrower Only With Architect and General
           Contractor  ...................................81
     13.20 No Rebate of Pig Production Margins ...........81
Article 14  Indemnification...............................81
     14.1 General; Stamp Taxes; Intangibles Tax ..........81
     14.2 Indemnification Relating to Hazardous Substances 82
Article 15  Events Of Default; Rights And Remedies........83
     15.1 Events of Default ..............................83
     15.2 No Advances ....................................85
     15.3 Right to Complete Construction .................86
     15.4 Right to Require Appraisal .....................86
     15.5 Right to Advance or Post Funds .................87
     15.6 Stoppage of Construction by CoBank .............87
     15.7 Curing of Defaults by Disbursement .............87
     15.8 Rights and Remedies ............................88
Article 16  Miscellaneous.................................88
     16.1 Costs and Expenses .............................88
     16.2 Service of Process and Consent to Jurisdiction .88
     16.3 Jury Waiver ....................................89
     16.4 Notices ........................................89
          16.4.1 Borrower ................................89
          16.4.2 CoBank ..................................89
     16.5 Successors and Assigns .........................90
     16.6 Severability ...................................90
     16.7 Entire Agreement ...............................90
     16.8 Applicable Law .................................90
     16.9 Captions .......................................90
     16.10 Amendments ....................................90
     16.11 Additional Costs of Maintaining Loan ..........90
     16.12 Capital Requirements ..........................91
     16.13 No Third Party Beneficiaries ..................91
     16.14 Liberal Construction ..........................92

                               EXHIBITS

Exhibit 1.3                   Activation Request Form
Exhibit 1.4                   Additional Colorado Property
Exhibit 1.6                   Additional Construction Loan Note Form
Exhibit 1.14                  Additional Revolving Loan Note Form
Exhibit 1.16                  Additional Term Loan Note Form
Exhibit 1.52                  Compliance Certificate
Exhibit 1.76                  Excess Feeder Pig Purchase Agreements
Exhibit 1.77                  Excess Class C Weaned Pig Purchase Agreements
Exhibit 1.78                  Excess Weaned Pig Purchase Agreements
Exhibit 1.90 (a), (b) and(c)  Feeder Pig Purchase Agreements
Exhibit 1.172 (a) & (b)       Weaned Pig Purchase Agreements
Exhibit 2.1.4(a)              MLA Supplement Form (Additional Term Loan)
Exhibit 2.1.4(b)              MLA Supplement Form (Additional Revolving Loan)
Exhibit 2.1.4(c)              MLA Supplement Form (Additional Construction Loan)
Exhibit 4.1.2                 Subordination Agreement
Exhibit 10.3                  Litigation
Exhibit 10.10                 Required Licenses
Exhibit 10.11                 Employee Benefit Plans; Multiemployer Plans
Exhibit 10.13                 Borrower's Real Property and Permitted
                              Encumbrances
Exhibit 10.15                 Material Agreements
Exhibit 10.17                 Units Under Construction
Exhibit 10.20                 Water Rights
Exhibit 10.21                 Intellectual Property
Exhibit 11.4.2                Construction Loan Advance Request Form
Exhibit 11.12.1               Advance Request Form
Exhibit 11.13.1(a)            Additional Loan Request Form (Term)
Exhibit 11.13.1(b)            Additional Loan Request Form (Revolving)
Exhibit 11.13.1(c)            Additional Loan Request Form (Construction)
Exhibit 12.2.16               Pig Reports